================================================================================
                                      ASSET

                             CONTRIBUTION AGREEMENT


                                   DATED AS OF
                                  MARCH 2, 2004


                                      AMONG


                  OAKTREE ASSET MANAGEMENT, LLC, AS PURCHASER,


                       FIDUCIARY COUNSEL, INC., AS SELLER,


                                       AND


                        UNIFIED FINANCIAL SERVICES, INC.,
                          AS THE SHAREHOLDER OF SELLER


================================================================================

     THIS ASSET CONTRIBUTION AGREEMENT is made and entered into effective as of March 2, 2004 by and among: (i) OAKTREE ASSET MANAGEMENT, LLC, a Delaware limited liability company (the "Purchaser"); (ii) FIDUCIARY COUNSEL, INC., a
                                 ---------
__________________  corporation  ("Fiduciary"  or "Company");  and (iii) UNIFIED
                                   ---------       -------
FINANCIAL SERVICES, INC., a Delaware corporation ("Unified").
                                                   -------

                                R E C I T A L S :
                                -----------------

         A. Fiduciary is engaged in the business of providing investment management and advisory services (the "Business").
                                       --------

         B. Unified owns all of the outstanding common shares of Fiduciary.

         C. Fiduciary has agreed to sell and contribute, and Purchaser has agreed to purchase and accept the Assets and Assumed Liabilities, all on the terms and subject to the conditions set forth in this Agreement.

                              A G R E E M E N T S :
                              ---------------------

         IN CONSIDERATION OF the recitals, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Purchaser, Fiduciary and Unified, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS
                                   -----------

         1.1 Defined Terms. The terms used in this Agreement with their initial
             -------------
letters capitalized shall, unless the context otherwise requires or unless otherwise expressly provided herein, have the meanings specified in this Article 1 or elsewhere in this Agreement. As used in this Agreement and the Schedules and Exhibits attached hereto, the following terms have the following meanings unless the context otherwise requires:

         "Act" means the Securities Act of 1933, as amended.
          ---

         "Action or Proceeding" means any action, suit, proceeding or
          --------------------
arbitration by any Person or any investigation or audit by any Governmental or Regulatory Agency.

         "Adjustment Date" means the date that is 180 days after the Closing
          ---------------
Date.

         "Affidavit" means an affidavit made by the Company representing and
          ---------
warranting that a verbal consent was given in respect of one of the Transferred Clients set forth on Schedule 5.3.

         "Affiliate" with respect to any Person, means any other Person
          ---------
controlling, controlled by or under common control with such Person.

         "Agreement" means this Asset Purchase and Contribution Agreement.
          ---------

         "Annualized Gross Revenues" means (A) the aggregate investment advisory
          -------------------------
fees from the Transferred Clients for the calendar quarter ending on the last day of the month immediately preceding the month in which the applicable measurement date occurs as determined on the accrual basis in accordance with GAAP, (B) multiplied by four (4).
          ----------

         "Best Knowledge," "Knowledge" or words to that effect shall mean, as to
          --------------    ---------
any Person, to the best knowledge of such Person after due inquiry and investigation.

         "Books and Records" of any Person means all files, documents,
          -----------------
instruments, papers, books and records relating to the business, operations, conditions of (financial or other), results of operations and assets and properties of such Person, including without limitation financial statements and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, contracts and other agreements, licenses, customer lists, lists of prospective customers, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

         "Business Day" means any day on which commercial banks are authorized
          ------------
or required by law to close in New York, New York.

         "Client" means any person, including without limitation any Fund, for
          ------
which the Company or, after Closing, the Purchaser acts as an investment adviser (whether directly or as a sub-adviser), or for whom the Company or, after Closing, the Purchaser manages any investment or trading account, or provides administrative or other services.

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "CPR Institute" means the CPR Institute for Dispute Resolution, Inc.,
          -------------
366 Madison Avenue, New York, New York 10017.

         "DNB Acquisition Corp." means DNB Acquisition Corp., a New York
          ---------------------
corporation.

         "DNB Purchase Agreement" means the Asset Purchase and Contribution
          ----------------------
Agreement dated of even date herewith among the Purchaser, Oaktree, Pin Oak and DNB Acquisition Corp.

         "Document or Other Papers" means any document, agreement, instrument,
          ------------------------
certificate, notice, consent, affidavit, letter, telegram, telex, statement, schedule (including any Schedule to this Agreement) or exhibit (including any Exhibit to this Agreement).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended.

         "Financial Assets Corp." means Financial Assets Corp., a Florida
          ----------------------
corporation and wholly owned subsidiary of DNB Acquisition Corp.

         "Fund" means any investment company as defined under the Investment
          ----
Company Act and any company excluded from the definition thereof by virtue of
Section 3(c)(1) or 3(c)(7) of the Investment Company Act and any other pooled investment vehicle similar to any such investment company, and shall include any series thereof.

         "GAAP" means generally accepted accounting principles.
          ----

         "Governmental or Regulatory Agency" means any court, tribunal,
          ---------------------------------
arbitrator or government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

         "Investment Advisers Act" means the Investment Advisers Act of 1940, as
          -----------------------
amended.

         "Investment Advisory Contract" means each contract or agreement under
          ----------------------------
which the Company acts as an investment adviser (whether directly or as a sub-adviser) to, or manages any investment or trading account of, or provides administrative or other services to, any Client.

         "Investment Company Act" means the Investment Company Act of 1940, as
          ----------------------
amended.

         "IRS" means the Internal Revenue Service.
          ---

         "LLC Shares" means the common shares created under the Purchaser's
          ----------
Operating Agreement representing membership interests in the Purchaser.

         "Law" means any law, statute, rule, regulation, ordinance and other
          ---
pronouncement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Agency.

         "Lien" means any lien, pledge, hypothecation, mortgage, security
          ----
interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any stockholder or similar agreement, encumbrance or any other restriction or limitation whatsoever (including any lien for failure or alleged failure to pay Taxes).

         "Material Adverse Effect" means, in the case of any Person, any change
          -----------------------
or changes or effect or effects that individually or in the aggregate are or may reasonably be expected to be materially adverse to (i) the assets, properties, business, operations, income or condition (financial or otherwise) of such Person or the transactions described in this Agreement or (ii) the ability of such Person to perform its obligations under this Agreement.

         "Net Worth" means the difference between (i) the Company's assets
          ---------
(excluding intangibles), minus (ii) its liabilities (including without
                         -----
limitation funded indebtedness), all as determined in accordance with GAAP applied on a consistent basis and measured as of the last day of the month immediately preceding the month in which the Closing Date occurs.

         "Oaktree" means Oaktree Asset Management, Inc., a Florida corporation
          -------
and wholly owned subsidiary of DNB Acquisition Corp.

         "Operating Agreement" means the Purchaser's Limited Liability Company
          -------------------
Operating Agreement, substantially in the form of Exhibit A.
                                                  ---------

         "Order" means any writ, judgment, decree, injunction or similar order
          -----
of any Governmental or Regulatory Agency, in each case whether preliminary or final.

         "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent
          --------------
or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent, and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the asset subject to such Lien or the use of such asset.

         "Permitted Transferee" means Unified or any Affiliate of Unified.
          --------------------

         "Person" means any individual, corporation, limited liability company,
          ------
partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Agency or other entity.

         "Pin Oak" means Pin Oak Capital, Inc., a Missouri corporation and
          -------
wholly owned subsidiary of DNB Acquisition Corp.

         "Tax Return" means any return, report, information return, or other
          ----------
document (including any related or supporting information) filed or required to be filed with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax (whether or not such Tax is imposed on the Company) or the administration of any laws, regulations or administrative requirements relating to any Tax.

         "Tax" and "Taxes" means all taxes, charges, fees, levies or other
          ---       -----
assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including, without limitation, income, capital, estimated, excise, property, sales, transfer, withholding, employment, payroll, and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments.

         1.2 Certain Other Terms. The terms "herein", "hereof", "hereto",
             -------------------
"hereby", "hereunder" and the like refer to this Agreement as a whole and not to any particular Articles, Sections, subsections or clauses of this Agreement. References in this Agreement to Articles, Sections, Schedules or Exhibits are references to the Articles, Sections, Schedules or Exhibits of or attached to this Agreement.

                                   ARTICLE 2

         CONTRIBUTION OF ASSETS; ASSUMPTION OF ASSUMED LIABILITIES; AND
         --------------------------------------------------------------
                                 PURCHASE PRICE
                                 --------------

        2.1 Contribution of Assets. On the Closing Date and on the terms and
            ----------------------
subject to the conditions set forth in this Agreement, the Company agrees to sell, transfer, assign, contribute, convey and deliver to Purchaser, as a contribution to Purchaser's capital, and Purchaser agrees to purchase, acquire, accept and assume from the Company, all of the Company's right, title and interest as of the Closing Date in and to all of the Company's assets, properties and rights (other than the Excluded Assets described in Section 2.2) used or useful in the Business, wherever located and whether or not reflected on the Books and Records of the Company, in each case free and clear of any Liens other than Permitted Liens (collectively, the "Assets"), including without
                                               ------
limitation the following:

                        (a) All of the Company's active Clients as of the Closing Date and the Investment Advisory Contracts related to such Clients, except those Clients and their related Investment Advisory Contracts (i) listed on Schedule 2.1(a), or (ii) listed on Schedule 5.3 and for which Confirming
   ---------------                    ------------
Consents have not been obtained by the Adjustment Date (collectively, the "Transferred Clients");
 -------------------

                        (b) The Company's lists of current, prior, active or inactive Clients or prospective Clients (a list of the Company's active clients as of the hereof is attached as Schedule 2.1(b));
                                ---------------

                        (c) All furniture, fixtures and equipment located in the Company's offices in New York, New York or, if not located in such offices, as necessary for the operations of its Business (the "FF&E);
                                                   ----

                        (d) All Books and Records relating to the Business or any of the Assets;

                        (e) All rights of the Company under or pursuant to any warranties, representations or guarantees made by any Person or affecting or otherwise relating to any of the Assets; (f) All rights of the Company and Unified to the name "Fiduciary Counsel" and all derivations thereof (as more specifically provided in the Assignment described in Section 6.1(h));

                        (g) All goodwill of the Company;

                        (h) All notes or accounts receivable of the Company;

                        (i) Any cash, cash on hand or in banks, cash equivalents, marketable securities and other investments;

                        (j) Any of Company's bank and security accounts, safe deposit boxes and vaults, wherever maintained;

                        (k) Any of Company's deposits, prepaid expenses, refunds, rights to refunds or reserves for any Taxes, claims or liabilities incurred or accrued prior to the Closing Date;



                        (l) All Intellectual Property Assets used or held for use in the conduct of the Business (including the Company's goodwill therein) and all rights, privileges, claims, causes of action and options held by the Company or Unified relating or pertaining to the Assets (the "Intangible
                                                              ----------
Property"); and
--------

                        (m) Any other assets, properties or rights of Company reflected on the Interim Balance Sheet or acquired or arising after the Interim Balance Sheet Date.

        2.2 Excluded Assets. Notwithstanding anything in this Agreement that may
            ---------------
be construed to the contrary, the Assets shall not include, and the Purchaser shall not purchase or accept, the following assets (collectively, the "Excluded
                                                                       --------
Assets"):
------

                        (a) Rights to use the name "Unified Financial" or any
                                                    -----------------
derivative;

                        (b) Company's minute books, stock transfer books, corporate seals and Tax Returns, as well as any Books and Records required to be retained under any Law or Order applicable to the Company or any of its Affiliates;

                        (c) All rights of the Company under this Agreement; and

                        (d) Without limiting the foregoing, those assets, properties and rights set forth on Schedule 2.2.
                                   ------------

        2.3 Assumed Liabilities. On the Closing Date and on the terms and
            -------------------
subject to the conditions set forth herein, Purchaser shall assume and thereafter pay, perform or discharge when due the following debts, liabilities and obligations of the Company from and after the Closing Date (collectively, the "Assumed Liabilities"):
     -------------------

                        (a) The Transferred Clients' Investment Advisory Contracts;

                        (b) The employment agreements set forth on Schedule
                                                                   --------
3.15;
----

                        (c) Any debts, liabilities or obligations (i) reflected on the Interim Balance Sheet, (ii) that are incurred in the ordinary course of business consistent with past practices and remain unpaid after the Interim Balance Sheet Date and before the Closing Date, or (iii) are otherwise referred to in this Agreement or on any Schedule hereto; and

                        (d) Any debts, liabilities or obligations set forth on
Schedule 2.3.
------------

         In the event of any claim against Purchaser with respect to any of the Assumed Liabilities, Purchaser shall have, and the Company hereby assigns to Purchaser, any defense, counterclaim or right of setoff which would have been available to the Company if such claim had been asserted against the Company.

        2.4      Excluded Liabilities.  Except as expressly set forth in Section
                 --------------------
2.3, Purchaser shall not assume, pay, perform or be responsible for any other debts, liabilities or obligations of the Company or Unified (the "Excluded
                                                                  --------
Liabilities").
-----------

        2.5 Condition of Purchased Assets. Except as otherwise stated in this
            -----------------------------
Agreement, the Purchaser is taking the Assets and Assumed Liabilities "AS IS, WHERE IS," without any express or implied representations or warranties of any kind whatsoever, and ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PURPOSE, ARE HEREBY DISCLAIMED.

        2.6      Purchase Price.
                 --------------

                        (a) Subject to Section 2.9, the purchase price (the "Purchase Price") for the Assets to be purchased by Purchaser from the Company
 --------------
hereunder and contributed to the Purchaser by the Company shall be an aggregate amount equal to the sum as of the Closing Date of: (i) [(A) the Company's Annualized Gross Revenues, plus (B) the Company's Net Worth, plus, any cash
                           ----                              ----
contributed by Unified to the Company subsequent to the last day of the month preceding the Closing Date (such sum is referred to as the "Closing Payment")],
                                                            ---------------
plus (ii) the assumption by Purchaser of the Assumed Liabilities. Provided,
----
however, that for purposes of this Section 2.6(a), the exceptions in Section 2.1
(a)(i) and (ii) shall be ignored in determining the Transferred Clients and all of the Company's Clients shall be assumed to be Transferred Clients on the Closing Date and subject to adjustment as provided in Section 2.9.

                        (b) The Closing Payment shall be paid to the Company by Purchaser on the Closing Date by issuance of LLC Shares to the Company (valued at $1,000 per LLC Share), which LLC Shares shall be reflected on Schedule A of the Operating Agreement.

        2.7 Transfer Taxes. The Purchaser agrees to pay any sales, use,
            --------------
transfer, recording, gains, and other similar taxes and fees ("Transfer Taxes")
                                                               --------------
arising out of or in connection with the transactions described in this Agreement, and shall indemnify, defend and hold harmless the Company and Unified with respect to such Transfer Taxes. The parties shall cooperate and shall file all necessary documentation and Tax Returns with respect to such Transfer Taxes.

        2.8      Closing.
                 -------

                        (a) The closing (the "Closing") will take place at the
                                              -------
offices of DNB Acquisition Corp., 30 Wall Street, New York, New York, 10036 or at such other place as Purchaser and the Company may agree, at 10:00 a.m. on (i) the fifth (5th) Business Day after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods described in or related to the filings described in Sections 6.1(c), 6.1(d), 6.2(c) and 6.2(d) have been obtained, made or given or has expired, as applicable, or (ii) such other date as Purchaser and the Company may agree (such date is hereafter referred to as the "Closing Date").

                        (b) At the Closing, subject to the terms and conditions hereof, the Company shall execute and deliver to the Purchaser an Assignment and Assumption Agreement in a mutually acceptable form (the "Assignment and
                                                         --------------
Assumption Agreement"), a Bill of Sale in a mutually acceptable form (the "Bill
--------------------                                                       ----
of Sale"), such further instruments and documents as may be described in this
-------
Agreement or necessary or reasonably requested by Purchaser to convey the Assets to Purchaser, free and clear of all Liens, other than Permitted Liens and the Operating Agreement.

                        (c) At the Closing, subject to the terms and conditions hereof, Purchaser shall deliver to the Company the Closing Payment described in
Section 2.6 and execute and deliver to the Company the Assignment and Assumption Agreement and such further instruments and documents as may be described in this Agreement.

        2.9      Adjustment to Purchase Price.
                 ----------------------------

                        (a) If as of the Adjustment Date the Annualized Gross Revenues from the Transferred Clients is less than the Annualized Gross Revenues as determined in accordance with Section 2.6(a) (any such difference being referred to as the "Shortfall Amount"), the Purchase Price shall be reduced by
                    ----------------
the Shortfall Amount and the Purchaser shall cancel, and amend Schedule A of the Operating Agreement to reflect the cancellation of, that number of LLC Shares issued to the Company or its Permitted Transferee pursuant to Section 2.6 of this Agreement that, when valued at $1,000 per LLC Share, equal the Shortfall Amount; provided, however, that the Company or its Permitted Transferee may,
        --------  -------
within ten (10) Business Days after final determination of a Shortfall Amount as provided in Section 2.9(b), contribute to Purchaser cash in any amount up to, but not exceeding, the Shortfall Amount. If the Company or its Permitted Transferee so contribute cash to Purchaser, then the Shortfall Amount shall be reduced by the amount of cash contributed and the number of LLC Shares to be cancelled shall be reduced by the result of the amount of cash contributed divided by $1,000.
----------

                        (b) Within thirty (30) days after the Adjustment Date, the Purchaser shall deliver to the Company or, if applicable, its Permitted Transferee, the calculation of the Shortfall Amount. For the purpose of confirming the accuracy of such calculation, the Company or its Permitted Transferee and their accountants shall have access, at all reasonable times and in a manner not disruptive of the ongoing operations of Purchaser or its Affiliates, to the Books and Records of Purchaser relating to such calculation. The Company or its Permitted Transferee and their accountants shall have the right to review the work papers of Purchaser utilized in preparing such calculations. If the Company or its Permitted Transferee disagrees with the Purchaser's calculations, the Company or its Permitted Transferee shall notify the Purchaser in writing within thirty (30) days of delivery of the Purchaser's calculations, and the two parties shall attempt in good faith to resolve the dispute as expeditiously as possible. If the dispute cannot be resolved by the Purchaser and the Company or its Permitted Transferee within thirty (30) days of receipt by the Purchaser of written notice of the dispute, such dispute shall be submitted for resolution to a firm of accountants mutually agreed by the parties, which firm shall not be the accountants for any of the Purchaser, Company, Unified, DNB Acquisition Corp. or any of their Affiliates (the "Independent Accountants"). If the parties are unable to agree on Independent
 -----------------------
Accountants within ten (10) days of receipt by the Purchaser of written notice of the dispute, then on the request of any party a CPR Institute neutral (who shall be mutually acceptable to the parties) shall appoint the Independent Accountants. The decision of the Independent Accountants (which shall be made solely on the basis of the presentations of Purchaser and the Company or its Permitted Transferee and not on the basis of any independent review) shall be binding on the parties, absent manifest error, and may be enforced by any court having jurisdiction. No party shall have any ex parte contacts or communications
                                             -- -----
with the Independent Accountants. The cost of the Independent Accountants shall be borne equally by Purchaser and the Company or its Permitted Transferee, unless the Independent Accountants accept without modification (x) the calculation of the Shortfall Amount of the Company or its Permitted Transferee, or (y) the Purchaser's calculation of the Shortfall Amount. In the case of clause (x) above, the Purchaser shall pay the full cost of the Independent Accountants and in the case of clause (y) above, the Company or its Permitted Transferee shall pay the full cost of the Independent Accountants.

                        (c) Any cancellations of LLC Shares shall be made no earlier than eleven (11) and no later than twenty (20) Business Days after (i) the Company's or its Permitted Transferee's acceptance of the calculation (and any failure of the Company or its Permitted Transferee to deliver a notice of dispute within the time specified in this Section 2.9(b) shall be deemed an acceptance), or (ii) in the event of a dispute, resolution of the dispute as provided in this Section 2.9.

                        (d) The parties shall treat any cancellations or payments made pursuant to this Section 2.9 as an adjustment to Purchase Price for all purposes.

                        (e) Notwithstanding anything herein that may be construed to the contrary, if a "Shortfall Amount" as defined in the DNB Purchase Agreement shall also exist as of the Adjustment Date, then for purposes of the additional cash capital contribution described in this Section 2.9: (i) the Shortfall Amounts under this Agreement and the DNB Purchase Agreement shall be netted against one another; (ii) only the party or parties having the greater Shortfall Amount may make additional cash contributions; and (iii) such party or parties may only make additional cash contributions in an amount not to exceed in the aggregate the difference between the two Shortfall Amounts.

        2.10 Legends. The certificates representing the LLC Shares issued to the
             -------
Company or its Permitted Transferee may bear legends to the effect that such LLC Shares (i) have not been registered under the Act and may only be sold or transferred if registered under the Act or in a transaction which is exempt from the registration requirements of the Act, (ii) are subject to adjustment or redemption/cancellation in accordance with Section 2.9, and (iii) are subject to rights of first refusal and options to purchase described in the Operating Agreement.

                                   ARTICLE 3

            REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND UNIFIED
            ---------------------------------------------------------

         The Company and Unified, jointly and severally, represent and warrant to Purchaser as follows:

        3.1 Organization and Qualification. The Company is a corporation duly
            ------------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to (i) own, lease and operate its properties and assets as they are now owned leased and operated and (ii) carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business in each jurisdiction in which the nature of its business or properties makes such qualification necessary, except where the failure to do so would not have a Material Adverse Effect on the Company.

        3.2 Ownership of Company. All of the issued and outstanding shares of
            --------------------
capital stock of the Company are owned, directly or indirectly, beneficially and of record by Unified, free and clear of all Liens.

        3.3 Validity and Execution of Agreement. Each of the Company and Unified
            -----------------------------------
has full legal right, power, authority and capacity to execute and deliver this Agreement and each of the other agreements to be entered into by the Company and Unified in connection herewith (the "Related Agreements") and to perform fully
                                     ------------------
its obligations hereunder and thereunder. Unified and the board of directors of the Company have approved the transactions described in this Agreement and each of the Related Agreements. This Agreement has and, on or prior to the Closing each of the Related Agreements shall have, been duly executed and delivered by each of Unified and the Company and assuming if applicable the due authorization, execution and delivery of this Agreement and each Related Agreement by Purchaser, constitutes or on Closing shall constitute, as the case may be, the valid and binding obligation of each of Unified and the Company, enforceable against them in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby or thereby are subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        3.4 No Conflict. Except as set forth on Schedule 3.4, neither the
            -----------                         ------------
execution, delivery or performance by the Company or Unified (as the case may
be) of this Agreement or of any document to be delivered in accordance with this Agreement nor the consummation of the transactions described in this Agreement or by any Related Agreement will (i) violate, (ii) result in a breach of, constitute a default under, or constitute an event which, with notice or lapse of time, will constitute a default under (assuming that the consents referred to in Sections 5.3 and 5.4 are obtained), (iii) permit any party to terminate or otherwise alter its obligations under (assuming that the consents referred to in Sections 5.3 and 5.4 are obtained), or (iv) subject any Assets to a lien (other than Permitted Liens) under (A) any agreement, license, permit, authorization or instrument to which the Company or Unified is a party or by which they or any of their assets are bound, (B) the organizational documents of the Company, or (C) any Law or Order applicable to the Company, Unified or any of their assets except, with respect to clauses (A) and (C) only, for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens which would not, individually or in aggregate, have a Material Adverse Effect on the Company. Except as set forth in Schedule 3.4, neither the execution, delivery or
                                ------------
performance of this Agreement or of any Related Agreement by the Company or Unified nor the consummation of the transactions contemplated by this Agreement or any Related Agreement will require any consent, approval, waiver or other action by any Person (other than consents and approvals required under the Investment Company Act or the terms of the agreements with Clients or the Investment Advisers Act with respect to Investment Advisory Contracts) which has not been obtained.

        3.5      Regulatory Filings and Correspondence.
                 -------------------------------------

                        (a) Except as set forth on Schedule 3.5(a), as of the
                                                   ---------------
date hereof, the Company has no obligation to file any disclosure documents relating to its ownership or the ownership of any account managed or advised by it of securities other than Form 13-F.

                        (b) Schedule 3.5(b) is a true and complete list of all
                            ---------------
exemptive orders, no-action requests, prohibited transactions exemptions and private letter rulings obtained or pending by or on behalf of the Company.

                        (c) Attached as Schedule 3.5(c) is a true and complete
                                        ---------------
list of all correspondence from January 1, 1999 to the date hereof between the Company or Unified and any Governmental or Regulatory Agency relating to any audit or examination of the Company.

        3.6 Books and Records. Each of the Books and Records of the Company
            -----------------
supplied to the Purchaser is true, correct and complete in all material respects.

        3.7 Litigation. Except as set forth on Schedule 3.7, there are no
            ----------                         ------------
outstanding Orders by which the Company, its Business, any Assets or any Client account or Investment Advisory Contract, is bound. Except as set forth on
Schedule 3.7, there is no Action or Proceeding pending or, to the Knowledge of
------------
the Company or Unified, threatened (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) against or affecting the Company, Unified, any Assets, any Client account or any Investment Advisory Contract.

        3.8 FF&E. Schedule 3.8 sets forth a true, complete and correct list of
            ----  ------------
the FF&E. The FF&E is in good, useful and operating condition, ordinary wear and tear excepted, and constitutes all of the furniture, fixtures or equipment reasonably necessary to the operation of the Business.

        3.9 Intellectual Property. The term "Intellectual Property Assets" means
            ---------------------            ----------------------------
all intellectual property owned, licensed (as licensor or licensee) or utilized by Company or in which Company has a proprietary interest, including, without limitation:

                                (i) all assumed and fictional business names,
trade names, registered and unregistered trademarks, service marks and applications (collectively, "Marks");

                                (ii) all patents, patent applications and
inventions and discoveries that may be patentable (collectively, "Patents");

                                (iii) all registered and unregistered copyrights
in both published works and unpublished works (collectively, "Copyrights");

                                (iv) all rights in mask works;

                                (v) all know-how, trade secrets, confidential or
proprietary information, customer lists, software, technical information, data, process technology, plans, drawings and blue prints (collectively, "Trade Secrets"); and

                                (vi) all rights in internet web sites and
internet domain names used by Company (collectively, "Net Names").

                        (b) Schedule 3.9 contains a complete and accurate list
                            ------------
and summary description, including royalties paid or received by Company, and Company has delivered to Purchaser accurate and complete copies, of all Company contracts relating to its Intellectual Property Assets, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs under which Company is a licensee. There are no outstanding and, to the Knowledge of Company and Unified, no threatened disputes or disagreements with respect to any such contract.

                        (c) The Intellectual Property Assets are all those reasonably necessary for the operation of the Business as it is currently conducted. Company is the owner or licensee of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Liens except Permitted Liens, and except as otherwise provided in Schedule 3.9 has the
                                                            ------------
right to use without payment to another Person, all of the Intellectual Property Assets.

                        (d) Schedule 3.9 contains a complete and accurate list
                            ------------
and summary description of all Patents. All of the issued Patents are currently in compliance with all applicable Laws (including payment of filing, examination and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date.

                        (e) Schedule 3.9 contains a complete and accurate list
                            ------------
and summary description of all Marks. Except as otherwise provided on Schedule
                                                                      --------
3.9, all Marks have been registered with the United States Patent and Trademark
---
Office, are currently in compliance with all applicable Laws (including the timely post-registration filing of affidavits of use and incontestability and renewal applications) are valid and enforceable and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date.

                        (f) Schedule 3.9 contains a complete and accurate list
                            ------------
and summary description of all Copyrights. All registered Copyrights are currently in compliance with all applicable Laws.

                        (g) Schedule 3.9 contains a complete and accurate list
                            ------------
and summary description of all Net Names. All Net Names have been registered in the name of Company and are currently in compliance with all applicable Laws.

                        (h) There are no pending or, to the Knowledge of Company or Unified, threatened proceedings or litigation or other adverse claims affecting or with respect to any of the Intellectual Property Assets. There is, to the Knowledge of Company and Unified, no reasonable basis upon which a claim may be asserted against Company for infringement of any Intellectual Property Assets of any other Person. To the Knowledge of Company and Unified, no Person is infringing the Intellectual Property Assets.

        3.10     Investment Advisory Contracts.
                 -----------------------------

                        (a) Set forth on Schedule 3.10(a) is a list of the
                                         ----------------
Company's Investment Advisory Contracts as of the date hereof.

                        (b) Except as set forth in Schedule 3.10(b), each of the
                                                   ----------------
Investment Advisory Contracts is in full force and effect and is valid and enforceable in accordance with its terms. Except as set forth in Schedule
                                                                 --------
3.10(b):
-------

                                (i) The Company is in material compliance with
all applicable terms and requirements of each Investment Advisory Contract;

                                (ii) Each other Person that has or had any
obligation or liability under any Investment Advisory Contract is in material compliance with all applicable terms and requirements of such Investment Advisory Contract;

                                (iii) To the Knowledge of Company and Unified,
no event has occurred or circumstance exists that (with or without notice or lapse of time or both) may contravene, conflict with, or result in a violation or breach of, or give the Company or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Investment Advisory Contract;

                                (iv) The Company has not given to or received
from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Investment Advisory Contract;

                                (v) There are no renegotiations of, attempts to
renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to the Company under any Investment Advisory Contract, and no such Person has made written demand for such renegotiation; and

                                (vi) The Investment Advisory Contracts have been
entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Law or Order.

        3.11     Investment Advisory Matters.
                 ---------------------------

                        (a) The Company is duly registered as an investment adviser under the Investment Advisers Act and all applicable state and non-U.S. laws.

                        (b) Without limiting the generality of Section 3.11(a), except as set forth on Schedule 3.11, the Company and each of the Company's
                       -------------
officers and employees who is required to be registered as an investment adviser, an investment adviser's agent or representative, a principal or an associated person of an investment adviser or in any other similarly designated position, with the SEC, the securities commission of any state or any self-regulatory organization is duly registered as required and each such registration is in full force and effect.

                        (c) The accounts of each Client subject to ERISA have been managed by the Company in compliance with the applicable requirements or ERISA, and consummation of the transactions described herein will not result in a violation of such ERISA requirements.

                        (d) Neither the Company nor, to the Best Knowledge of the Company or Unified, any "person associated with an investment adviser" (as that term is defined in the Investment Advisers Act) with regard to the Company has, during the period of not less than ten (10) years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or for disqualification as an investment adviser for any investment company pursuant to Section 9 of the Investment Company Act, and to the Best Knowledge of the Company or Unified, there is no basis for, or proceeding or investigation that is reasonably likely to become a basis for, any such disqualification, denial, suspension or revocation.

        3.12 Financial Statements. The Company has previously furnished to
             --------------------
Purchaser, and attached hereto as Schedule 3.12 are, the audited balance sheet
                                  -------------
of the Company (the "Balance Sheet") as at December 31, 2003 (the "Balance Sheet Date"), the related income statement for the fiscal year then ended. Except as set forth on Schedule 3.12, all such financial statements (the "Financial
             -------------
Statements") were prepared from the Books and Records of the Company in accordance with GAAP, consistently applied. The Financial Statements fairly present the Company's financial position and results of operations and changes in shareholders' equity and cash flows, as of the respective dates of and for the periods referred to in such Financial Statements, all in accordance with GAAP.

        3.13 Absence of Certain Changes and Events. Since the Balance Sheet
             -------------------------------------
Date, except as set forth on Schedule 3.13, the Company has not (i) except in
                             -------------
the ordinary course of business consistent with past practices, incurred any material liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), or guaranteed or agreed to guarantee any obligations of others, (ii) canceled any indebtedness owing to it or any claims that it might have possessed, waived any material rights of substantial value or sold, leased, encumbered, transferred or otherwise disposed of, or agreed to sell, lease, encumber, or otherwise dispose of its assets or permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind, (iii) made any material capital expenditure or commitment therefor, (iv) paid any bonuses, salaries or other compensation to any shareholder, director, officer or employee, other than in the ordinary course of business consistent with past practices, (v) entered into any employment, severance or similar contract with any director, officer, shareholder or employee; (vi) declared or paid any dividend or made any distribution on any shares of its capital stock, or redeemed, purchased or otherwise acquired any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares, (vii) borrowed or agreed to borrow any funds, made any loan to any Person or guaranteed or agreed to guarantee any obligations of any other Person, (viii) written off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business charged to applicable reserves, (ix) made any material change in any method of accounting or auditing practice, (x) lost, terminated, modified in any material respect, waived any fees under, or accelerated or accepted prepayment of any fees under, any Investment Advisory Contract, (xi) otherwise conducted the Business or entered into any transaction other than in the ordinary course consistent with past practices, or (xii) agreed, whether or not in writing, to do any of the foregoing.

        3.14 Absence of Undisclosed Liabilities. Except (i) as and to the extent
             ----------------------------------
of the amounts reflected or reserved against in the Balance Sheet, (ii) liabilities or obligations incurred since the Balance Sheet Date in the ordinary course of business consistent with past practices, and (iii) liabilities listed on Schedule 3.14, the Company has no liabilities or obligations of any nature
   -------------
whether absolute, accrued, contingent or otherwise and neither the Company nor Unified has any Knowledge of any basis for the assertion against the Company of any liability or obligation other than as set forth in this Section 3.14.

        3.15 Employment and Labor Matters.
             ----------------------------

                        (a) Schedule 3.15 lists each officer, employee,
                            -------------
consultant and independent contractor of the Company as of the date hereof, along with the amount of the current annual salaries and total compensation paid or due for services to each officer, employee, consultant or independent contractor for the most recent fiscal year end and the year through the most recent month end, and a full and complete description of any commitments to such officers, employees, consultants and independent contractors with respect to compensation payable thereafter and any employment agreements with such persons. To the Knowledge of the Company and Unified, no key employee or group of employees has any plans to terminate employment with the Company.

                        (b) Except as set forth on Schedule 3.15: The Company is
                                                   -------------
not a party to or bound by any collective bargaining agreement with any labor organization, group or association covering any of its employees, and to the Knowledge of the Company and Unified there has been no attempt to organize Company's employees by any Person, unit or group seeking to act as their bargaining agent. There are no pending or, to the Knowledge of the Company and Unified, threatened charges (by employees, their representatives or governmental authorities) of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by the Company. The Company has received no written notice of the scheduling by any governmental agency or authority, of any union representation election relating to the employees of the Company or any organizational effort with respect to any of such employees, or any investigation of the Company's employment policies or practices by any governmental agency or authority. The Company is not currently, nor has it been, involved in labor negotiations with any unit or group seeking to become the bargaining unit for any employees of the Company. The Company has not experienced any material work stoppages, and to the Knowledge of the Company and Unified, no work stoppage is planned.

                        (c) The Company has complied in all material respects with all laws and regulations relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, benefits, worker's compensation, employment practices, terms and conditions of employment, immigration, collective bargaining, equal opportunity or similar laws and the payment of social security and similar taxes, and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

        3.16 Real Property. The Company owns no real property.
             -------------

        3.17 Powers of Attorney; Absence of Limitations on Competition;
             ----------------------------------------------------------
Guarantees. (i) No power of attorney or similar authorization given by the
----------
Company presently is in effect or outstanding; (ii) except as set forth on
Schedule 3.17, no contract or agreement to which Company is a party or is bound
-------------
or to which Company's properties or assets are subject limits the freedom of Company to compete in any line of business or with any Person; and (iii) Company is not a party to or bound by any guarantee of any debt or obligation of any other Person.

        3.18 Governmental Approvals. Except as set forth on Schedule 3.18, no
             ----------------------                         -------------
registration or filing with, or consent or approval of or other action by, any Governmental or Regulatory Agency is or will be necessary for the valid execution, delivery and performance by the Company or Unified of this Agreement or any of the Related Agreements.

        3.19 Compliance with Law; Licenses and Permits. The Company is in
             -----------------------------------------
compliance with all Laws and Orders applicable to it or its Business, the noncompliance with which would have a Material Adverse Effect. Company has not received any notice or other communication (whether oral or written) from any Governmental or Regulatory Agency or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with any Law or Order, or (ii) any actual, alleged, possible or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature. The Company possesses all franchises, permits, licenses, certificates and consents required from any Governmental or Regulatory Agency in order for Company to carry on the Business as currently conducted and to own and operate its properties and assets as now owned and operated, and the lack of which would have a Material Adverse Effect.

        3.20     Employee Benefits.
                 -----------------

                        (a) Set forth on Schedule 3.20 is a list of all pension,
                                         -------------
profit sharing, retirement, deferred compensation, stock purchase, stock option, stock appreciation right, employee stock ownership, incentive, bonus, vacation, severance, change-in-control, disability, hospitalization, medical insurance, life insurance, fringe benefit, welfare and other employee benefit plans, programs, policies or arrangements pursuant to which Company or its ERISA Affiliates provides or has provided (directly or indirectly, individually or jointly through others) benefits or compensation to or on behalf of employees, directors or independent contractors or former employees or former directors or former independent contractors of Company or its ERISA Affiliates, whether formal or informal, whether or not written ("Employee Plan"). Company shall
                                             -------------
furnish to Purchaser true, complete and accurate copies of each written Employee Plan and related trust agreement, a complete and accurate description of each unwritten Employee Plan, a current copy of each summary plan description, all insurance contracts relating to Employee Plans, and all annual reports filed with respect to each Employee Plan for the last four years. the Company shall maintain the Employee Plans listed on Schedule 3.20 in full force and effect
                                      -------------
until the Closing Date. Except as set forth on Schedule 3.20, Purchaser shall
                                               -------------
not have any obligation or liability of any kind or nature for any compensation or benefits of any kind or nature to the employees or consultants of the Company for services rendered prior to the Closing Date.

                        (b) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of the Company or Unified, threatened against or with respect to any Employee Plan or the assets of any Employee Plan. There are no taxes, fees, penalties, interest or other amounts due as a result of the loss of tax-qualification of any Employee Plan (or the correction of any qualification issue under any such plan, whether made pursuant to any IRS program or policy or otherwise).

                        (c) Each Employee Plan (and the related trust or funding vehicle, if any) has been administered and maintained in accordance with its terms and with all applicable law. Except as set forth on Schedule 3.20, each
                                                          -------------
Employee Plan which is intended to be qualified under Section 401 of the Code and each amendment to such plan is subject to a favorable determination letter from the IRS and each such plan has at all times been maintained, by its terms and in operation, in accordance with Section 401 of the Code. The form of all Employee Plans is in compliance with the applicable terms of ERISA, the Code, and any other applicable Laws. All reports and disclosures required with respect to each Employee Plan have been properly and timely made. The assets of each Employee Plan which is not funded through the general assets of the Company are at least equal to the liabilities under such Employee Plan, and all assets of each Employee Plan are shown on the books and records of such Employee Plan at fair market value. No Employee Plan has unfunded liabilities that as of the Closing Date are not accurately and fully reflected on Company's Balance Sheet.

                        (d) Neither Company nor any of its ERISA Affiliates is or has been a participant in, or is or has been obligated to maintain or to make contributions to, a multi-employer plan (within the meaning of ERISA Section 3
(37) and ERISA Section 4001(a)(3)) or an Employee Plan which is subject to Title IV of ERISA. Neither Company nor any ERISA Affiliate has sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). The Company is not obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits to or on behalf of any persons whatsoever (except the benefits pursuant to the continuation health coverage requirements under
Section 4980B of the Code, ERISA Section 601, or applicable state law). Except for the continuation coverage requirements of COBRA, Company has no obligations or potential liability for benefits to employees, former employees or their respective dependents following termination of employment or retirement under any Employee Plans providing medical, dental, life or disability benefits. No written or oral representations have been made to any employee or former employee of Company promising or guaranteeing any employee payment or funding for the continuation of medical, dental, life, or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under COBRA).

                        (e) Neither Company nor its ERISA Affiliates is subject to and, to the Knowledge of the Company and Unified, no facts exist which could subject Company or any of its ERISA Affiliates to, any liability whatsoever which is directly or indirectly related to any Employee Plan, including, but not limited to, liability for benefit payments or related claims, any liability for any tax or related penalty under the Code, or liability for any damages or penalties arising under Title I or Title IV of ERISA. No reportable event under
Section 4043 of ERISA has occurred or, to the Knowledge of the Company and Unified, will occur with respect to such Employee Plan.

                        (f) Termination of or withdrawal from any Employee Plan immediately prior to or following the Closing Date will not subject Purchaser or Company to any liability, tax or penalty whatsoever.

                        (g) The execution or performance of the transactions contemplated by this Agreement will not create, vest, accelerate or increase any obligations under the Employee Plans, including any obligation to make any payment which would not be deductible as an excess golden parachute payment under Section 280G of the Code.

                        (h) All contributions to or under each Employee Plan and all expenses of each Employee Plan are fully deductible for income tax purposes for the taxable year for which such contributions are made or such expenses are paid. All contributions to or under each Employee Plan have been made when due under the terms of such Employee Plan in accordance with all applicable Laws.

                        (i) Each Employee Plan covering any present or former employee of any of Company which is subject to the continuation health coverage requirements of Section 4980B of the Code or Section 601-608 of ERISA or any applicable state law has been maintained by Company in compliance with all such requirements for continuation coverage. Each Employee Plan subject to the portability, access and renewability provisions of Section K, Chapter 100 of the Code and Section 701 et seq. of ERISA is in compliance with such provisions.

                        (j) Neither Company nor any fiduciary of an Employee Plan has violated the requirements of Section 404 of ERISA. Neither Company nor any fiduciary of an Employee Plan has engaged in a transaction with respect to any Employee Plan that could subject the Company or Purchaser to a tax or penalty imposed by either Section 4975 of the Code or Section 502(l) of ERISA or a violation of Section 406 of ERISA.

                        (k) For purposes of this Section 3.20, the term "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with Company is treated as a single employer under Section 414(b), (c),
(m), (o) or (t) of the Code.

        3.21 Outstanding Leases. Schedule 3.21 sets forth a list of each
             ------------------  -------------
agreement by which the Company leases each parcel of real property used in connection with the Business (collectively, the "Leases"). Company has delivered or made available to Purchaser true, correct and complete copies of all of the Leases specified on Schedule 3.21. Except as disclosed on Schedule 3.21, all
                    -------------                         -------------
rents due under the Leases have been paid. All of the Leases are, to the Knowledge of the Company and Unified, in full force and effect and enforceable in accordance with their terms. Except as set forth on Schedule 3.21: Company,
                                                       -------------
and to the Knowledge of Company and Unified, each other party thereto has performed all the obligations required to be performed by it, has received no notice of default and is not in default (with due notice or lapse of time or both) under any of the Leases. Neither Company nor Unified has any Knowledge of any breach or anticipated breach by the other party to any of the Leases. No written notice of termination of, or any threat to terminate, any of the Leases has been given or received by Company, except that prior to the Closing the Company will terminate its Lease for 36 West 44th, Suite 1310, New York, New York 10036.

        3.22 No Material Adverse Change. Except as set forth on Schedule 3.22,
             --------------------------                         -------------
since the Balance Sheet Date, there has not been any material adverse change in the Business, operations, prospects, assets, results of operations or condition (financial or otherwise) of the Company, and no event has occurred or circumstance exists that may (with or without the passage of time, the giving of notice or both) result in such a material adverse change.

        3.23 Title; Liens. The Company owns outright and has good and marketable
             ------------
title and, at the Closing, the Company will convey to Purchaser, subject to
Section 5.3, good and marketable title to all of the Assets, in each case free and clear of any Liens other than Permitted Liens.

        3.24 Taxes. The Company has filed all Tax Returns required to be filed
             -----
by it and has paid all Taxes shown on those Tax Returns to be due. Except as disclosed on Schedule 3.24, all such Tax Returns were correct and complete in
             -------------
all material respects and accurately reflected the Taxes required to have been paid by the Company.

        3.25 Boycotts and Foreign Corrupt Practices. Neither the Company nor
             --------------------------------------
Unified has (i) participated in or cooperated with an international boycott as that term is used in Section 999 of the Code or failed to make any required report of a request that it do so, or (ii) engaged in any activity which violated the Foreign Corrupt Practices Act of 1977, as amended, or would have violated that Law if the Company was an issuer subject to the provision of the Law which relate solely to issuers.

        3.26 Lobbying. Neither the Company nor Unified, nor any officer,
             --------
director, employee, agent or consultant of either of them, has engaged in the solicitation of "municipal securities business" as defined in MSRB Rule G-387 and has not used any consultants as defined in Rule G-38 in connection therewith. The Company, Unified and each officer, director, employee, agent or consultant of either of them, engaged on behalf of the Company or Unified in the solicitation or lobbying of any Federal, state or local governmental body, agency or fund, is registered in accordance with all applicable laws, rules and regulations. All political contributions made by the Company or by Unified (either directly or indirectly through any employee of the Company or otherwise) have been made in accordance with all applicable laws. All expenses (including, without limitation, all campaign and political contributions) of the Company or Unified incurred in connection with the lobbying or solicitation of any Federal, state or local governmental body, agency or fund on behalf of the Company are fully and properly reflected on the Books and Records of the Company. Any expenditures made by or on behalf of the Company for the benefit of any governmental official including meals and entertainment have been made in accordance with all applicable laws and without an intent to improperly influence such person.

        3.27 Fidelity and ERISA Bonds. Schedule 3.27 sets forth a list of all
             ------------------------  -------------
fidelity and ERISA bonds held by or on behalf of the Company and brief description thereof, including the insurer, the policy number or covering note number with respect to binders, the amount of any deductible and the policy or bond coverage limits. Also set forth on Schedule 3.27 is a list of any pending
                                        -------------
claims. The Company has not received any notice from any of its insurance carriers that any insurance premiums will be materially increased in the future or that any fidelity or ERISA bond coverage listed on Schedule 3.27 will not be
                                                      -------------
available in the future on substantially the same terms as now in effect. None of the bonds disclosed on Schedule 3.27 provides that premiums paid in respect
                          -------------
of periods may be adjusted or recomputed based on claims-paying experience of such bonds or otherwise.

        3.28 Changes in Pricing Policy. The Company's most recent form ADV, a
             -------------------------
true and complete copy of which has been provided to Purchaser and is attached to Schedule 3.28, contains a complete and accurate description of the Company's
   -------------
pricing policy and practices and a schedule of the fees charged. Except as set forth on Schedule 3.28, since the date of such ADV, there has not been any
         -------------
change in pricing policy with respect to the provision of services to any Client or prospective Client.

        3.29 Proprietary Information of Third Parties. No third party has
             ----------------------------------------
notified Company or, to the Knowledge of Company or Unified, has reason to claim that any Person employed by or consulting with Company ("Related Person") has
                                                         --------------
(i) violated or may be violating any of the terms or conditions of such Related Person's employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or
(iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees.

        3.30 Transactions With Affiliates. Except as set forth on Schedule 3.30,
             ----------------------------                         -------------
to the Knowledge of Company and Unified, no director, officer or shareholder of Company or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a beneficial interest greater than 5% or is an officer, director, trustee, partner or holder of any equity interest greater than 5%, is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from, or otherwise requiring payments or involving other obligations to any such person or firm.

        3.31 Environmental Matters. Except as set forth on Schedule 3.31:
             ---------------------                         -------------

                        (a) The operations of the Company are in compliance with all applicable Environmental Laws, except where any non-compliance would not reasonably be expected to have a Material Adverse Effect.

                        (b) The Company has obtained and is in compliance with all necessary permits or authorizations that are required under Environmental Laws to operate its Business and the Assets, except where any non-compliance would not reasonably be expected to have a Material Adverse Effect.

                        (c) The term "Environmental Laws" means the
                                      ------------------
Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"),
                                                                       ------
42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act
               -- ---
("RCRA"), 42 U.S.C. 6901 et seq., as amended; the Clean Air Act ("CAA"),
  ----                   -- ---                                   ---
42 U.S.C. 7401 et seq., as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251
               -- ---                                     ---
et seq., as amended; and any other applicable federal, state, local or municipal
-- ---
laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment; each as in effect as of the Closing Date.

        3.32 Notes and Accounts Receivable. The notes and accounts receivable
             -----------------------------
and other debts due or recorded in the Books and Records of the Company as being due to the Company as of the Interim Balance Sheet Date are set forth on
Schedule 3.32. The notes and accounts receivable set forth on Schedule 3.32 and
-------------                                                 -------------
those arising between the Interim Balance Sheet Date and the Closing Date represent or will represent, except to the extent paid, valid obligations arising from sales actually made or services actually performed by the Company in the ordinary course of business. All of such notes and accounts receivable are or will, except to the extent paid, be current and collectible in full, net of reserves shown on the Interim Balance Sheet, within ninety (90) days after the Closing Date without resort to litigation and without offset or counterclaim. To Knowledge of the Company and Unified, there is and will be no contest, claim, defense or right to setoff by any account debtor relating to the amount or validity of any unpaid note or account receivable listed on Schedule
                                                                      --------
3.32 or arising between the Interim Balance Sheet Date and the Closing Date.
----

        3.33 Brokers. All negotiations relative to this Agreement and the
             -------
transactions contemplated hereby have been carried out by the Company and Unified directly with Purchaser without the intervention of any Person on behalf of the Company and Unified in such manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment.

        3.34 Securities Laws Matters. The Company and Unified each acknowledge
             -----------------------
that the LLC Shares to be delivered in connection with this Agreement have not been registered under the Act or any state securities laws, that the LLC Shares may be appropriately legended to reflect such fact, and that the offering thereof contemplated hereby is to be effected pursuant to an exemption from the registration requirements imposed by such Laws. In that regard, the Company is acquiring the LLC Shares for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act and such state securities laws. Each of the Company and Unified agree not to offer, sell or otherwise dispose of the LLC Shares acquired hereunder except pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an exemption from registration under the Act and such state securities laws. Each of the Company and Unified is an "accredited investor" (as defined in Regulation D under the Act), has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the LLC Shares, and is capable of bearing the economic risks of such investment.

                                   ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

        4.1 Organization and Capitalization. Purchaser is a limited liability
            -------------------------------
company duly organized and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and lawful authority to (a) own, lease and operate its properties and assets as they are now owned, leased and operated and (b) carry on its business as now conducted and presently proposed to be conducted.

        4.2 Validity and Execution of Agreement. Purchaser has full legal right,
            -----------------------------------
power and authority to execute and deliver this Agreement and each of the Related Agreements in connection herewith and to perform fully its obligations hereunder and thereunder. This Agreement is and, at or prior to the Closing each of the Related Agreements will be, duly authorized, executed and delivered by Purchaser and, assuming if applicable the due authorization, execution and delivery of this Agreement and each Related Agreement by the Company and Unified, constitutes or will constitute, as the case may be, the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        4.3 No Conflict. Except as set forth on Schedule 4.3, neither the
            -----------                         ------------
execution, delivery or performance of this Agreement or of any document to be delivered in accordance with this Agreement nor the consummation of the transactions described in this Agreement or by any Related Agreement will (i) violate, (ii) result in a breach of, constitute a default under, or an event which, with notice or lapse of time, will constitute a default under, (iii) permit any party to terminate or otherwise alter its obligations under, or (iv) subject any assets of the Purchaser to a lien (other than Permitted Liens) under
(A) any agreement, license, permit, authorization or instrument to which the Purchaser is a party or by which it or any of its assets is bound, (B) the organizational documents of the Purchaser, or (C) any Law or Order applicable to the Purchaser or any of its assets except, with respect to clauses (A) and (C) only, for such violations, conflicts, breaches, defaults, terminations, accelerations, or Liens that would not, individually or in the aggregate, have a Material Adverse Effect on the Purchaser. Except as set forth in Schedule 4.3,
                                                                 ------------
neither the execution, delivery or performance of this Agreement or of any agreement to be delivered in accordance with this Agreement by the Purchaser nor the consummation of the transactions described in this Agreement or any Related Agreement will require any consent, approval, waiver or other action by any Person.

        4.4 Legal Proceedings. Except as set forth on Schedule 4.4, there are no
            -----------------                         ------------
(i) outstanding Orders by which the Purchaser, its employees, operations, assets, properties or business is bound or (ii) Actions or Proceedings pending or, to the Knowledge of Purchaser, threatened against, Purchaser, its assets, properties or business, which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which, if adversely decided, would have a Material Adverse Effect on Purchaser.

        4.5 Compliance with Laws. Except as set forth on Schedule 4.5, the
            --------------------                         ------------
Purchaser is in compliance with all, and not in violation of any, and has not received any claim or notice that it is not in compliance with any, or that it is in violation of, any Law or Order to which the Purchaser or any of its operations, assets or properties or its business is subject which failure would have a Material Adverse Effect on Purchaser.

        4.6 Investment Advisory Matters.
            ---------------------------

                        (a) The Purchaser is, or before the Closing will be, duly registered as an investment adviser under the Investment Advisers Act and all other applicable Laws.

                        (b) Without limiting the generality of Section 4.6(a), except as set forth on Schedule 4.6, the Purchaser and each of the Purchaser's
                       ------------
officers and employees who is required to be registered as an investment adviser, an investment adviser's agent or representative, a principal or an associated person of an investment adviser or in any other similarly designated position, with the SEC, the securities commission of any state or any self-regulatory organization is or by the Closing will be, duly registered as required and each such registration is or will be in full force and effect.

                        (c) The accounts of each Client subject to ERISA have been managed by the Purchaser in compliance with the applicable requirements of ERISA, and consummation of the transactions described herein will not result in a violation of such ERISA requirements.

                        (d) Neither the Purchaser nor, to the Best Knowledge of Purchaser, any "person associated with an investment adviser" (as that term is defined in the Investment Advisers Act) with regard to the Purchaser has, during the period of not less than ten (10) years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or for disqualification as an investment adviser for any investment company pursuant to Section 9 of the Investment Company Act, and to the Best Knowledge of Purchaser, there is no basis for, or proceeding or investigation that is reasonably likely to become a basis for, any such disqualification, denial, suspension or revocation.

        4.7 LLC Shares. When issued as contemplated under Section 2.6, the LLC
            ----------
Shares required to be issued by Purchaser under such Section 2.6 will be validly issued and fully paid and, except as otherwise provided in the Operating Agreement of Purchaser or the Delaware Limited Liability Company Act, non-assessable.

        4.8 Capitalization of the Purchaser. The information regarding the
            -------------------------------
capitalization of the Purchaser set forth on Schedule 4.8 is true, accurate and
                                             ------------
correct in all material respects. The Purchaser is a newly formed entity and has been formed solely for the purpose of consummating the transactions described herein and in the DNB Purchase Agreement. As of the Closing, the only assets, liabilities and operations of the Purchaser shall consist of nominal initial cash contributions and the assets, liabilities and operations acquired or assumed pursuant to or in connection with this Agreement and the DNB Purchase Agreement.

        4.9 Financial Statements. Attached hereto as Exhibit B is a true and
            --------------------                     ---------
correct copy of the unaudited consolidated balance sheet of DNB Acquisition Corp. as of December 31, 2003, and the related unaudited consolidated statements of income, changes in stockholders equity and cash flows for the period then ended, including the footnotes thereto. Such financial statements have been prepared in accordance with GAAP and present fairly in all material respects the financial position and results of operations of DNB Acquistion Corp. as at such date and for the period then ended.

        4.10 Boycotts and Foreign Corrupt Practices. The Purchaser has not (i)
             --------------------------------------
participated in or cooperated with an international boycott as that term is used in Section 999 of the Code or failed to make any required report of a request that it do so, or (ii) engaged in any activity which violated the Foreign Corrupt Practices Act of 1977, as amended, or would have violated that Law if the Purchaser was an issuer subject to the provision of the Law which relate solely to issuers.

        4.11 Lobbying. Neither the Purchaser, nor any officer, director,
             --------
employee, agent or consultant of the Purchaser, has engaged in the solicitation of "municipal securities business" as defined in MSRB Rule G-37 and has not used any consultants as defined in Rule G-38 in connection therewith. The Purchaser and each officer, director, employee, agent or consultant of the Purchaser, engaged on behalf of the Purchaser in the solicitation or lobbying of any Federal, state or local governmental body, agency or fund, is registered in accordance with all applicable laws, rules and regulations. All political contributions made by the Purchaser (either directly or indirectly through any employee of the Purchaser or otherwise) have been made in accordance with all applicable laws. All expenses (including, without limitation, all campaign and political contributions) of the Purchaser incurred in connection with the lobbying or solicitation of any Federal, state or local governmental body, agency or fund on behalf of the Purchaser are fully and properly reflected on the Books and Records of the Purchaser. Any expenditures made by or on behalf of the Purchaser for the benefit of any governmental official including meals and entertainment have been made in accordance with all applicable laws and without an intent to improperly influence such person.

        4.12 Brokers. All negotiations relative to this Agreement and the
             -------
transactions described herein have been carried out by Purchaser directly with the Company and Unified without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against the Company or Unified for a finder's fee, brokerage commission or similar payment.

                                   ARTICLE 5

                              PRE-CLOSING COVENANTS
                              ---------------------

        5.1 Corporate Examinations and Investigations. Subject to the provisions
            -----------------------------------------
of Article 9 and Section 10.7, at or prior to the Closing Date, the parties to this Agreement, through their respective employees and representatives, shall be entitled to make such reasonable investigations after reasonable notice of the assets, properties, business and operations of the Company or the Purchaser, as the case may be, and such examination of the books, records, Tax Returns, financial condition and operations of such Person. Any such investigation and examination shall be conducted at reasonable times, after reasonable notice and under reasonable circumstances. In order that the parties to this Agreement may have a reasonable opportunity to make such a business, accounting and legal review, examination or investigation of the business and affairs of the Company or the Purchaser, as the case may be, the parties to this Agreement shall, subject to the provisions of Article 9 and Section 10.7, furnish the representatives of the other party during such period with such information and copies of such documents concerning its affairs as such representatives may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully with such representatives in connection with such review and examination and to make full disclosure to the other party of all material facts affecting the financial condition and business operations of such Person. The Company shall afford DNB Acquisition Corp. the same rights as the Purchaser under this Section 5.1.

        5.2 Conduct of Business.  From the date hereof through the Closing Date:
            -------------------

                        (a) The Company shall:

                                (i) except as described in Sections 5.3 and 5.4,
conduct its business in the ordinary course consistent with past practices;

                                (ii) take all commercially reasonable steps
available to it to, at its expense, maintain the FF&E and other tangible Assets in good repair and condition, except to the extent of reasonable wear and use and insured damage by fire or other unavoidable casualty;

                                (iii) maintain the Books and Records of the
Company in the usual manner, in accordance with GAAP applied on a consistent basis;

                                (iv) comply in all material respects with all
applicable Laws and Orders, including, but not limited to, the Act, ERISA and the Investment Advisers Act and the rules issued under each;

                                (v) use its reasonable efforts to preserve
intact its Business and the Assets; and

                                (vi) use its reasonable efforts to maintain its
present Clients and preserve its goodwill.

                        (b) Without the prior written consent of Purchaser, the Company shall not:

                                (i) sell, dispose of or encumber any of the
Assets;

                                (ii) engage in any activities with regard to any
Assets or its Business except in the ordinary course of business consistent with past practices; or

                                (iii) change any pricing policy with respect to
the provision of services to any current Client or prospective Client.

        5.3 Client Consents. Schedule 5.3 lists each Investment Advisory
            ---------------  ------------
Contract for which the Client party thereto must affirmatively consent to the transfer or assignment thereof as contemplated by this Agreement. As promptly as practicable after the Purchaser executes and delivers this Agreement, the Company and Unified shall cause all Clients of the Company (other than those listed on Schedule 2.1(a)) which are party to any Investment Advisory Contract
          --------------
to be informed of the transactions described in this Agreement and shall request the written consent of such Clients to the transaction in the form attached hereto as Exhibit C. Any consent obtained in compliance with this Section 5.3
          ---------
shall be considered a "Confirming Consent." Prior to the Closing Date, Purchaser
                       ------------------
shall not contact, in writing or otherwise, any Client or any other Person who acts as an advisor to or "gatekeeper" for any Client without the prior approval of the Company (such approval not to be unreasonably withheld).

        5.4 Other Actions. The parties to the Agreement agree to use
            -------------
commercially reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to obtain all necessary waivers, consents and approvals, including, but not limited to, effecting all necessary registrations and filings with and submitting all information requested by any Governmental or Regulatory Agency and any other Persons, required to be obtained by them for the consummation of the Closing and the continuance in full force and effect of the Transferred Clients' Investment Advisory Contracts.

        5.5 Notice of Events. Each party shall promptly notify the others of (a)
            ----------------
any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement and
(b) any event, occurrence, transaction or other item which would have been required to have been disclosed on any Schedule or statement delivered hereunder had such event, occurrence, transaction or item existed on the date hereof, other than items arising in the ordinary course of business or which would not render any representation or warranty of the Company or Unified materially misleading. The Company and Unified shall promptly notify Purchaser of any known event that occurs or has occurred, and of any known condition or circumstance that exists, in either case that, alone or with the passage of time, could reasonably be expected to materially detract from the value to Purchaser of any Asset.

        5.6 Securities Holdings. Not more than five (5) nor less than two (2)
            -------------------
Business Days prior to the Closing, the Company shall deliver to the Purchaser a true, correct and complete list of all securities held by the Company or held in any account managed or advised by the Company.

        5.7 Fulfillment of Conditions.
            -------------------------

                        (a) The Company and Unified will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                        (b) Purchaser will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of the Company and Unified contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

        5.8 Lease Termination. On or prior to the Closing Date, the Company
            -----------------
shall terminate its Lease for the premises at 36 West 44th, Suite 1310, New York, New York 10036, without any liability or obligation to, or claims against, Purchaser.

        5.9 Delivery of Schedules. No later than 5:00 p.m. eastern time on
            ---------------------
Friday, March 19, 2004, Company and Purchaser shall deliver to each other their respective disclosure Schedules as described in this Agreement. In addition, the Company and Purchaser shall supplement their Schedules as necessary or appropriate prior to the Closing. If the Company, on the one hand, or the Purchaser, on the other hand, fails to deliver its Schedules before the foregoing deadline, then the other party may terminate this Agreement upon written notice to the other party or parties hereto and no party shall have any further obligations or liability hereunder.

                                   ARTICLE 6

                       CONDITIONS PRECEDENT TO THE CLOSING
                       -----------------------------------

        6.1 Conditions Precedent to the Obligations of Purchaser to Complete the
            --------------------------------------------------------------------
Closing. The obligations of Purchaser to enter into and complete the Closing are
-------
subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Purchaser in its sole discretion:

                        (a) Representations and Warranties. The representations
                            ------------------------------
and warranties of the Company and Unified contained in this Agreement shall be true, complete and correct in all material respects (as provided in the following sentence) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (other than representations and warranties expressly made as of an earlier date, which shall have been true and correct as of such earlier date). For purposes of determining the satisfaction of the condition contained in this Section 6.1(a), no effect shall be given to any exception in such representations and warranties relating to Knowledge, materiality, or a Material Adverse Effect and such representations and warranties shall be deemed to be true and correct in all material respects only if the failure or failures of such representations and warranties to be so true and correct without regard to Knowledge, materiality and Material Adverse Effect exceptions do not represent in the aggregate a Material Adverse Effect with respect to the Company.

                        (b) Covenants. The Company and Unified shall have
                            ---------
performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

                        (c) Consents and Approvals. The Company and Unified
                            ----------------------
shall have made or obtained, as the case may be, all regulatory and contractual notifications and consents required of them.

                        (d) Investment Advisory Contract Consents. The number of
                            -------------------------------------
Clients and the Annualized Gross Revenues of Clients for which Confirming Consents have been obtained by the Closing Date shall be at least 95% of each of the total number of the Company's Clients and Annualized Gross Revenues determined in accordance with Section 2.6(a), respectively.

                        (e) Orders and Laws. There shall not be in effect on the
                            ---------------
Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions described in this Agreement or any of the Related Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Related Agreements to Purchaser, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Agency which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser, the Company or Unified or the transactions described in this Agreement or any of the Related Agreements of any such Law.

                        (f) Closing Certificates of the Company and Unified. The
                            -----------------------------------------------
Company and Unified shall have delivered to Purchaser certificates signed by a duly authorized executive officer of the Company and by Unified, dated the Closing Date, confirming the satisfaction of the conditions set forth in Sections 6.1(a), (b), and (d).

                        (g) Employment Agreement, Non-Solicitation Agreements.
                            -------------------------------------------------
Jack Orben and Vaughn Weimer shall each have executed and delivered to the Purchaser a mutually acceptable employment agreement (the "Employment
                                                           ----------
Agreement"). Each of the persons listed on Schedule 6.1(g) and who shall be
---------                                  ---------------
employed by Purchaser following the Closing shall have executed and delivered a non-solicitation agreement in a form mutually acceptable to Sellers and Purchaser.

                        (h) Use of Name. The Company and Unified shall have
                            -----------
executed and delivered to Purchaser a mutually acceptable assignment, by which
(i) each of the Company and Unified assigns to Purchaser all their rights to use the name "Fiduciary Counsel" or any names similar to or derived from that name,
(ii) each of the Company and Unified agrees that Purchaser may use the name "Fiduciary Counsel" and (iii) each of the Company and Unified agrees not to use the name "Fiduciary Counsel" or any name similar to it in connection with investment management or any other type of financial services (including, but not limited to, advertising and promotional materials) except in their capacities as employees of or consultants to Purchaser. The Company and Unified shall have delivered to Purchaser evidence that the Company has changed its name to remove the words "Fiduciary Counsel".

                        (i) Operating Agreement. The Company or its Permitted
                            -------------------
Transferee shall have executed and delivered a counterpart signature page to Purchaser's Operating Agreement and such other documents and instruments as Purchaser may reasonably request to admit the Company or its Permitted Transferee as a member of Purchaser.

                        (j) DNB Purchase Agreement. The Purchaser, DNB
                            ----------------------
Acquisition Corp., Oaktree, Pin Oak and Financial Assets Corp. shall have executed and delivered the DNB Purchase Agreement in form and substance satisfactory to Purchaser, the DNB Purchase Agreement shall be in full force and effect and not terminated, and the "First Closing" (as defined in the DNB Purchase Agreement) shall occur simultaneously with, and shall be effective at the same time as, the Closing under this Agreement. Each of the conditions to the Purchaser's obligation to close described in Section 6.1 of the DNB Purchase Agreement shall be satisfied or waived by Purchaser as of the Closing Date.

                        (k) No Material Adverse Change. There shall be no
                            --------------------------
change, loss or diminution in value of the Assets, Business, or Investment Advisory Contracts that has or would have after the Closing a Material Adverse Effect.

                        (l) No Injunction. There shall be no Law or Order that
                            -------------
prohibits or enjoins any of the transactions described in this Agreement or the DNB Purchase Agreement.

                        (m) No Proceeding. There shall be no pending or
                            -------------
threatened Actions or Proceedings against the Purchaser, Company, Unified, any party to the DNB Purchase Agreement or any of their Affiliates (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions described in this Agreement or the DNB Purchase Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions described in this Agreement or the DNB Purchase Agreement.

                        (n) No Prohibition. Neither the consummation nor the
                            --------------
performance of any of the transactions described in this Agreement or the DNB Purchase Agreement will, directly or indirectly (with or without notice, lapse of time or both), materially contravene, or conflict with, or result in a material violation of, or cause the Purchaser, Company, Unified or any of their Affiliates to suffer any material adverse consequences under: (a) any applicable Law or Order, or (b) any Law or Order that has been published, introduced, or otherwise proposed by or before any Governmental or Regulatory Agency.

                        (o) Client List. The Company shall have delivered to
                            -----------
Purchaser a list of the Company's active Clients as of the Closing Date.

                        (p) Company's Schedules. The Company's disclosure
                            -------------------
Schedules shall be satisfactory in form and substance to Purchaser and no such Schedule shall disclose any event, condition, fact or liability with respect to the Company that is unacceptable to Purchaser.

        6.2 Conditions Precedent to the Obligations of the Company and Unified
            ------------------------------------------------------------------
to Complete the Closing. The obligations of each of the Company and Unified to
-----------------------
enter into and compete the Closing are subject to the fulfillment on or prior to the Closing Date, of the following conditions, any one or more of which may be waived by the Company or Unified in their sole discretion.

                        (a) Representations and Warranties. The representations,
                            ------------------------------
warranties and covenants of Purchaser shall be true, complete and correct in all material respects (as provided in the following sentence) as of the Closing Date with the same force and effect as though made on and as of the Closing Date (other than representations and warranties expressly made as of an earlier date, which shall have been true and correct as of such earlier date). For purposes of determining the satisfaction of the condition contained in this Section 6.2(a), no effect shall be given to any exception in such representations and warranties relating to Knowledge, materially or a Material Adverse Effect and such representations and warranties shall be deemed to be true and correct in all material respects only if the failure or failures of such representations and warrants to be so true and correct without regard to Knowledge, materiality and Material Adverse Effect exceptions do not represent in the aggregate a Material Adverse Effect with respect to Purchaser.

                        (b) Covenants. The Purchaser shall have performed and
                            ---------
complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date.

                        (c) Consents and Approvals. The Purchaser shall have
                            ----------------------
made or obtained, as the case may be, all regulatory and contractual notifications and consents required of it.

                        (d) Investment Advisory Contract Consents. The number of
                            -------------------------------------
Clients and the Annualized Gross Revenues of Clients for which Confirming Consents have been obtained by the Closing Date shall be at least 95% of each of the total number of the Company's Clients and Annualized Gross Revenues determined in accordance with Section 2.6(a) respectively.

                        (e) Orders and Laws. There shall not be in effect on the
                            ---------------
Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Related Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions described in this Agreement or any of the Related Agreements to the Company and Unified, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Agency which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser, the Company or Unified or the transactions described in this Agreement or any of the Related Agreements of any such Law.

                        (f) Operating Agreement. The Operating Agreement shall
                            -------------------
have been executed and delivered by the parties thereto.

                        (g) Closing Certificates of Purchaser. Purchaser shall
                            ---------------------------------
have delivered to the Company and Unified a certificate signed by a duly authorized executive officer of Purchaser, dated the Closing Date, confirming the satisfaction of the conditions set forth in Section 6.2(a) and (b) and (d) and warranting the satisfaction of the conditions set forth in Section 6.2(j), which certificate shall be in form and substance satisfactory to the Company and Unified.

                        (h) Admission as Member. The Company or its Permitted
                            -------------------
Transferee shall have been admitted as a member of Purchaser in accordance with the Purchaser's Operating Agreement, and shall have been issued to him reflected on Schedule A thereto, as contemplated under this Agreement.

                        (i) Employment Agreement. Purchaser shall have executed
                            --------------------
and delivered an Employment Agreement to Jack Orben and Vaughn Weimer.

                        (j) Conversion of David Bottoms Indebtedness. David
                            ----------------------------------------
Bottoms shall have converted a $200,000 note issued to him by DNB Acquisition Corp. into capital of DNB Acquisition Corp.

                        (k) DNB Purchase Agreement. The Purchaser, DNB
                            ----------------------
Acquisition Corp., Oaktree, Pin Oak and Financial Assets Corp. shall have executed and delivered the DNB Purchase Agreement in form and substance satisfactory to the Company and Unified, the DNB Purchase Agreement shall be in full force and effect and not terminated, and the "First Closing" (as defined in the DNB Purchase Agreement) shall occur simultaneously with, and shall be effective at the same time as, the Closing under this Agreement. Each of the conditions to the Purchaser's obligation to close described in Section 6.1 of the DNB Purchase Agreement shall be satisfied or waived by Purchaser as of the Closing Date.

                        (l) No Material Adverse Change. There shall be no
                            --------------------------
change, loss or diminution in value of the Assets, Business, or Investment Advisory Contracts that has or would have after the Closing a Material Adverse Effect.

                        (m) No Injunction. There shall be no Law or Order that
                            -------------
prohibits or enjoins any of the transactions described in this Agreement or the DNB Purchase Agreement.

                        (n) No Proceeding. There shall be no pending or
                            -------------
threatened Actions or Proceedings against the Purchaser, Company, Unified, any party to the DNB Purchase Agreement or any of their Affiliates (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions described in this Agreement or the DNB Purchase Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions described in this Agreement or the DNB Purchase Agreement.

                        (o) No Prohibition. Neither the consummation nor the
                            --------------
performance of any of the transactions described in this Agreement or the DNB Purchase Agreement will, directly or indirectly (with or without notice, lapse of time or both), materially contravene, or conflict with, or result in a material violation of, or cause the Purchaser, Company, Unified or any of their Affiliates to suffer any material adverse consequences under: (a) any applicable Law or Order, or (b) any Law or Order that has been published, introduced, or otherwise proposed by or before any Governmental or Regulatory Agency.

                        (p) Purchaser's Schedules. The Purchaser's disclosure
                            ---------------------
Schedules shall be satisfactory in form and substance to the Company and Unified and no such Schedule shall disclose any event, condition, fact or liability with respect to the Purchaser that is unacceptable to the Company or Unified.

                                   ARTICLE 7

                             POST-CLOSING COVENANTS
                             ----------------------


        The parties covenant to take the following actions after the Closing
Date:

        7.1 Further Information. Following the Closing, each party will afford
            -------------------
to the other party, its counsel and its accountants, during normal business hours, reasonable access to the Books and Records and other data of the Company relating to the Assets and Assumed Liabilities with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party (a) to facilitate the investigation, litigation and final disposition of any claims which may have been or may be made against any party or it Affiliates and (b) for any other reasonable business purpose.

        7.2 Record Retention. Each party agrees that for a period of not less
            ----------------
than five (5) years following the Closing Date, it shall not destroy or otherwise dispose of any of the Books and Records relating to the Assets in its possession with respect to periods prior to the Closing. Each party shall have the right to destroy all or part of such Books and Records after the fifth anniversary of the Closing Date or, at an earlier time by giving each other party hereto thirty (30) days prior written notice of such intended disposition and offering to deliver to one or more of the other parties, at such other party's or parties' expense, custody of such Books and Records as such party may intend to destroy if such other parties affirmatively indicate they want such Books and Records.

        7.3 Post-Closing Assistance. The Company, on the one hand, and
            -----------------------
Purchaser, on the other hand, will provide each other with such assistance as may reasonably be requested in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information that may be reasonably relevant to such return, audits or examination, proceedings or determination. The party requesting assistance shall reimburse the other party for reasonable out-of-pocket expenses (other than salaries or wages of any employees of the parties) incurred in providing such assistance.

        7.4 Post-Closing Consents. The Company and Unified shall (a) keep
            ---------------------
Purchaser informed of the status of obtaining additional Confirming Consents between the Closing Date and the Adjustment Date; (b) facilitate Purchaser's communication with Clients regarding such Confirming Consents; and (c) deliver to Purchaser prior to the Adjustment Date copies of all executed Confirming Consents and Affidavits, if any, received between the Closing Date and the Adjustment Date and make available for inspection the originals of any such executed consents prior to the Adjustment Date.

        7.5 Employee Matters.
            ----------------

                        (a) Offers of Employment. The parties agree that
                            --------------------
Purchaser shall offer, as of the Closing, employment at will to each employee of the Company listed on Schedule 6.1(g); provided, however, that nothing herein
                      ---------------  --------  -------
shall require the continuation of any employment after the Closing and nothing herein shall cause an employee to be employed other than on an at will basis. The parties do not intend for any such employees to be third party beneficiaries of this Agreement, except as may otherwise be provided in Article 8. The Company and Unified shall be responsible for complying with the notice requirements of the Workers Adjustment and Retraining Notification Act with respect to any event or condition on or prior to the Closing. Notwithstanding any other provision of this Agreement, Purchaser shall not have any responsibilities for any legally mandated continuation of health care coverage with respect to those employees who do not accept employment with Purchaser, or for compliance with any related requirements for employees who do not accept employment with Purchaser or their dependents or beneficiaries who incur a loss of health care coverage due to a qualifying event occurring before or through the Closing.

                        (b) Non-Transferred Employees. Nothing in this Section
                            -------------------------
7.5 shall be deemed to impose upon Purchaser any liabilities or responsibilities regarding individuals who do not become employees of Purchaser pursuant to offers of employment made under Section 7.5(a) (including, without limitation, individuals to whom offers are not required to be made under Section 7.5(a)), including, without limitation, liabilities or responsibilities for (i) pension, retirement, profit-sharing, savings, medical, dental, disability income, life insurance or accidental death benefits, whether insured or self-insured, whether funded or unfunded, (ii) workers' compensation (both long term and short term) benefits, whether insured or self-insured, whether or not accruing or based upon exposure to conditions prior to the date of this Agreement or for claims incurred or for disabilities commencing prior to the Closing Date, or (iii) severance benefits.

                        (c) Severance Expressly Excluded. Without limiting the
                            ----------------------------
generality of any other responsibilities of the Company and Unified, the Company and Unified shall be (prior to and after the date hereof) solely responsible for any severance pay obligations arising prior to or through the Closing Date.

                        (d) Employment Tax Reporting. Following the Closing,
                            ------------------------
Purchaser, Company and Unified shall abide by the alternate procedure for employment tax reporting set forth in Section 5 of IRS Revenue Procedure 96-60 with respect to the filing of all applicable Form W-2s, 941s or other related employment tax filings for 2004.

        7.6 Non-Compete.
            -----------

                        (a) Covenants Against Competition. The Company and
                            -----------------------------
Unified acknowledge that Purchaser would not purchase the Assets but for the agreements and covenants of the Company and Unified contained in this Section
7.6. Accordingly, the Company and Unified covenant and agree that:

                                (i) The Company and Unified shall not in the
United States of America, directly or indirectly, for a period commencing on the Closing Date and terminating on the date five (5) years following the Closing Date (the "Restricted Period"): (1) engage in the Business for the Company's or
           -----------------
Unified's own account; (2) render any services to any Person engaged in the Business; or (3) become interested in any such Person (other than Purchaser) as a partner, shareholder, principal, agent, trustee, consultant or in any other similar relationship or capacity; provided, however, that notwithstanding the
                                  --------  -------
foregoing: Unified may engage in the Business through its trust company Affiliates; and, provided, further, that the Company or Unified may own,
                 --------  -------
directly or indirectly, solely as an investment, securities of any Person directly or indirectly engaged in the Business if such securities are traded on any national securities exchange or NASDAQ (or any equivalent non- U.S. securities markets) if the Company or Unified (A) is not a controlling Person or, or a member of a group which controls such Person and (B) does not, directly or indirectly, own 5% or more of any class of securities of such Person, and may invest without limit in securities of Persons who are not engaged directly or indirectly in the Business.

                                (ii) During and after the Restricted Period, the
Company and Unified shall keep secret and retain in strictest confidence, and shall not use for their own benefit or the benefit of others, all confidential information with respect to the Assets or learned by the Company and Unified heretofore or hereafter directly or indirectly from the Purchaser, including, without limitation, information with respect to (A) prospective clients, (B) fees, (C) profit margins and (D) Client lists (collectively, the "Confidential
                                                                  ------------
Company Information"), and shall not disclose such Confidential Company
-------------------
Information to anyone outside of Purchaser and its Affiliates except with Purchaser's express written consent and except for Confidential Company Information which (x) is at the time of receipt or thereafter becomes publicly known through no wrongful act of either of the Company or Unified or (y) is received from a third party not under an obligation to keep such information confidential and without breach of this Agreement.

                                (iii) During the Restricted Period, the Company
and Unified shall not, directly or indirectly, knowingly (A) solicit or encourage to leave the employment of Purchaser, any employee of Purchaser or hire any employee who has left the employment of Purchaser after the date of this Agreement within two (2) years of the termination of such employee's employment with Purchaser, (B) solicit any Client of the Purchaser to use the services of any other Person to render advice regarding investment, to invest assets in any fund or product not managed by the Purchaser or to reduce the amount of assets being managed by the Purchaser.

                        (b) Rights and Remedies Upon Breach. If the Company or
                            -------------------------------
Unified breaches, or threatens to commit a breach of, any of the provisions of
Section 7.6 (the "Restrictive Covenants"), Purchaser shall have the following
                  ---------------------
rights and remedies (upon compliance with any necessary prerequisites imposed by law upon the availability of such remedies), each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Purchaser under law or in equity:

                                (i) The right and remedy to have the Restrictive
Covenants specifically enforced (without posting any bond) by any court having equity jurisdiction, including, without limitation, the right to an entry against the Company or Unified of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Purchaser and that money damages will not provide adequate remedy to Purchaser.

                                (ii) Subject to Section 10.10, the right and
remedy to require the Company or Unified to account for and pay over to Purchaser all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by such Person as the
                         --------
result of any transactions constituting a breach of any of the Restrictive Covenants, and such Person shall account for and pay over such Benefits to Purchaser.

                        (c) Severability of Covenants. If any court or
                            -------------------------
arbitrator determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. In addition, if any court or arbitrator of any one or more of jurisdictions holds the Restrictive Covenants wholly or partially unenforceable, it is the intention of Purchaser and the Company and Unified that such determination not bar or in any way affect Purchaser's right to the relief provided above in the courts of or before an arbitrator in any other jurisdiction as to breaches of such Restrictive Covenants in such other jurisdictions.

        7.7 Transfer of Payments Received by the Company. Notwithstanding
            --------------------------------------------
anything contained in this Agreement that may be construed to the contrary, the Company may assign, transfer or distribute any LLC Shares, payments or other consideration it receives or has the right to receive pursuant to this Agreement to any Permitted Transferee, provided that such Permitted Transferee shall
                             --------
become liable for the Company's obligations under this Agreement (other than its indemnification obligation pursuant to Section 8.2), and provided, further, that
                                                         --------  -------
no assignment or transfer shall relieve the Company of its obligations under this Agreement.

        7.8 Payments Received After Closing. If , after the Closing, the Company
            -------------------------------
receives any fees, payments or revenues from any Transferred Clients on account of services rendered before or after the Closing, the Company shall promptly (and in any event within ten (10) Business Days) remit such fees, payments or revenues to the Purchaser (less any costs, fees or commissions necessarily payable to other Persons by the Company on account thereof).

                                   ARTICLE 8

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
           -----------------------------------------------------------

        8.1 Survival of Representations, Warranties, Covenants and Agreements.
            -----------------------------------------------------------------
Except to the extent otherwise set forth herein, the representations, warranties, covenants and agreements of the Company, Unified and the Purchaser will survive the Closing (a) for a period of one (1) year with respect to the matters covered by the representations and warranties set forth in Articles 3, 4 and 5, (b) until sixty (60) days after the expiration of the applicable statue of limitations (including all periods of extension, whether automatic or permissive) with respect to the covenants and agreements related to the Excluded Liabilities or (c) with respect to each other covenant or agreement contained in this Agreement, in accordance with its terms; provided however, that subject to
                                              -------- -------
Section 8.7, no party shall be precluded from pursuing a recovery in respect of any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (a) or (b) above if a Claim Notice shall have been given under this Article 8 or Notice of a Dispute shall have been provided to the other party on or prior to such termination date, until the related claim for indemnification or, in the case of the Company or Unified, other recovery, has been satisfied or otherwise resolved as provided in this
Article 8 and/or Section 10.10.

        8.2 Indemnification of Purchaser. Subject to the limitations contained
            ----------------------------
in this Article 8, the Company and Unified, jointly and severally, shall indemnify, defend and hold harmless Purchaser and each of its members and Affiliates and their respective directors, officers, partners, employees, agents, successors and assigns from and against any and all losses, liabilities (including punitive or exemplary damages to third parties and fines or penalties and any interest thereon), expenses (including reasonable fees and disbursements of counsel and expenses of investigation and defense), claims, liens or other obligations of any nature whatsoever (hereinafter individually, a "Loss" and
                                                                   ----
collectively, "Losses") which, directly or indirectly, arise out of, result from
               ------
or relate to (a) an inaccuracy in or any breach of any then surviving representation or warranty of the Company or Unified contained in this Agreement, or (b) any Excluded Liability; provided, however, that to the extent
                                          --------  -------
any Losses result in a Shortfall Amount, under Section 2.9, such Losses, to the extent of such Shortfall Amount, shall not be subject to or covered by this
Section 8.2.

        8.3 Indemnification of Company and Unified. Subject to the limitations
            --------------------------------------
contained in this Article 8, the Purchaser shall indemnify, defend and hold harmless the Company, Unified and each of their members and Affiliates and their respective directors, officers, partners, employees, agents, successors and assigns from and against any and all Losses, which, directly or indirectly, arise out of, result from or relate to (a) an inaccuracy in or any breach of any surviving representation or warranty of Purchaser contained in this Agreement, or (b) any Assumed Liability.

        8.4 Method of Asserting Claims. The party making a claim under this
            --------------------------
Article 8 is referred to as the "Indemnified Party" and the party against whom
                                 -----------------
such claims are asserted under this Article 8 is referred to as the "Indemnifying Party". All claims by an Indemnified Party under this Article 8
 ------------------
shall be asserted and resolved as follows:

                        (a) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted or sought to be collected from such Indemnified Party by a third party, such Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim or demand, specifying the basis for such claim or demand, and the amount or the estimated amount thereof to the extent determinable (which estimate shall not be conclusive of the final amount of such claim or demand) (such notice is referred to as the "Claim Notice"); provided,
                                                     ------------    --------
however, that any failure to give such Claim Notice will not be deemed a waiver
-------
of any rights of the Indemnified Party except to the extent the rights of the Indemnifying Parties are actually prejudiced by such failure. The Indemnifying Party, upon request of the Indemnified party, shall retain counsel (who shall be reasonably acceptable to the Indemnified Party) to represent the Indemnified Party and shall pay the reasonable fees and disbursements of such counsel with regard thereto; provided, however, that any Indemnified Party is hereby
                --------  -------
authorized prior to the date on which it receives written notice from the Indemnifying Party designating such counsel, to retain counsel, whose fees and expenses shall be at the expense of the Indemnifying Party, to file any motion, answer or other pleading and take such other action which such Indemnified Party shall deem necessary to protect its interests or those of the Indemnifying Party until the date on which the Indemnified Party receives such notice from the Indemnifying Party. After the Indemnifying Party shall retain such counsel, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (x) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (y) the named parties of any proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not, in connection with any proceedings or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one such firm for the Indemnified Party (except to the extent the Indemnified Party retained counsel to protect its (or the Indemnifying Party's) rights prior to the selection of counsel by the Indemnifying Party). If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party defends. A claim or demand may not be settled by the Indemnifying Party without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld) unless, as part of such settlement, the Indemnified Party shall receive a full and unconditional release satisfactory to the Indemnified Party.

                 (b) In the event any Indemnified Party shall have a claim against any Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a Claim Notice with respect to such claim to the Indemnifying Party.

                 (c) After delivery of a Claim Notice, so long as any right to indemnification exists pursuant to this Article 8, the affected parties each agreed to retain all Books and Records related to such Claim Notice. In each instance pertaining to a claim by a third party, the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party and its legal counsel with respect to any legal proceedings. Any information or documents made available to any party hereunder and designated as confidential by the party providing such information or documents and which is not otherwise generally available to the public and not already within the knowledge of the party to whom the information is provided (unless otherwise covered by the confidentiality provisions of any other agreement among the parties hereto, or any of them), and except as may be required be required by applicable law, shall not be disclosed to any third Person (except for the representatives of the party being provided with the information, in which event the party being provided with the information shall request its representatives not to disclose any such information which it otherwise required hereunder to be kept confidential).

                        (d) An Indemnified Party shall first seek indemnification from the Company pursuant to this Article 8, but shall send Unified copies of all correspondence sent to the Company pursuant to Section
8.4. To the extent that the Company does not fulfill its indemnification obligation for any reason with thirty (30) daysof its receipt of Purchaser's demand for payment (or, if such demand is contested pursuant to Section 10.10 of this Agreement, within fifteen (15) days of the resolution of such contest), the Purchaser may seek indemnification from Unified, subject to the limitations set forth in Section 8.5.

        8.5 Limitations on Indemnification. Notwithstanding anything to the
            ------------------------------
contrary contained in this Agreement, neither the Company nor Unified shall have any liability or be subject to any claim under Section 8.2: (a) unless and until the amount of any Losses subject to Section 8.2 exceeds $25,000 in the aggregate, and then only to the extent of such excess, (b) in an amount that exceeds the Purchase Price (as adjusted pursuant to Section 2.9) in the aggregate, minus any amount previously paid by the Company or Unified pursuant to this Article 8, or (c) if the Losses or claim arise out of an inaccuracy in or breach of any representation or warranty of the Company or Unified and the Claim Notice was not delivered within one (1) year after the Closing Date.

        8.6 Set-Off Rights. If amounts become payable by the Company or Unified
            --------------
to Purchaser pursuant to Section 8.2, the Purchaser, Company or Unified may elect, in lieu of accepting or paying cash, to deliver to Purchaser LLC Shares (valued at $1,000 per LLC Share if the time of delivery is on or prior to December 31, 2004 and at Fair Value if thereafter) having a value equal to the amount payable to the Purchaser. Any election by the Purchaser, Company or Unified to exercise their rights under this Section 8.6 shall be made by written notice given to the other within ten (10) days after any demand for payment by Purchaser has been made pursuant to Section 8.2 following resolution of such claim, if contested. Payment shall be due within five (5) Business Days thereafter. Failure to give such notice or make such payment shall be deemed an irrevocable election not to exercise the rights granted to the Purchaser, Company and Unified pursuant to this Section 8.6. For purposes of this Section 8.6, "Fair Value" means the fair value per LLC Share as mutually agreed by the
      ----------
Purchaser and the Company within ten (10) Business Days of the date the Purchaser, Company or Unified notifies the other in writing that it will pay any amounts under this Article 8 with LLC Shares. If the Purchaser and Company cannot agree on the fair value within such period, then the Purchaser and Company shall mutually select an appraiser who shall appraise the fair value per LLC Share using the same principles used to determine the Purchase Price and taking into account, if appropriate, the Losses giving rise to the claim under this Article 8. The fees of the appraiser shall be paid one-half (1/2) each by the Purchaser and the Company.

        8.7 Sole Remedy. The indemnification in Section 8.2 hereof shall be the
            -----------
sole and exclusive remedy of the Purchaser for any Loss arising out of the failure of any representation or warranty contained in Article 3 not being true or arising in respect of an Excluded Liability.

                                   ARTICLE 9

                            TERMINATION OF AGREEMENT
                            ------------------------

        9.1 Termination.  This Agreement may be terminated at any time prior to
            -----------
the Closing as follows:

                        (a) by Purchaser, on the one hand, or by the Company and Unified, on the other hand, by written notice to the other parties hereto, in the event that the Closing shall not have occurred on or prior to the close of business on June 30, 2004 (unless the failure of the Closing to occur has been caused by a breach of this Agreement by the party seeking such termination);

                        (b) at any time on or prior to the Closing Date, by mutual written agreement of Purchaser, the Company and Unified;

                        (c) at any time before the Closing, by Purchaser, on the one hand, or the Company and Unified, on the other hand, in the event (i) of a material breach hereof by the non-terminating party if such non-terminating party fails to cure such breach within ten (10) Business Days following notification thereof by the terminating party or (ii) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party's obligations to close under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; and

                        (d) by the Purchaser, on the one hand, or the Company and Unified, on the other hand, if Purchaser fails to obtain any required Governmental or Regulatory Agency Order, registration or approval to conduct the Business.

        9.2 Survival. In the event this Agreement is terminated pursuant to
            --------
Section 9.1: (a) this Agreement shall become null and void and of no further force and effect, except for the provisions of Section 10.2 as to expenses and of Section 10.7 relating to the obligation to keep confidential certain information and this Section 9.2 and (b) there shall be no liability on the part of the Company, Unified or Purchaser, their Affiliates or their respective members, partners, officers, directors, employees or agents; provided, however,
                                                             --------  -------
that if such termination shall result from the willful or bad faith breach by a party of the provisions contained in this Agreement, such party shall be fully liable for any and all damages, costs and expenses sustained or incurred as a result of such breach by the other parties hereto; provided further, that such
                                                   -------- -------
damages shall not include punitive or exemplary damages or foregone profits, damages arising from alleged diminution of the value of a Person's business (including losses calculated on multiples of earnings or book value) or any other consequential damages.

                                   ARTICLE 10

                                  MISCELLANEOUS
                                  -------------

        10.1 Effect of Disclosure on Schedules. Any item disclosed on any
             ---------------------------------
Schedule to this Agreement shall only be deemed to be disclosed in connection with (a) the specific representation and warranty to which such Schedule is expressly referenced, (b) any specific representation and warranty which expressly cross-references such Schedule, and (c) any specific representation and warranty to which any other Schedule to this Agreement expressly cross-references such Schedule. Nothing in a Schedule shall be deemed adequate disclosure of an exception to a representation or warranty herein unless the
Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representative or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

        10.2 Expenses. Each of the parties hereto shall pay its own expenses
             --------
(including, without limitation, attorney's and accountants' fees and out-of-pocket expenses) incident to this Agreement and the transactions contemplated hereby.

        10.3 Further Assurances. At any time and from time to time after the
             ------------------
Closing Date at the request of Purchaser, and without further consideration, the Company and Unified will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as Purchaser may reasonably deem necessary or desirable in order to transfer, convey and assign more effectively to Purchaser the Assets, to put Purchaser in actual possession and operating control of the Assets and to provide reasonable assistance to Purchaser in exercising all rights with respect thereto.

        10.4 Notices. All notices, requests, demands and other communications
             -------
required or permitted to be given hereunder shall be in writing and shall be given personally or sent by prepaid express courier or certified, registered or express mail, postage prepaid. Any such notice shall be deemed to have been given (a) when received, if delivered in person or sent by prepaid air courier or express mail or (b) three (3) Business Days following the mailing thereof, if mailed by certified or registered mail, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 10.4):

        If to the Company:

                  Fiduciary Counsel, Inc.
                  36 West 44th, Suite 1310
                  New York, New York 10036
                  Attention:  John S. Penn


         With a copy, which shall not constitute notice, to:

                  Kenneth R. Sagan
                  Stites & Harbison, PLLC
                  250 West Main Street, Suite 2300
                  Lexington, Kentucky 40507

         If to Unified:

                  Unified Financial Services, Inc.
                  2353 Alexandria Drive
                  Lexington, Kentucky 40504
                  Attn:  John S. Penn

         With a copy, which shall not constitute notice, to:

                  Kenneth R. Sagan
                  Stites & Harbison, PLLC
                  250 West Main Street, Suite 2300
                  Lexington, Kentucky 40507


         If to the Purchaser:

                  DNB Acquisition Corp.
                  30 Wall Street, Suite 1203
                  New York, NY 10005
                  Attention:  David Bottoms

                  Fiduciary Counsel, Inc.
                  36 West 44th, Suite 1310
                  New York, New York 10036
                  Attn:  Jack Orben

                  Unified Financial Services, Inc.
                  2353 Alexandria Drive
                  Lexington, Kentucky 40504
                  Attn:  John S. Penn


        10.5 Publicity. No publicity release or announcement concerning this
             ---------
Agreement or the transactions described herein shall be made without advance approval thereof by Purchaser and the Company.

        10.6 Entire Agreement. This Agreement (including the Exhibits and
             ----------------
Schedules), the Related Agreements, and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

        10.7 Confidentiality. Each party hereto will hold, and will use its best
             ---------------
efforts to cause its Affiliates, and their respective representatives to hold, in strict confidence from any Person (other than any such Affiliate or representative), unless (a) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Agencies) or by other requirements of Law or (b) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (i) previously known by the party receiving such documents or information, (ii) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (iii) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the
                                        --------
foregoing restrictions will not apply to Purchaser's use of documents and information concerning the Business furnished by the Company and Unified hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates and their respective representatives to, promptly redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its representatives.

        10.8 Waivers and Amendments. This Agreement may be amended, superseded,
             ----------------------
cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. The rights and remedies of any parties based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties as to which there is no inaccuracy or breach).

        10.9 Governing Law.  This Agreement shall be governed by and construed
             -------------
in accordance with the laws of the State of New York.

        10.10 Dispute Resolution.
              ------------------

                        (a) The parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, except for actions to seek temporary restraining orders or injunctions related to the purposes of this Agreement, or suit to compel compliance with the dispute resolution provision, the parties agree to use the following alternative dispute procedure as their sole remedy with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

                        (b) At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The parties intend that these negotiations be conducted by non-lawyer, business representatives. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives.

                        (c) Upon agreement between the parties, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for the purposes of these negotiations shall be treated as confidential information developed for the purposes of settlement, exempt from discovery and production, which shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of both parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may if otherwise admissible, be admitted in the evidence in the arbitration or lawsuit.

                        (d) If the negotiations do not resolve the dispute within sixty (60) days after the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the CPR Institute Rules for Non-Administered Arbitration. A party may demand such arbitration in accordance with procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this Section. Each party may submit in writing to a party, and that party shall respond, to a maximum of any combination of thirty-five (35) (none of which may have subparagraphs) of the following: interrogatories, demands to produce documents, and requests for admission. Each party is also entitled to take the oral deposition of two individuals of the other party. Additional discovery may be permitted upon mutual agreement of the parties.

                        (e) The parties shall contract with the arbitrator to commence the arbitration hearing within sixty (60) days of the demand for arbitration. The arbitration shall be held in New York, New York (or other mutually acceptable site). The arbitrator shall control the scheduling so as to process the matter expeditiously. The parties may submit written briefs. The parties may require the arbitrator to rule on the dispute by issuing a written opinion within thirty (30) days after the close of the hearings. The times specified in this Section may be extended upon showing of a good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                        (f) Each party shall bear its own cost of these procedures. The parties shall equally split the fees of the mediation. If arbitrated, the arbitrator shall be given the authority to award fees and costs to the prevailing party.



        10.11 Binding Effect; No Assignment. This Agreement shall be binding
              -----------------------------
upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto except by operation of law and any other purported assignment shall be null and void.

        10.12 Variations in Pronouns. All pronouns and any variations thereof
              ----------------------
refer to the masculine, feminine or neuter, singular or plural, as the context may require.

        10.13 Counterparts. This Agreement may be executed by the parties hereto
              ------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all the parties hereto.

        10.14 Exhibits and Schedules. The Exhibit and Schedules are incorporated
              ----------------------
into and a part of this Agreement as if fully set forth herein.

        10.15 Headings.  The headings in this Agreement are for reference only,
              --------
and shall not affect the interpretation of this Agreement.

        10.16 Invalid Provisions. If any provision of this Agreement is held to
              ------------------
be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                              S I G N A T U R E S :
                              ---------------------

         The parties have executed this Agreement as of the date set forth in the caption.



                                                OAKTREE ASSET MANAGEMENT, LLC


                                                  By: /s/David N. Bottoms
                                                     ---------------------------
                                                     Name:  David N. Bottoms
                                                          ----------------------
                                                     Title:  Manager
                                                          ----------------------



                                                FIDUCIARY COUNSEL, INC.


                                                  By: /s/John S. Penn
                                                     ---------------------------
                                                     Name:  John S. Penn
                                                         -----------------------
                                                     Title: Director
                                                          ----------------------


                                                UNIFIED FINANCIAL SERVICES, INC.


                                                  By:  /s/John S. Penn
                                                     ---------------------------
                                                     Name:  John S. Penn
                                                         -----------------------
                                                     Title: President and CEO
                                                         -----------------------

================================================================================


                                      ASSET

                             CONTRIBUTION AGREEMENT


                                   DATED AS OF
                                  MARCH 2, 2004


                                      AMONG


                  OAKTREE ASSET MANAGEMENT, LLC, AS PURCHASER,


                         OAKTREE ASSET MANAGEMENT, INC.,
                            PIN OAK CAPITAL, INC, AND
                       FINANCIAL ASSETS CORP., AS SELLERS,


                                       AND


                             DNB ACQUISITION CORP.,
                          AS THE SHAREHOLDER OF SELLERS


================================================================================

         THIS ASSET CONTRIBUTION AGREEMENT is made and entered into effective as of March 2, 2004 by and among: (i) OAKTREE ASSET MANAGEMENT, LLC, a Delaware limited liability company (the "Purchaser"); (ii) OAKTREE ASSET MANAGEMENT,
                                ---------
INC., a Florida corporation ("Oaktree"); (iii) PIN OAK CAPITAL, INC., a Missouri
                              -------
corporation ("Pin Oak"); (iv) FINANCIAL ASSETS CORP., a Florida corporation
              -------
("Financial"); and (v) DNB ACQUISITION CORP., a New York corporation ("DNB").
  ---------                                                            ---
(Oaktree, Pin Oak and Financial are sometimes referred to separately as a "Seller" or collectively as the "Sellers".)
 ------                          -------

                                R E C I T A L S :
                                -----------------

         A. Oaktree and Pin Oak are engaged in the business of providing investment management and advisory services. Financial is engaged in the business of providing securities broker-dealer services. (The businesses of Oaktree, Pin Oak and Financial are collectively referred to as the "Businesses".)
 ----------

         B. DNB owns all of the outstanding common shares of Oaktree, Pin Oak and Financial.

         C. The Sellers have agreed to sell and contribute, and Purchaser has agreed to purchase and accept the Assets and Assumed Liabilities, all on the terms and subject to the conditions set forth in this Agreement.

                              A G R E E M E N T S :
                              ---------------------

         IN CONSIDERATION OF the recitals, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Purchaser, Sellers and DNB, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS
                                   -----------

        1.1      Defined Terms.  The terms used in this Agreement with their
                 -------------
initial letters capitalized shall, unless the context otherwise requires or unless otherwise expressly provided herein, have the meanings specified in this
Article 1 or elsewhere in this Agreement. As used in this Agreement and the Schedules and Exhibits attached hereto, the following terms have the following meanings unless the context otherwise requires:

         "Act" means the Securities Act of 1933, as amended.
          ---

         "Action or Proceeding" means any action, suit, proceeding or
          --------------------
arbitration by any Person or any investigation or audit by any Governmental or Regulatory Agency.

         "Adjustment Date" means (i)  the date that is 180 days after the First
          ---------------
Closing Date or (ii) with respect to Financial only (A) if the Second Closing did not occur at least 30 days prior to 180 days after the First Closing Date but does occur on or before September 30, 2004, then the date that is 60 days after the Second Closing Date, or (B) if the Second Closing does not occur on or before September 30, 2004, then October 1, 2004.

         "Affidavit" means an affidavit made by any of the Sellers representing
          ---------
and warranting that a verbal consent was given in respect of one of the Transferred Clients set forth on Schedule 5.3.
                                 ------------

         "Affiliate" with respect to any Person, means any other Person
          ---------
controlling, controlled by or under common control with such Person.

         "Agreement" means this Asset Purchase and Contribution Agreement.
          ---------

         "Annualized Gross Revenues" means (A) the aggregate investment advisory
          -------------------------
and broker-dealer fees from the Transferred Clients for the calendar quarter ending on the last day of the month immediately preceding the month in which the applicable measurement date occurs as determined on the accrual basis in accordance with GAAP, (B) multiplied by four (4).
                          ----------

         "Best Knowledge," "Knowledge" or words to that effect shall mean, as to
          --------------    ---------
any Person, to the best knowledge of such Person after due inquiry and investigation.

         "Books and Records"  of any Person means all files, documents,
          -----------------
instruments, papers, books and records relating to the business, operations, conditions of (financial or other), results of operations and assets and properties of such Person, including without limitation financial statements and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, contracts and other agreements, licenses, customer lists, lists of prospective customers, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

         "Business Day" means any day on which commercial banks are authorized
          ------------
or required by law to close in New York, New York.

         "Client" means any person, including without limitation any Fund, for
          ------
which any of the Sellers or, after Closing, the Purchaser acts as an investment adviser (whether directly or as a sub-adviser) or broker-dealer, or for whom any of the Sellers or, after Closing, the Purchaser manages any investment or trading account, or provides administrative or other services.

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "CPR Institute" means the CPR Institute for Dispute Resolution, Inc.,
          -------------
366 Madison Avenue, New York, New York 10017.

         "Document or Other Papers" means any document, agreement, instrument,
          ------------------------
certificate, notice, consent, affidavit, letter, telegram, telex, statement, schedule (including any Schedule to this Agreement) or exhibit (including any Exhibit to this Agreement).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

         "Fiduciary" means Fiduciary Counsel, Inc., a Delaware corporation and
          ---------
wholly owned subsidiary of Unified.

         "Fiduciary Purchase Agreement" means the Asset Purchase and
          ----------------------------
Contribution Agreement dated of even date herewith among the Purchaser, Fiduciary and Unified.

         "Fund" means any investment company as defined under the Investment
          ----
Company Act and any company excluded from the definition thereof by virtue of
Section 3(c)(1) or 3(c)(7) of the Investment Company Act and any other pooled investment vehicle similar to any such investment company, and shall include any series thereof.

         "GAAP" means generally accepted accounting principles.
          ----

         "Governmental or Regulatory Agency" means any court, tribunal,
          ---------------------------------
arbitrator or government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

         "Investment Advisers Act" means the Investment Advisers Act of 1940, as
          -----------------------
amended.

         "Investment Advisory or Broker-Dealer Contract" means each contract or
          ---------------------------------------------
agreement under which any of the Sellers acts as a broker-dealer or investment adviser (whether directly or as a sub-adviser) to, or manages any investment or trading account of, or provides administrative or other services to, any Client.

         "Investment Company Act" means the Investment Company Act of 1940, as
          ----------------------
amended.

         "IRS" means the Internal Revenue Service.
          ---

         "LLC Shares" means the common shares created under the Purchaser's
          ----------
Operating Agreement representing membership interests in the Purchaser.

         "Law" means any law, statute, rule, regulation, ordinance and other
          ---
pronouncement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Agency.

         "Lien" means any lien, pledge, hypothecation, mortgage, security
          ----
interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any stockholder or similar agreement, encumbrance or any other restriction or limitation whatsoever (including any lien for failure or alleged failure to pay Taxes).

         "Material Adverse Effect" means, in the case of any Person, any change
          -----------------------
or changes or effect or effects that individually or in the aggregate are or may reasonably be expected to be materially adverse to (i) the assets, properties, business, operations, income or condition (financial or otherwise) of such Person or the transactions described in this Agreement or (ii) the ability of such Person to perform its obligations under this Agreement.

         "Net Worth" means the difference between (i) the Sellers' assets
          ---------
(excluding intangibles), minus (ii) their liabilities (including without
                         -----limitation funded indebtedness), all as determined
in accordance with GAAP applied on a consistent basis and measured as of the last day of the month immediately preceding the month in which the First Closing Date occurs.

         "Operating Agreement" means the Purchaser's Limited Liability Company
          -------------------
Operating Agreement, substantially in the form of Exhibit A.
                                                  ---------

         "Order" means any writ, judgment, decree, injunction or similar order
          -----
of any Governmental or Regulatory Agency, in each case whether preliminary or final.

         "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent
          --------------
or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent, and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the asset subject to such Lien or the use of such asset.

         "Permitted Transferee" means DNB or any Affiliate of DNB.
          --------------------

         "Person" means any individual, corporation, limited liability company,
          ------
partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Agency or other entity.

         "Tax Return" means any return, report, information return, or other
          ----------
document (including any related or supporting information) filed or required to be filed with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax (whether or not such Tax is imposed on any Seller) or the administration of any laws, regulations or administrative requirements relating to any Tax.

         "Tax" and "Taxes" means all taxes, charges, fees, levies or other
          ---       -----
assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including, without limitation, income, capital, estimated, excise, property, sales, transfer, withholding, employment, payroll, and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments.

        1.2      Certain Other Terms.  The terms "herein", "hereof", "hereto",
                 -------------------
"hereby", "hereunder" and the like refer to this Agreement as a whole and not to any particular Articles, Sections, subsections or clauses of this Agreement. References in this Agreement to Articles, Sections, Schedules or Exhibits are references to the Articles, Sections, Schedules or Exhibits of or attached to this Agreement.

                                    ARTICLE 2

         CONTRIBUTION OF ASSETS; ASSUMPTION OF ASSUMED LIABILITIES; AND
         --------------------------------------------------------------
                                 PURCHASE PRICE
                                 --------------

        2.1      Contribution of Assets.  On the Applicable Closing Date and on
                 ----------------------
the terms and subject to the conditions set forth in this Agreement, the Sellers agree to sell, transfer, assign, contribute, convey and deliver to Purchaser, as a contribution to Purchaser's capital, and Purchaser agrees to purchase, acquire, accept and assume from the Sellers, all of the Sellers' right, title and interest as of the Applicable Closing Date in and to all of their assets, properties and rights (other than the Excluded Assets described in Section 2.2) used or useful in their Businesses, wherever located and whether or not reflected on the Books and Records of the Sellers, in each case free and clear of any Liens other than Permitted Liens (collectively, the "Assets"), including
                                                            ------
without any limitation the following:

                        (a) All of the Sellers' active Clients as of the Applicable Closing Date and any Investment Advisory or Broker-Dealer Contracts related to such Clients, except those Clients and any related Investment Advisory or Broker-Dealer Contracts (i) listed on Schedule 2.1(a), or (ii)
                                                  ---------------
listed on Schedule 5.3 and for which Confirming Consents have not been obtained
          ------------
by the Adjustment Date (collectively, the "Transferred Clients");
                                           -------------------

                        (b) The Sellers' lists of current, prior, active or inactive Clients or prospective Clients (lists of the Sellers' active Clients as of the date hereof are attached as Schedule 2.1(b));
                                   ---------------

                        (c) All furniture, fixtures and equipment located in the Sellers' offices in New York, New York or, if not located in such offices, as necessary for the operations of their Businesses (the "FF&E") ;
                                                                   ----

                        (d) All Books and Records relating to the Businesses or any of the Assets;

                        (e) All rights of the Sellers under or pursuant to any warranties, representations or guarantees made by any Person or affecting or otherwise relating to any of the Assets;

                        (f) All rights of the Sellers and DNB to the names "Oaktree Asset Management", "Pin Oak Capital" and "Financial Assets" and all derivations thereof (as more specifically provided in the Assignment described in Section 6.1(h));

                        (g)      All goodwill of the Sellers;

                        (h)      All notes or accounts receivable of the
Sellers;

                        (i) Any cash, cash on hand or in banks, cash equivalents, marketable securities and other investments;

                        (j) Any of Sellers' bank and security accounts, safe deposit boxes and vaults, wherever maintained;

                        (k) Any of Sellers' deposits, prepaid expenses, refunds, rights to refunds or reserves for any Taxes, claims or liabilities incurred or accrued prior to the Applicable Closing Date;

                        (l) All Intellectual Property Assets used or held for use in the conduct of the Businesses (including the Sellers' goodwill therein) and all rights, privileges, claims, causes of action and options held by the Sellers or DNB relating or pertaining to the Assets (the "Intangible
                                                                 ----------
Property"); and
--------

                        (m) Any other assets, properties or rights of the Sellers reflected on the Interim Balance Sheet or acquired or arising after the Interim Balance Sheet Date.

        2.2      Excluded Assets.  Notwithstanding anything in this Agreement
                 ---------------
that may be construed to the contrary, the Assets shall not include, and the Purchaser shall not purchase or accept, the following assets (collectively, the "Excluded Assets"):
 ---------------

                        (a) Rights to use the name "DNB Acquisition Corp." or any derivative thereof;

                        (b) Sellers' minute books, stock transfer books, corporate seals and Tax Returns, as well as any Books and Records required to be retained under any Law or Order applicable to the Sellers or any of their Affiliates;

                        (c)      All rights of the Sellers under this Agreement;
and

                        (d) Without limiting the foregoing, those assets, properties and rights set forth on Schedule 2.2.
                                   ------------

        2.3      Assumed Liabilities.  On the Applicable Closing Date and on the
                 -------------------
terms and subject to the conditions set forth herein, Purchaser shall assume and thereafter pay, perform or discharge when due the following debts, liabilities and obligations of the Sellers from and after the Applicable Closing Date (collectively, the "Assumed Liabilities"):
                    -------------------

                        (a) The Transferred Clients' Investment Advisory and Broker-Dealer Contracts;

                        (b)      The employment agreements set forth on Schedule
                                                                        --------
3.15;
----

                        (c) Any debts, liabilities or obligations of Sellers (i) reflected on the Interim Balance Sheet, (ii) that are incurred in the ordinary course of business consistent with past practices and remain unpaid after the Interim Balance Sheet Date and before the Applicable Closing Date, or
(iii) are otherwise referred to in this Agreement or on any Schedule hereto; and

                        (d) Any debts, liabilities or obligations set forth on Schedule 2.3.
   ------------

         In the event of any claim against Purchaser with respect to any of the Assumed Liabilities, Purchaser shall have, and the Sellers hereby assign to Purchaser, any defense, counterclaim or right of setoff which would have been available to the Sellers if such claim had been asserted against the Sellers.

        2.4      Excluded Liabilities.  Except as expressly set forth in Section
                 --------------------
2.3, Purchaser shall not assume, pay, perform or be responsible for any other debts, liabilities or obligations of the Sellers or DNB (the "Excluded
                                                              --------
Liabilities").
-----------

        2.5      Condition of Purchased Assets.  Except as otherwise stated in
                 -----------------------------
this Agreement, the Purchaser is taking the Assets and Assumed Liabilities "AS IS, WHERE IS," without any express or implied representations or warranties of any kind whatsoever, and ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PURPOSE, ARE HEREBY DISCLAIMED.

        2.6      Purchase Price.
                 --------------

                        (a) Subject to Section 2.9, the purchase price (the "Purchase Price") for the Assets to be purchased by Purchaser from the Sellers
 --------------
hereunder and contributed to the Purchaser by the Sellers shall be an aggregate amount equal to the sum as of the First Closing Date of: (i) [(A) the Sellers' Annualized Gross Revenues, plus (B) the Sellers' Net Worth, plus (c) any cash
                           ----                             ----
contributed by DNB to any of the Sellers subsequent to the last day of the month preceding the Applicable Closing Date (such sum is referred to as the "Closing
                                                                       -------
Payment")], plus (ii) the assumption by Purchaser of the Assumed Liabilities.
-------     ----
Provided, however, that for purposes of this Section 2.6(a), the exceptions in
Section 2.1(a)(i) and (ii) shall be ignored in determining the Transferred Clients and all of the Sellers' Clients shall be assumed to be Transferred Clients on the Applicable Closing Date and subject to adjustment as provided in
Section 2.9; and provided further that Financial's Transferred Clients shall be included in the number of Transferred Clients on the First Closing Date.

                        (b) The Closing Payment shall be paid to the Sellers by Purchaser on the First Closing Date (including Financial notwithstanding that Financial will transfer its Assets and Assumed Liabilities to the Purchaser on the Second Closing Date) by issuance of LLC Shares to each of the Sellers (valued at $1,000 per LLC Share), which LLC Shares shall be reflected on Schedule A of the Operating Agreement. The number of LLC Shares to be issued to each Seller shall be based upon each Seller's respective share of the Closing Payment.

        2.7      Transfer Taxes.   The Purchaser agrees to pay any sales, use,
                 --------------
transfer, recording, gains, and other similar taxes and fees ("Transfer Taxes")
                                                               --------------
arising out of or in connection with the transactions described in this Agreement, and shall indemnify, defend and hold harmless the Sellers and DNB with respect to such Transfer Taxes. The parties shall cooperate and shall file all necessary documentation and Tax Returns with respect to such Transfer
Taxes.

        2.8      Closings.
                 --------

(a)      The closing (the "First Closing") of the transaction described herein
                           -------------
between Oaktree, Pin Oak, DNB and Purchaser will take place at the offices of DNB Acquisition Corp., 30 Wall Street, New York, New York, 10036 or at such other place as Purchaser, Oaktree and Pin Oak may agree, at 10:00 a.m. on (i) the fifth (5th) Business Day after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods described in or related to the filings described in Sections 6.1(c), 6.1(d), 6.2(c) and 6.2(d) for the transactions between Oaktree, Pin Oak, DNB and Purchaser have been obtained, made or given or has expired, as applicable, or (ii) such other date as Purchaser, Oaktree and Pin Oak may agree (such date is hereafter referred to as the "First Closing Date").
     ------------------

                        (b)      The closing (the "Second Closing") of the
                                                   --------------
transaction described herein between Financial, DNB and Purchaser will take place at the offices of DNB Acquisition Corp., 30 Wall Street, New York, New York, 10036 or at such other place as Purchaser and Financial may agree, at 10:00 a.m. on (i) the fifth (5th) Business Day after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods described in or related to the filings described in Sections 6.1(c), 6.1(d), 6.2(c) and 6.2(d) for the transaction between Financial, DNB and Purchaser have been obtained, made or given or has expired, as applicable, or (ii) such other date as Purchaser and Financial may agree (such date is hereafter referred to as the "Second Closing Date"), but in any event no later than September 30, 2004.
     -------------------
(The First Closing or Second Closing, as applicable or relevant, are sometimes referred to as the "Applicable Closing" and the dates thereof as the "Applicable
                    ------------------                                ----------
Closing Dates".)
-------------

                        (c) At the Applicable Closing, subject to the terms and conditions hereof, the Sellers, as appropriate, shall execute and deliver to the Purchaser an Assignment and Assumption Agreement in a mutually acceptable form (the "Assignment and Assumption Agreement"), a Bill of Sale in a mutually
           -----------------------------------
acceptable form (the "Bill of Sale"), such further instruments and documents as
                      ------------
may be described in this Agreement or necessary or reasonably requested by Purchaser to convey the Assets to Purchaser, free and clear of all Liens other than Permitted Liens, and the Operating Agreement.

                        (d) At the Applicable Closing, subject to the terms and conditions hereof, Purchaser shall deliver to the Sellers, as appropriate, the Closing Payment described in Section 2.6 and execute and deliver to the Sellers, as appropriate, the Assignment and Assumption Agreement and such further instruments and documents as may be described in this Agreement.

        2.9      Adjustment to Purchase Price.
                 ----------------------------

                        (a) If as of the Adjustment Date the Annualized Gross Revenues from the Transferred Clients is less than the aggregate Annualized Gross Revenues as determined in accordance with Section 2.6(a) (any such difference being referred to as the "Shortfall Amount"), the Purchase Price
                                          ----------------
shall be reduced by the Shortfall Amount and the Purchaser shall cancel, and amend Schedule A of the Operating Agreement to reflect the cancellation of, that number of LLC Shares issued to the Sellers or their Permitted Transferees pursuant to Section 2.6 of this Agreement that, when valued at $1,000 per LLC Share, equal the Shortfall Amount; provided, however, that the Sellers or their
                                   --------  -------
Permitted Transferees may, within ten (10) Business Days after final determination of a Shortfall Amount as provided in Section 2.9(b), contribute to Purchaser cash in any amount up to, but not exceeding, the Shortfall Amount. If the Sellers or their Permitted Transferees so contribute cash to Purchaser, then the Shortfall Amount shall be reduced by the amount of cash contributed and the number of LLC Shares to be cancelled shall be reduced by the result of the amount of cash contributed divided by $1,000. Any Shortfall Amount shall be
                           ----------
allocated among the Sellers in accordance with their respective contributions to it.

                        (b) Within thirty (30) days after the Adjustment Date, the Purchaser shall deliver to the Sellers or, if applicable, their Permitted Transferees, the calculation of the Shortfall Amount. For the purpose of confirming the accuracy of such calculation, the Sellers or their Permitted Transferees and their accountants shall have access, at all reasonable times and in a manner not disruptive of the ongoing operations of Purchaser or its Affiliates, to the Books and Records of Purchaser relating to such calculation. The Sellers or their Permitted Transferees and their accountants shall have the right to review the work papers of Purchaser utilized in preparing such calculations. If the Sellers or their Permitted Transferees disagree with the Purchaser's calculations, the Sellers or their Permitted Transferees shall notify the Purchaser in writing within thirty (30) days of delivery of the Purchaser's calculations, and the two parties shall attempt in good faith to resolve the dispute as expeditiously as possible. If the dispute cannot be resolved by the Purchaser and the Sellers or their Permitted Transferees within thirty (30) days of receipt by the Purchaser of written notice of the dispute, such dispute shall be submitted for resolution to a firm of accountants mutually agreed by the parties, which firm shall not be the accountants for any of the Purchaser, Sellers, DNB, Unified or any of their Affiliates (the "Independent
                                                                  -----------
Accountants").  If the parties are unable to agree on Independent Accountants
-----------
within ten (10) days of receipt by the Purchaser of written notice of the dispute, then on the request of any party a CPR Institute neutral (who shall be mutually acceptable to the parties) shall appoint the Independent Accountants. The decision of the Independent Accountants (which shall be made solely on the basis of the presentations of Purchaser and the Sellers or their Permitted Transferees and not on the basis of any independent review) shall be binding on the parties, absent manifest error, and may be enforced by any court having jurisdiction. No party shall have any ex parte contacts or communications with
                                       -- -----
the Independent Accountants. The cost of the Independent Accountants shall be borne equally by Purchaser and the Sellers or their Permitted Transferees, unless the Independent Accountants accept without modification (x) the calculation of the Shortfall Amount of the Sellers or their Permitted Transferees, or (y) the Purchaser's calculation of the Shortfall Amount. In the case of clause (x) above, the Purchaser shall pay the full cost of the Independent Accountants and in the case of clause (y) above, the Sellers or their Permitted Transferees shall pay the full cost of the Independent Accountants.

                        (c) Any cancellations of LLC Shares shall be made no earlier than eleven (11) and no later than twenty (20) Business Days after
(i) the Sellers' or their Permitted Transferees' acceptance of the calculation (and any failure of the Sellers or their Permitted Transferees to deliver a notice of dispute within the time specified in this Section 2.9(b) shall be deemed an acceptance), or (ii) in the event of a dispute, resolution of the dispute as provided in this Section 2.9.

                        (d) The parties shall treat any cancellations or payments made pursuant to this Section 2.9 as an adjustment to Purchase Price for all purposes.

                        (e) Notwithstanding anything herein that may be construed to the contrary, if a "Shortfall Amount" as defined in the Fiduciary Purchase Agreement shall also exist as of the Adjustment Date, then for purposes of the additional cash capital contribution described in this Section 2.9: (i) the Shortfall Amounts under this Agreement and the Fiduciary Purchase Agreement shall be netted against one another; (ii) only the party or parties having the greater Shortfall Amount may make additional cash contributions; and (iii) such party or parties may only make additional cash contributions in an amount not to exceed in the aggregate the difference between the two Shortfall Amounts.

        2.10     Legends.  The certificates representing the LLC Shares issued
                 -------
to the Sellers or their Permitted Transferees may bear legends to the effect that such LLC Shares (i) have not been registered under the Act and may only be sold or transferred if registered under the Act or in a transaction which is exempt from the registration requirements of the Act, (ii) are subject to adjustment or redemption/cancellation in accordance with Section 2.9, and (iii) are subject to rights of first refusal and options to purchase described in the Operating Agreement.

                                   ARTICLE 3

              REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND DNB
              -----------------------------------------------------

         The Sellers and DNB, jointly and severally, represent and warrant to Purchaser as follows:

        3.1      Organization and Qualification.  Except as set forth on
                 ------------------------------
Schedule 3.1, each of the Sellers is a corporation duly organized, validly
------------
existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to (i) own, lease and operate its properties and assets as they are now owned leased and operated and (ii) carry on its business as presently conducted and as proposed to be conducted. Each of the Sellers is duly qualified to do business in each jurisdiction in which the nature of its business or properties makes such qualification necessary, except where the failure to do so would not have a Material Adverse Effect on any of the Sellers.

        3.2      Ownership of Sellers.  All of the issued and outstanding shares
                 --------------------
of capital stock of the Sellers are owned, directly or indirectly, beneficially and of record by DNB, free and clear of all Liens.

        3.3      Validity and Execution of Agreement.  Each of the Sellers and
                 -----------------------------------
DNB has full legal right, power, authority and capacity to execute and deliver this Agreement and each of the other agreements to be entered into by the Sellers and DNB in connection herewith (the "Related Agreements") and to perform
                                             ------------------
fully its obligations hereunder and thereunder. DNB and the board of directors of each of the Sellers have approved the transactions described in this Agreement and each of the Related Agreements. This Agreement has and, on or prior to the Applicable Closing each of the Related Agreements shall have, been duly executed and delivered by each of Sellers and DNB and assuming if applicable the due authorization, execution and delivery of this Agreement and each Related Agreement by Purchaser, constitutes or on the Applicable Closing shall constitute, as the case may be, the valid and binding obligation of each of Sellers and DNB, enforceable against them in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby or thereby are subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        3.4      No Conflict.  Except as set forth on Schedule 3.4, neither the
                 -----------                          ------------
execution, delivery or performance by the Sellers or DNB (as the case may be) of this Agreement or of any document to be delivered in accordance with this Agreement nor the consummation of the transactions described in this Agreement or by any Related Agreement will (i) violate, (ii) result in a breach of, constitute a default under, or constitute an event which, with notice or lapse of time, will constitute a default under (assuming that the consents referred to in Sections 5.3 and 5.4 are obtained), (iii) permit any party to terminate or otherwise alter its obligations under (assuming that the consents referred to in Sections 5.3 and 5.4 are obtained), or (iv) subject any Assets to a lien (other than Permitted Liens) under (A) any agreement, license, permit, authorization or instrument to which any of the Sellers or DNB is a party or by which they or any of their assets are bound, (B) the organizational documents of the Sellers, or
(C) any Law or Order applicable to the Sellers, DNB or any of their assets except, with respect to clauses (A) and (C) only, for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens which would not, individually or in aggregate, have a Material Adverse Effect on the Sellers. Except as set forth in Schedule 3.4, neither the execution, delivery
                                 ------------
or performance of this Agreement or of any Related Agreement by the Sellers or DNB nor the consummation of the transactions contemplated by this Agreement or any Related Agreement will require any consent, approval, waiver or other action by any Person (other than consents and approvals required under the Investment Company Act or the terms of the agreements with Clients or the Investment Advisers Act with respect to Investment Advisory or Broker-Dealer Contracts) which has not been obtained.

        3.5      Regulatory Filings and Correspondence.
                 -------------------------------------

                        (a)      Except as set forth on Schedule 3.5(a), as of
                                                        ---------------
the date hereof, none of the Sellers has any obligation to file any disclosure documents relating to its ownership or the ownership of any account managed or advised by it of securities other than Form 13-F.

                        (b)      Schedule 3.5(b) is a true and complete list of
                                 ---------------
all exemptive orders, no-action requests, prohibited transactions exemptions and private letter rulings obtained or pending by or on behalf of the Sellers.

                        (c)      Attached as Schedule 3.5(c) is a true and
                                             ---------------
complete list of all correspondence from January 1, 1999 to the date hereof between the Sellers or DNB and any Governmental or Regulatory Agency relating to any audit or examination of the Sellers.

        3.6      Books and Records.  Each of the Books and Records of the
                 -----------------
Sellers supplied to the Purchaser is true, correct and complete in all material respects.

        3.7      Litigation.  Except as set forth on Schedule 3.7, there are no
                 ----------                          ------------
outstanding Orders by which any of the Sellers, their Businesses, any Assets or any Client account or Investment Advisory or Broker-Dealer Contract, is bound. Except as set forth on Schedule 3.7, there is no Action or Proceeding pending
                       ------------
or, to the Knowledge of the Sellers or DNB, threatened (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) against or affecting any of the Sellers or DNB or any Assets, any Client account or any Investment Advisory or Broker-Dealer Contract.

        3.8      FF&E.  Schedule 3.8 sets forth a true, complete and correct
                 ----   ------------
list of the FF&E. The FF&E is in good, useful and operating condition, ordinary wear and tear excepted, and constitutes all of the furniture, fixtures or equipment reasonably necessary to the operation of the Businesses.

        3.9      Intellectual Property.  The term "Intellectual Property Assets"
                 ---------------------             ----------------------------
means all intellectual property owned, licensed (as licensor or licensee) or utilized by the Sellers or in which the Sellers have a proprietary interest, including, without limitation:

                                (i)      all assumed and fictional business
names, trade names, registered and unregistered trademarks, service marks and applications (collectively, "Marks");

                                (ii)     all patents, patent applications and
inventions and discoveries that may be patentable (collectively, "Patents");

                                (iii)    all registered and unregistered
copyrights in both published works and unpublished works (collectively, "Copyrights");

                                (iv)     all rights in mask works;

                                (v)      all know-how, trade secrets,
confidential or proprietary information, customer lists, software, technical information, data, process technology, plans, drawings and blue prints (collectively, "Trade Secrets"); and

                                (vi)     all rights in internet web sites and
internet domain names used by the Sellers (collectively, "Net Names").

                        (b)      Schedule 3.9 contains a complete and accurate
                                 ------------
list and summary description, including royalties paid or received by Sellers, and Sellers have delivered to Purchaser accurate and complete copies, of all Sellers' contracts relating to their Intellectual Property Assets, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs under which Sellers is a licensee. There are no outstanding and, to the Knowledge of Sellers and DNB, no threatened disputes or disagreements with respect to any such contract.

                        (c) The Intellectual Property Assets are all those reasonably necessary for the operation of the Businesses as it is currently conducted. Sellers are the owner or licensee of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Liens except Permitted Liens, and except as otherwise provided in Schedule 3.9 have
                                                            ------------
the right to use without payment to another Person, all of the Intellectual Property Assets.

                        (d)      Schedule 3.9 contains a complete and accurate
                                 ------------
list and summary description of all Patents. All of the issued Patents are currently in compliance with all applicable Laws (including payment of filing, examination and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Applicable Closing Date.

                        (e)      Schedule 3.9 contains a complete and accurate
                                 ------------
list and summary description of all Marks.  Except as otherwise provided on
Schedule 3.9, all Marks have been registered with the United States Patent and
------------
Trademark Office, are currently in compliance with all applicable Laws (including the timely post-registration filing of affidavits of use and incontestability and renewal applications) are valid and enforceable and are not subject to any maintenance fees or taxes or actions falling due within ninety
(90) days after the Applicable Closing Date.

                        (f)      Schedule 3.9 contains a complete and accurate
                                 ------------
list and summary description of all Copyrights. All registered Copyrights are currently in compliance with all applicable Laws.

                        (g)      Schedule 3.9 contains a complete and accurate
                                 ------------
list and summary description of all Net Names. All Net Names have been registered in the name of Sellers and are currently in compliance with all applicable Laws.

                        (h) There are no pending or, to the Knowledge of Sellers or DNB, threatened proceedings or litigation or other adverse claims affecting or with respect to any of the Intellectual Property Assets. There is, to the Knowledge of Sellers and DNB, no reasonable basis upon which a claim may be asserted against Sellers for infringement of any Intellectual Property Assets of any other Person. To the Knowledge of Sellers and DNB, no Person is infringing the Intellectual Property Assets.

        3.10     Investment Advisory and Broker-Dealer Contracts.
                 -----------------------------------------------

                        (a)      Set forth on Schedule 3.10(a) is a list of the
                                              ----------------
Sellers' Investment Advisory or Broker-Dealer Contracts as of the date hereof.

                        (b)      Except as set forth in Schedule 3.10(b), each
                                                        ----------------
of the Investment Advisory or Broker-Dealer Contracts is in full force and effect and is valid and enforceable in accordance with its terms. Except as set forth in Schedule 3.10(b):
         ----------------

                                (i)      Each of the Sellers is in material
compliance with all applicable terms and requirements of each Investment Advisory or Broker-Dealer Contract to which it is a party;

                                (ii)     Each other Person that has or had any
obligation or liability under any Investment Advisory or Broker-Dealer Contract is in material compliance with all applicable terms and requirements of such Investment Advisory or Broker-Dealer Contract;

                                (iii)    To the Knowledge of Sellers and DNB, no
event has occurred or circumstance exists that (with or without notice or lapse of time or both) may contravene, conflict with, or result in a violation or breach of, or give the Sellers or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Investment Advisory or Broker-Dealer Contract;

                                (iv)     None of the Sellers have given to or
received from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Investment Advisory or Broker-Dealer Contract;

                                (v)      There are no renegotiations of,
attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to the Sellers under any Investment Advisory or Broker-Dealer Contract, and no such Person has made written demand for such renegotiation; and

                                (vi)     The Investment Advisory or
Broker-Dealer Contracts have been entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Law or Order.

        3.11     Investment Advisory and Broker-Dealer Matters.
                 ---------------------------------------------

                        (a) Each of Oaktree and Pin Oak is duly registered as an investment adviser under the Investment Advisers Act and all other applicable Laws. Financial is duly registered as a broker-dealer under the Exchange Act and all other applicable Laws and is a duly qualified and acting member of NASD.

                        (b) Without limiting the generality of Section 3.11(a), except as set forth on Schedule 3.11, the Sellers and each of the
                                -------------
Sellers' officers and employees who is required to be registered as an investment adviser, a broker-dealer, an investment adviser's or broker-dealer's agent or representative, a principal or an associated person of an investment adviser or broker-dealer, or in any other similarly designated position, with the SEC, the securities commission of any state or any self-regulatory organization, is duly registered as required and each such registration is in full force and effect.

                        (c) The accounts of each Client subject to ERISA have been managed by the Sellers in compliance with the applicable requirements or ERISA, and consummation of the transactions described herein will not result in a violation of such ERISA requirements.

                        (d) Neither Oaktree or Pin Oak nor, to the Best Knowledge of the Sellers or DNB, any "person associated with an investment adviser" (as that term is defined in the Investment Advisers Act) with regard to Oaktree or Pin Oak has, during the period of not less than ten (10) years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under the Investment Advisers Act or the rules thereunder, for disqualification as an investment adviser for any investment company pursuant to Section 9 of the Investment Company Act, and to the Best Knowledge of the Sellers or DNB, there is no basis for, or proceeding or investigation that is reasonably likely to become a basis for, any such disqualification, denial, suspension or revocation.

                        (e) Neither Financial nor, to the Best Knowledge of the Sellers or DNB, any "person associated with a broker or dealer" (as that term is defined in the Exchange Act) with regard to Financial has, during the period of not less than five years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of broker or dealer under the Exchange Act or the rules thereunder, for disqualification as broker or dealer for any investment company pursuant to the Investment Company Act, and to the Best Knowledge of the Sellers or DNB, there is no basis for, or proceeding or investigation that is reasonably likely to become a basis for, any such disqualification, denial, suspension or revocation.

        3.12     Financial Statements.  The Sellers have previously furnished to
                 --------------------
Purchaser, and attached hereto as Schedule 3.12 are, the unaudited balance
                                  -------------
sheets of the Sellers (the "Balance Sheets") as at December 31, 2003 (the "Balance Sheet Date"), the related income statements for the fiscal year then ended. Except as set forth on Schedule 3.12, all such financial statements (the
                               -------------
"Financial Statements") were prepared from the Books and Records of the Sellers in accordance with GAAP, consistently applied. The Financial Statements fairly present each Seller's respective financial position and results of operations and changes in shareholders' equity and cash flows, as of the respective dates of and for the periods referred to in such Financial Statements, all in accordance with GAAP.

        3.13     Absence of Certain Changes and Events.  Since the Balance Sheet
                 -------------------------------------
Date, except as set forth on Schedule 3.13, none of the Sellers has (i) except
                             -------------in the ordinary course of business
consistent with past practices, incurred any material liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), or guaranteed or agreed to guarantee any obligations of others, (ii) canceled any indebtedness owing to it or any claims that it might have possessed, waived any material rights of substantial value or sold, leased, encumbered, transferred or otherwise disposed of, or agreed to sell, lease, encumber, or otherwise dispose of its assets or permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind,
(iii) made any material capital expenditure or commitment therefor, (iv) paid any bonuses, salaries or other compensation to any shareholder, director, officer or employee, other than in the ordinary course of business consistent with past practices, (v) entered into any employment, severance or similar contract with any director, officer, shareholder or employee; (vi) declared or paid any dividend or made any distribution on any shares of its capital stock, or redeemed, purchased or otherwise acquired any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares, (vii) borrowed or agreed to borrow any funds, made any loan to any Person or guaranteed or agreed to guarantee any obligations of any other Person, (viii) written off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business charged to applicable reserves, (ix) made any material change in any method of accounting or auditing practice, (x) lost, terminated, modified in any material respect, waived any fees under, or accelerated or accepted prepayment of any fees under, any Investment Advisory or Broker-Dealer Contract, (xi) otherwise conducted its Business or entered into any transaction other than in the ordinary course consistent with past practices, or (xii) agreed, whether or not in writing, to do any of the foregoing.

        3.14     Absence of Undisclosed Liabilities.  Except (i) as and to the
                 ----------------------------------
extent of the amounts reflected or reserved against in the Balance Sheets, (ii) liabilities or obligations incurred since the Balance Sheet Date in the ordinary course of business consistent with past practices, and (iii) liabilities listed on Schedule 3.14, none of the Sellers has any liabilities or obligations of any
   -------------
nature whether absolute, accrued, contingent or otherwise and neither the Sellers nor DNB has any Knowledge of any basis for the assertion against the Sellers of any liability or obligation other than as set forth in this
Section 3.14.

        3.15     Employment and Labor Matters.
                 ----------------------------

                        (a)      Schedule 3.15 lists each officer, employee,
                                 -------------
consultant and independent contractor of the Sellers as of the date hereof, along with the amount of the current annual salaries and total compensation paid or due for services to each officer, employee, consultant or independent contractor for the most recent fiscal year end and the year through the most recent month end, and a full and complete description of any commitments to such officers, employees, consultants and independent contractors with respect to compensation payable thereafter and any employment agreements with such persons. To the Knowledge of the Sellers and DNB, no key employee or group of employees has any plans to terminate employment with the Sellers.

                        (b)      Except as set forth on Schedule 3.15:  None of
                                                        -------------
the Sellers is a party to or bound by any collective bargaining agreement with any labor organization, group or association covering any of its employees, and to the Knowledge of the Sellers and DNB there has been no attempt to organize Sellers' employees by any Person, unit or group seeking to act as their bargaining agent. There are no pending or, to the Knowledge of the Sellers and DNB, threatened charges (by employees, their representatives or governmental authorities) of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by the Sellers. The Sellers have received no written notice of the scheduling by any governmental agency or authority, of any union representation election relating to the employees of the Sellers or any organizational effort with respect to any of such employees, or any investigation of the Sellers' employment policies or practices by any governmental agency or authority. The Sellers are not currently, nor have they been, involved in labor negotiations with any unit or group seeking to become the bargaining unit for any employees of the Sellers. The Sellers have not experienced any material work stoppages, and to the Knowledge of the Sellers and DNB, no work stoppage is planned.

                        (c) The Sellers have complied in all material respects with all laws and regulations relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, benefits, worker's compensation, employment practices, terms and conditions of employment, immigration, collective bargaining, equal opportunity or similar laws and the payment of social security and similar taxes, and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

        3.16     Real Property. The Sellers own no real property.
                 -------------

        3.17     Powers of Attorney; Absence of Limitations on Competition;
                 ----------------------------------------------------------
Guarantees.  (i) No power of attorney or similar authorization given by the
----------
Sellers presently is in effect or outstanding; (ii) except as set forth on
Schedule 3.17, no contract or agreement to which any of the Sellers is a party
-------------
or is bound or to which any Seller's properties or assets are subject limits the freedom of the Sellers to compete in any line of business or with any Person; and (iii) Sellers are not a party to or bound by any guarantee of any debt or obligation of any other Person.

        3.18     Governmental Approvals.  Except as set forth on Schedule 3.18,
                 ----------------------                          -------------
no registration or filing with, or consent or approval of or other action by, any Governmental or Regulatory Agency is or will be necessary for the valid execution, delivery and performance by the Sellers or DNB of this Agreement or any of the Related Agreements.

        3.19     Compliance with Law; Licenses and Permits.  Each of the Sellers
                 -----------------------------------------
is in compliance with all Laws and Orders applicable to it or its Business, the noncompliance with which would have a Material Adverse Effect. No Seller has received any notice or other communication (whether oral or written) from any Governmental or Regulatory Agency or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with any Law or Order, or (ii) any actual, alleged, possible or potential obligation on the part of the Sellers to undertake, or to bear all or any portion of the cost of, any remedial action of any nature. Each of the Sellers possesses all franchises, permits, licenses, certificates and consents required from any Governmental or Regulatory Agency in order for the Seller to carry on its Business as currently conducted and to own and operate its properties and assets as now owned and operated, and the lack of which would have a Material Adverse Effect.

        3.20     Employee Benefits.
                 -----------------

                        (a)      Set forth on Schedule 3.20 is a list of all
                                              -------------
pension, profit sharing, retirement, deferred compensation, stock purchase, stock option, stock appreciation right, employee stock ownership, incentive, bonus, vacation, severance, change-in-control, disability, hospitalization, medical insurance, life insurance, fringe benefit, welfare and other employee benefit plans, programs, policies or arrangements pursuant to which the Sellers or their ERISA Affiliates provides or has provided (directly or indirectly, individually or jointly through others) benefits or compensation to or on behalf of employees, directors or independent contractors or former employees or former directors or former independent contractors of Sellers or their ERISA Affiliates, whether formal or informal, whether or not written ("Employee
                                                                 --------
Plan").  The Sellers shall furnish to Purchaser true, complete and accurate
----
copies of each written Employee Plan and related trust agreement, a complete and accurate description of each unwritten Employee Plan, a current copy of each summary plan description, all insurance contracts relating to Employee Plans, and all annual reports filed with respect to each Employee Plan for the last four years. The Sellers shall maintain the Employee Plans listed on
Schedule 3.20 in full force and effect until the Applicable Closing Date.
-------------
Except as set forth on Schedule 3.20, Purchaser shall not have any obligation or
                       -------------
liability of any kind or nature for any compensation or benefits of any kind or nature to the employees or consultants of the Sellers for services rendered prior to the Applicable Closing Date.

                        (b) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of the Sellers or DNB, threatened against or with respect to any Employee Plan or the assets of any Employee Plan. There are no taxes, fees, penalties, interest or other amounts due as a result of the loss of tax-qualification of any Employee Plan (or the correction of any qualification issue under any such plan, whether made pursuant to any IRS program or policy or otherwise).

                        (c) Each Employee Plan (and the related trust or funding vehicle, if any) has been administered and maintained in accordance with its terms and with all applicable law. Except as set forth on Schedule 3.20,
                                                               -------------
each Employee Plan which is intended to be qualified under Section 401 of the Code and each amendment to such plan is subject to a favorable determination letter from the IRS and each such plan has at all times been maintained, by its terms and in operation, in accordance with Section 401 of the Code. The form of all Employee Plans is in compliance with the applicable terms of ERISA, the Code, and any other applicable Laws. All reports and disclosures required with respect to each Employee Plan have been properly and timely made. The assets of each Employee Plan which is not funded through the general assets of the Sellers are at least equal to the liabilities under such Employee Plan, and all assets of each Employee Plan are shown on the books and records of such Employee Plan at fair market value. No Employee Plan has unfunded liabilities that as of the Applicable Closing Date are not accurately and fully reflected on Sellers' Balance Sheets.

                        (d) Neither Sellers nor any of their ERISA Affiliates is or has been a participant in, or is or has been obligated to maintain or to make contributions to, a multi-employer plan (within the meaning of ERISA Section 3(37) and ERISA Section 4001(a)(3)) or an Employee Plan which is subject to Title IV of ERISA. Neither Sellers nor any ERISA Affiliate has sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). The Sellers are not obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits to or on behalf of any persons whatsoever (except the benefits pursuant to the continuation health coverage requirements under Section 4980B of the Code, ERISA Section 601, or applicable state law). Except for the continuation coverage requirements of COBRA, no Seller has any obligations or potential liability for benefits to employees, former employees or their respective dependents following termination of employment or retirement under any Employee Plans providing medical, dental, life or disability benefits. No written or oral representations have been made to any employee or former employee of Sellers promising or guaranteeing any employee payment or funding for the continuation of medical, dental, life, or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under COBRA).

                        (e) Neither Sellers nor their ERISA Affiliates is subject to and, to the Knowledge of the Sellers and DNB, no facts exist which could subject any of the Sellers or any of their ERISA Affiliates to, any liability whatsoever which is directly or indirectly related to any Employee Plan, including, but not limited to, liability for benefit payments or related claims, any liability for any tax or related penalty under the Code, or liability for any damages or penalties arising under Title I or Title IV of ERISA. No reportable event under Section 4043 of ERISA has occurred or, to the Knowledge of the Sellers and DNB, will occur with respect to such Employee Plan.

                        (f) Termination of or withdrawal from any Employee Plan immediately prior to or following the Applicable Closing Date will not subject Purchaser or any Seller to any liability, tax or penalty whatsoever.

                        (g)      The execution or performance of the
transactions contemplated by this Agreement will not create, vest, accelerate or increase any obligations under the Employee Plans, including any obligation to make any payment which would not be deductible as an excess golden parachute payment under Section 280G of the Code.

                        (h) All contributions to or under each Employee Plan and all expenses of each Employee Plan are fully deductible for income tax purposes for the taxable year for which such contributions are made or such expenses are paid. All contributions to or under each Employee Plan have been made when due under the terms of such Employee Plan in accordance with all applicable Laws.

                        (i) Each Employee Plan covering any present or former employee of any of the Sellers which is subject to the continuation health coverage requirements of Section 4980B of the Code or Section 601-608 of ERISA or any applicable state law has been maintained by Sellers in compliance with all such requirements for continuation coverage. Each Employee Plan subject to the portability, access and renewability provisions of Section K, Chapter 100 of the Code and Section 701 et seq. of ERISA is in compliance with such provisions.

                        (j) Neither Sellers nor any fiduciary of an Employee Plan has violated the requirements of Section 404 of ERISA. Neither Sellers nor any fiduciary of an Employee Plan has engaged in a transaction with respect to any Employee Plan that could subject the Sellers or Purchaser to a tax or penalty imposed by either Section 4975 of the Code or Section 502(l) of ERISA or a violation of Section 406 of ERISA.

                        (k) For purposes of this Section 3.20, the term "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with any of the Sellers is treated as a single employer under Section 414(b), (c), (m), (o) or (t) of the Code.

        3.21     Outstanding Leases.  Schedule 3.21 sets forth a list of each
                 ------------------   -------------
agreement by which any of the Sellers leases any parcel of real property used in connection with the Businesses (collectively, the "Leases"). Sellers have delivered or made available to Purchaser true, correct and complete copies of all of the Leases specified on Schedule 3.21. Except as disclosed on
                               -------------
Schedule 3.21, all rents due under the Leases have been paid.  All of the Leases
-------------
are, to the Knowledge of the Sellers and DNB, in full force and effect and enforceable in accordance with their terms. Except as set forth on
Schedule 3.21: Sellers, and to the Knowledge of Sellers and DNB, each other
-------------
party thereto has performed all the obligations required to be performed by it, has received no notice of default and is not in default (with due notice or lapse of time or both) under any of the Leases. Neither Sellers nor DNB has any Knowledge of any breach or anticipated breach by the other party to any of the Leases. No written notice of termination of, or any threat to terminate, any of the Leases has been given or received by the Sellers.

        3.22     No Material Adverse Change.  Except as set forth on
                 --------------------------
Schedule 3.22, since the Balance Sheet Date, there has not been any material
-------------
adverse change in the Business, operations, prospects, assets, results of operations or condition (financial or otherwise) of any of the Sellers, and no event has occurred or circumstance exists that may (with or without the passage of time, the giving of notice or both) result in such a material adverse change.

        3.23     Title; Liens.  Each of the Sellers owns outright and has good
                 ------------
and marketable title and, at the Applicable Closing, each of the Sellers will convey to Purchaser, subject to Section 5.3, good and marketable title to all of such Seller's Assets, in each case free and clear of any Liens other than Permitted Liens.

        3.24     Taxes.  The Sellers have filed all Tax Returns required to be
                 -----
filed by them and have paid all Taxes shown on those Tax Returns to be due. All such Tax Returns were correct and complete in all material respects and accurately reflected the Taxes required to have been paid by the Sellers.

        3.25     Boycotts and Foreign Corrupt Practices.  Neither the Sellers
                 --------------------------------------
nor DNB has (i) participated in or cooperated with an international boycott as that term is used in Section 999 of the Code or failed to make any required report of a request that it do so, or (ii) engaged in any activity which violated the Foreign Corrupt Practices Act of 1977, as amended, or would have violated that Law if any of the Sellers was an issuer subject to the provision of the Law which relate solely to issuers.

        3.26     Lobbying.  Neither the Sellers nor DNB, nor any officer,
                 --------
director, employee, agent or consultant of either of them, has engaged in the solicitation of "municipal securities business" as defined in MSRB Rule G-387 and has not used any consultants as defined in Rule G-38 in connection therewith. The Sellers, DNB and each officer, director, employee, agent or consultant of either of them, engaged on behalf of the Sellers or DNB in the solicitation or lobbying of any Federal, state or local governmental body, agency or fund, is registered in accordance with all applicable laws, rules and regulations. All political contributions made by the Sellers or by DNB (either directly or indirectly through any employee of the Sellers or otherwise) have been made in accordance with all applicable laws. All expenses (including, without limitation, all campaign and political contributions) of the Sellers or DNB incurred in connection with the lobbying or solicitation of any Federal, state or local governmental body, agency or fund on behalf of the Sellers are fully and properly reflected on the Books and Records of the Sellers. Any expenditures made by or on behalf of the Sellers for the benefit of any governmental official including meals and entertainment have been made in accordance with all applicable laws and without an intent to improperly influence such person.

        3.27     Fidelity and ERISA Bonds.  Schedule 3.27 sets forth a list of
                 ------------------------   -------------
all fidelity and ERISA bonds held by or on behalf of the Sellers and brief description thereof, including the insurer, the policy number or covering note number with respect to binders, the amount of any deductible and the policy or bond coverage limits. Also set forth on Schedule 3.27 is a list of any pending
                                         -------------
claims. The Sellers have not received any notice from any of their insurance carriers that any insurance premiums will be materially increased in the future or that any fidelity or ERISA bond coverage listed on Schedule 3.27 will not be
                                                      -------------
available in the future on substantially the same terms as now in effect. None of the bonds disclosed on Schedule 3.27 provides that premiums paid in respect
                          -------------
of periods may be adjusted or recomputed based on claims-paying experience of such bonds or otherwise.

        3.28     Changes in Pricing Policy.  The Sellers' most recent forms ADV
                 -------------------------
or BD, as applicable, true and complete copies of which has been provided to Purchaser and are attached to Schedule 3.28, contain complete and accurate
                              -------------
descriptions of the Sellers' pricing policies and practices and a schedule of the fees charged. Except as set forth on Schedule 3.28, since the date of such
                                          -------------
forms ADV or BD, there has not been any change in respective pricing policies with respect to the provision of services to any Client or prospective Client.

        3.29     Proprietary Information of Third Parties.  No third party has
                 ----------------------------------------
notified Sellers or, to the Knowledge of Sellers or DNB, has reason to claim that any Person employed by or consulting with Sellers ("Related Person") has
                                                         --------------
(i) violated or may be violating any of the terms or conditions of such Related Person's employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or
(iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees.

        3.30     Transactions With Affiliates. Except as set forth on
                 ----------------------------
Schedule 3.30, to the Knowledge of Sellers and DNB, no director, officer or
-------------
shareholder of Sellers or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a beneficial interest greater than 5% or is an officer, director, trustee, partner or holder of any equity interest greater than 5%, is a party to any transaction with any of the Sellers, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from, or otherwise requiring payments or involving other obligations to any such person or firm.

        3.31     Environmental Matters.  Except as set forth on Schedule 3.31:
                 ---------------------                          -------------

                        (a) The operations of the Sellers are in compliance with all applicable Environmental Laws, except where any non-compliance would not reasonably be expected to have a Material Adverse Effect.

                        (b) The Sellers have obtained and are in compliance with all necessary permits or authorizations that are required under Environmental Laws to operate their Businesses and the Assets, except where any non-compliance would not reasonably be expected to have a Material Adverse Effect.

                        (c)      The term "Environmental Laws" means the
                                           ------------------
Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"),
                                                                       ------
42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act
               -- ---
("RCRA"), 42 U.S.C. 6901 et seq., as amended; the Clean Air Act ("CAA"), 42
  ----                   -- ---                                   ---
U.S.C. 7401 et seq., as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251
            -- ---                                     ---
et seq., as amended; and any other applicable federal, state, local or municipal
-- ---
laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment; each as in effect as of the Applicable Closing Date.

        3.32     Notes and Accounts Receivable.  The notes and accounts
                 -----------------------------
receivable and other debts due or recorded in the Books and Records of the Sellers as being due to the Sellers as of the Interim Balance Sheet Date are set forth on Schedule 3.32. The notes and accounts receivable set forth on
         -------------
Schedule 3.32 and those arising between the Interim Balance Sheet Date and the
-------------
Applicable Closing Date represent or will represent, except to the extent paid, valid obligations arising from sales actually made or services actually performed by the Sellers in the ordinary course of business. All of such notes and accounts receivable are or will, except to the extent paid, be current and collectible in full, net of reserves shown on the Interim Balance Sheet, within ninety (90) days after the Applicable Closing Date without resort to litigation and without offset or counterclaim. To Knowledge of the Sellers and DNB, there is and will be no contest, claim, defense or right to setoff by any account debtor relating to the amount or validity of any unpaid note or account receivable listed on Schedule 3.32 or arising between the Interim Balance Sheet
                     -------------
Date and the Applicable Closing Date.

        3.33     Brokers.  All negotiations relative to this Agreement and the
                 -------
transactions contemplated hereby have been carried out by the Sellers and DNB directly with Purchaser without the intervention of any Person on behalf of the Sellers and DNB in such manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment.

        3.34     Securities Laws Matters.  The Sellers and DNB each acknowledge
                 -----------------------
that the LLC Shares to be delivered in connection with this Agreement have not been registered under the Act or any state securities laws, that the LLC
Shares may be appropriately legended to reflect such fact, and that the offering thereof contemplated hereby is to be effected pursuant to an exemption from the registration requirements imposed by such Laws. In that regard, each of the Sellers is acquiring its LLC Shares for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act and such state securities laws. Each of the Sellers and DNB agree not to offer, sell or otherwise dispose of the LLC Shares acquired hereunder except pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an exemption from registration under the Act and such state securities laws. Each of the Sellers and DNB is an "accredited investor" (as defined in Regulation D under the Act), has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the LLC Shares, and is capable of bearing the economic risks of such investment.

                                   ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

        4.1      Organization and Capitalization.  Purchaser is a limited
                 -------------------------------
liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and lawful authority to (a) own, lease and operate its properties and assets as they are now owned, leased and operated and (b) carry on its business as now conducted and presently proposed to be conducted.

        4.2      Validity and Execution of Agreement.  Purchaser has full legal
                 -----------------------------------
right, power and authority to execute and deliver this Agreement and each of the Related Agreements in connection herewith and to perform fully its obligations hereunder and thereunder. This Agreement is and, at or prior to the Applicable Closing each of the Related Agreements will be, duly authorized, executed and delivered by Purchaser and, assuming if applicable the due authorization, execution and delivery of this Agreement and each Related Agreement by the Sellers and DNB, constitutes or will constitute, as the case may be, the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        4.3      No Conflict.  Except as set forth on Schedule 4.3, neither the
                 -----------                          ------------
execution, delivery or performance of this Agreement or of any document to be delivered in accordance with this Agreement nor the consummation of the transactions described in this Agreement or by any Related Agreement will (i) violate, (ii) result in a breach of, constitute a default under, or an event which, with notice or lapse of time, will constitute a default under, (iii) permit any party to terminate or otherwise alter its obligations under, or (iv) subject any assets of the Purchaser to a lien (other than Permitted Liens) under
(A) any agreement, license, permit, authorization or instrument to which the Purchaser is a party or by which it or any of its assets is bound, (B) the organizational documents of the Purchaser, or (C) any Law or Order applicable to the Purchaser or any of its assets except, with respect to clauses (A) and (C) only, for such violations, conflicts, breaches, defaults, terminations, accelerations, or Liens that would not, individually or in the aggregate, have a Material Adverse Effect on the Purchaser. Except as set forth in Schedule 4.3,
                                                                  ------------
neither the execution, delivery or performance of this Agreement or of any agreement to be delivered in accordance with this Agreement by the Purchaser nor the consummation of the transactions described in this Agreement or any Related Agreement will require any consent, approval, waiver or other action by any Person.

        4.4      Legal Proceedings.  Except as set forth on Schedule 4.4, there
                 -----------------                          ------------
are no (i) outstanding Orders by which the Purchaser, its employees, operations, assets, properties or business is bound or (ii) Actions or Proceedings pending or, to the Knowledge of Purchaser, threatened against, Purchaser, its assets, properties or business, which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which, if adversely decided, would have a Material Adverse Effect on Purchaser.

        4.5      Compliance with Laws.  Except as set forth on Schedule 4.5, the
                 --------------------                          ------------
Purchaser is in compliance with all, and not in violation of any, and has not received any claim or notice that it is not in compliance with any, or that it is in violation of, any Law or Order to which the Purchaser or any of its operations, assets or properties or its business is subject which failure would have a Material Adverse Effect on Purchaser.

        4.6      Investment Advisory Matters.
                 ---------------------------

                        (a) The Purchaser is, or before the First Closing will be, duly registered as an investment adviser under the Investment Advisers Act and all other applicable laws. The Purchaser is, or before the Second Closing will be, duly registered as a broker-dealer under the Exchange Act and all other applicable laws.

                        (b) Without limiting the generality of Section 4.6(a), except as set forth on Schedule 4.6, the Purchaser and each of the
                               ------------
Purchaser's officers and employees who is required to be registered as an investment adviser, a broker-dealer, an investment adviser's or broker-dealer's agent or representative, a principal or an associated person of an investment adviser or broker-dealer or in any other similarly designated position, with the SEC, the securities commission of any state or any self-regulatory organization is or by the First Closing will be duly registered as required and each such registration is or will be in full force and effect.

                        (c) The accounts of each Client subject to ERISA have been managed by the Purchaser in compliance with the applicable requirements of ERISA, and consummation of the transactions described herein will not result in a violation of such ERISA requirements.

                        (d) Neither the Purchaser nor, to the Best Knowledge of Purchaser, any "person associated with an investment adviser' (as that term is defined in the Investment Advisers Act) with regard to the Purchaser has, during the period of not less than ten (10) years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or for disqualification as an investment adviser for any investment company pursuant to Section 9 of the Investment Company Act, and to the Best Knowledge of Purchaser, there is no basis for, or proceeding or investigation that is reasonably likely to become a basis for, any such disqualification, denial, suspension or revocation.

                        (e) Neither the Purchaser nor, to the Best Knowledge of Purchaser, any "person associated with broker or dealer" (as that term is defined in the Exchange Act) with regard to the Purchaser has, during the period of not less than five years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of a broker or dealer under the Exchange Act or rules thereunder or for disqualification as broker or dealer for any investment company pursuant to the Investment Company Act, and to the Best Knowledge of Purchaser, there is no basis for, or proceeding or investigation that is reasonably likely to become a basis for, any such disqualification, denial, suspension or revocation.

        4.7      LLC Shares.  When issued as contemplated under Section 2.6, the
                 ----------
LLC Shares required to be issued by Purchaser under such Section 2.6 will be validly issued and fully paid and, except as otherwise provided in the Operating Agreement of Purchaser or the Delaware Limited Liability Company Act, non-assessable.

        4.8      Capitalization of the Purchaser.  The information regarding the
                 -------------------------------
capitalization of the Purchaser set forth on Schedule 4.8 is true, accurate and
                                             ------------
correct in all material respects. The Purchaser is a newly formed entity and has been formed solely for the purpose of consummating the transactions described herein and in the Fiduciary Purchase Agreement. As of the First Closing and Second Closing, the only assets, liabilities and operations of the Purchaser shall consist of nominal initial cash contributions, the assets, liabilities and operations acquired or assumed pursuant to or in connection with this Agreement and the Fiduciary Purchase Agreement, and those acquired or assumed subsequent to the First Closing in the ordinary course of business.

        4.9      Financial Statements.  Attached hereto as Exhibit B is a true
                 --------------------                      ---------
and correct copy of the audited balance sheet of Fiduciary as of December 31, 2003, and the related audited statements of income, changes in stockholders equity and cash flows for the period then ended, including the footnotes thereto. Such financial statements have been prepared in accordance with GAAP and present fairly in all material respects the financial position and results of operations of Fiduciary as at such date and for the period then ended.

        4.10     Boycotts and Foreign Corrupt Practices.  The Purchaser has not
                 --------------------------------------
(i) participated in or cooperated with an international boycott as that term is used in Section 999 of the Code or failed to make any required report of a request that it do so, or (ii) engaged in any activity which violated the Foreign Corrupt Practices Act of 1977, as amended, or would have violated that Law if the Purchaser was an issuer subject to the provision of the Law which relate solely to issuers.

        4.11     Lobbying.  Neither the Purchaser, nor any officer, director,
                 --------
employee, agent or consultant of the Purchaser, has engaged in the solicitation of "municipal securities business" as defined in MSRB Rule G-37 and has not used any consultants as defined in Rule G-38 in connection therewith. The Purchaser and each officer, director, employee, agent or consultant of the Purchaser, engaged on behalf of the Purchaser in the solicitation or lobbying of any Federal, state or local governmental body, agency or fund, is registered in accordance with all applicable laws, rules and regulations. All political contributions made by the Purchaser (either directly or indirectly through any employee of the Purchaser or otherwise) have been made in accordance with all applicable laws. All expenses (including, without limitation, all campaign and political contributions) of the Purchaser incurred in connection with the lobbying or solicitation of any Federal, state or local governmental body, agency or fund on behalf of the Purchaser are fully and properly reflected on the Books and Records of the Purchaser. Any expenditures made by or on behalf of the Purchaser for the benefit of any governmental official including meals and entertainment have been made in accordance with all applicable laws and without an intent to improperly influence such person.

        4.12     Brokers.  All negotiations relative to this Agreement and the
                 -------
transactions described herein have been carried out by Purchaser directly with the Sellers and DNB without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against the Sellers or DNB for a finder's fee, brokerage commission or similar payment.

                                   ARTICLE 5

                              PRE-CLOSING COVENANTS
                              ---------------------

        5.1      Corporate Examinations and Investigations.  Subject to the
                 -----------------------------------------
provisions of Article 9 and Section 10.7, at or prior to the Applicable Closing Date, the parties to this Agreement, through their respective employees and representatives, shall be entitled to make such reasonable investigations after reasonable notice of the assets, properties, business and operations of the Sellers, DNB or the Purchaser, as the case may be, and such examination of the books, records, Tax Returns, financial condition and operations of such Person. Any such investigation and examination shall be conducted at reasonable times, after reasonable notice and under reasonable circumstances. In order that the parties to this Agreement may have a reasonable opportunity to make such a business, accounting and legal review, examination or investigation of the business and affairs of the Sellers, DNB or the Purchaser, as the case may be, the parties to this Agreement shall, subject to the provisions of Article 9 and
Section 10.7, furnish the representatives of the other party during such period with such information and copies of such documents concerning its affairs as such representatives may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully with such representatives in connection with such review and examination and to make full disclosure to the other party of all material facts affecting the financial condition and business operations of such Person. The Sellers shall afford Fiduciary Counsel the same rights as the Purchaser under this Section 5.1.

        5.2      Conduct of Business.  From the date hereof through the
                 -------------------
Applicable Closing Date:

                        (a)      Each of the Sellers shall:

                                (i)      except as described in Sections 5.3 and
5.4, conduct its business in the ordinary course consistent with past practices;

                                (ii)     take all commercially reasonable steps
available to it to, at its expense, maintain its FF&E and other tangible Assets in good repair and condition, except to the extent of reasonable wear and use and insured damage by fire or other unavoidable casualty;

                                (iii)    maintain its Books and Records in the
usual manner, in accordance with GAAP applied on a consistent basis;

                                (iv)     comply in all material respects with
all applicable Laws and Orders, including, but not limited to, the Act, ERISA, Investment Advisers Act and Exchange Act and the rules issued under each;

                                (v)      use its reasonable efforts to preserve
intact its Business and Assets; and

                                (vi)     use its reasonable efforts to maintain
its present Clients and preserve its goodwill.

                        (b) Without the prior written consent of Purchaser, no Seller shall:

                                (i)      sell, dispose of or encumber any of its
Assets;

                                (ii)     engage in any activities with regard to
its Assets or its Business except in the ordinary course of business consistent with past practices; or

                                (iii)    change any pricing policy with respect
to the provision of services to any current Client or prospective Client.

        5.3      Client Consents.  Schedule 5.3 lists each Investment Advisory
                 ---------------   ------------
or Broker-Dealer Contract for which the Client party thereto must affirmatively consent to the transfer or assignment thereof as contemplated by this Agreement. As promptly as practicable after the Purchaser executes and delivers this Agreement, the Sellers and DNB shall cause all Clients of the Sellers (other than those listed on Schedule 2.1(a)) which are party to any Investment Advisory
                     ---------------
or Broker-Dealer Contract to be informed of the transactions described in this Agreement and shall request the written consent of such Clients to the transaction in the form attached hereto as Exhibit C. Any consent obtained in
                                           ---------
compliance with this Section 5.3 shall be considered a "Confirming Consent."
                                                        ------------------
Prior to the Applicable Closing Date, Purchaser shall not contact, in writing or otherwise, any Client or any other Person who acts as an advisor to or "gatekeeper" for any Client without the prior approval of the Sellers (such approval not to be unreasonably withheld).

        5.4      Other Actions.  The parties to the Agreement agree to use
                 -------------
commercially reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to obtain all necessary waivers, consents and approvals, including, but not limited to, effecting all necessary registrations and filings with and submitting all information requested by any Governmental or Regulatory Agency and any other Persons, required to be obtained by them for the consummation of the Applicable Closing and the continuance in full force and effect of the Transferred Clients' Investment Advisory or Broker-Dealer Contracts.

        5.5      Notice of Events.  Each party shall promptly notify the others
                 ----------------
of (a) any event, condition or circumstance occurring from the date hereof through the Applicable Closing Date that would constitute a violation or breach of this Agreement and (b) any event, occurrence, transaction or other item which would have been required to have been disclosed on any Schedule or statement delivered hereunder had such event, occurrence, transaction or item existed on the date hereof, other than items arising in the ordinary course of business or which would not render any representation or warranty of the Sellers or DNB materially misleading. The Sellers and DNB shall promptly notify Purchaser of any known event that occurs or has occurred, and of any known condition or circumstance that exists, in either case that, alone or with the passage of time, could reasonably be expected to materially detract from the value to Purchaser of any Asset.

        5.6      Securities Holdings.  Not more than five (5) nor less than two
                 -------------------
(2) Business Days prior to the Applicable Closing, the Sellers shall deliver to the Purchaser a true, correct and complete list of all securities held by the Sellers or held in any account managed or advised by the Sellers.

        5.7      Fulfillment of Conditions.
                 -------------------------

                        (a) The Sellers and DNB will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                        (b) Purchaser will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of the Sellers and DNB contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

        5.8      Delivery of Schedules.  No later than 5:00 p.m. eastern time on
                 ---------------------
Friday, March 19, 2004, the Sellers and Purchasers shall deliver to each other their respective disclosure Schedules as described in this Agreement. In addition, Sellers and Purchaser shall supplement their Schedules as necessary or appropriate prior to the Applicable Closing. If any of the Sellers, on the one hand, or the Purchaser, on the other hand, fails to deliver its Schedules before the foregoing deadline, then the other party may terminate this Agreement upon written notice to the other party or parties hereto and no party shall have any further obligations or liability hereunder.

                                   ARTICLE 6

                       CONDITIONS PRECEDENT TO THE CLOSING
                       -----------------------------------

        6.1      Conditions Precedent to the Obligations of Purchaser to
                 -------------------------------------------------------
Complete the Closings.  The obligations of Purchaser to enter into and complete
---------------------
the Closings are subject to the fulfillment on or prior to the Applicable Closing Date of the following conditions, any one or more of which may be waived by Purchaser in its sole discretion:

                        (a)      Representations and Warranties.  The
                                 ------------------------------
representations and warranties of the Sellers and DNB contained in this Agreement shall be true, complete and correct in all material respects (as provided in the following sentence) on and as of the Applicable Closing Date with the same force and effect as though made on and as of the Applicable Closing Date (other than representations and warranties expressly made as of an earlier date, which shall have been true and correct as of such earlier date). For purposes of determining the satisfaction of the condition contained in this
Section 6.1(a), no effect shall be given to any exception in such representations and warranties relating to Knowledge, materiality, or a Material Adverse Effect and such representations and warranties shall be deemed to be true and correct in all material respects only if the failure or failures of such representations and warranties to be so true and correct without regard to Knowledge, materiality and Material Adverse Effect exceptions do not represent in the aggregate a Material Adverse Effect with respect to any of the Sellers.

                        (b)      Covenants.  The Sellers and DNB shall have
                                 ---------
performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Applicable Closing Date.

                        (c)      Consents and Approvals.  The Sellers and DNB
                                 ----------------------
shall have made or obtained, as the case may be, all regulatory and contractual notifications and consents required of them.

                        (d)      Investment Advisory or Broker-Dealer Contract
                                 ---------------------------------------------
Consents.  The number of Clients and the Annualized Gross Revenues of Clients
--------
for which Confirming Consents have been obtained by the First Closing Date shall be at least 95% of each of the total number of the Sellers' Clients and Annualized Gross Revenues determined in accordance with Section 2.6(a), respectively.

                        (e)      Orders and Laws.  There shall not be in effect
                                 ---------------
on the Applicable Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions described in this Agreement or any of the Related Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Related Agreements to Purchaser, and there shall not be pending or threatened on the Applicable Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Agency which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser, the Sellers or DNB or the transactions described in this Agreement or any of the Related Agreements of any such Law.

                        (f)      Closing Certificates of the Sellers and DNB.
                                 -------------------------------------------
The Sellers and DNB shall have delivered to Purchaser certificates signed by a duly authorized executive officer of the Sellers and by DNB, dated the Applicable Closing Date, confirming the satisfaction of the conditions set forth in Sections 6.1(a), (b), and (d).

                        (g)      Employment Agreement, Non-Solicitation
                                 --------------------------------------
Agreements.  David N. Bottoms and John Higgins shall each have executed and
----------
delivered to the Purchaser a mutually acceptable employment agreement (the "Employment Agreement"). Each of the persons listed on Schedule 6.1(g) and who
 --------------------                                  ---------------
shall be employed by Purchaser following the Applicable Closing shall have executed and delivered a non-solicitation agreement in a form mutually acceptable to Sellers and Purchaser.

                        (h)      Use of Names.  The Sellers and DNB shall have
                                 ------------
executed and delivered to Purchaser a mutually acceptable assignment, by which
(i) each of the Sellers and DNB assigns to Purchaser all their rights to use the names "Oaktree Asset Management," "Pin Oak Capital" and "Financial Assets" or any names similar to or derived from those names, (ii) each of the Sellers and DNB agrees that Purchaser may use the names "Oaktree Asset Management," "Pin
Oak Capital" and "Financial Assets" and (iii) each of the Sellers and DNB agree not to use the names "Oaktree Asset Management," "Pin Oak Capital" and "Financial Assets" or any name similar to them in connection with investment management, broker-dealer or any other type of financial services (including, but not limited to, advertising and promotional materials) except in their capacities as employees of or consultants to Purchaser. The Sellers and DNB shall have delivered to Purchaser evidence that the Sellers have changed their names to remove the foregoing words.

                        (i)      Operating Agreement.  The Sellers or their
                                 -------------------
Permitted Transferees shall have executed and delivered a counterpart signature page to Purchaser's Operating Agreement and such other documents and instruments as Purchaser may reasonably request to admit the Sellers or their Permitted Transferees as members of Purchaser.

                        (j)      Fiduciary Purchase Agreement.  The Purchaser,
                                 ----------------------------
Fiduciary and Unified shall have executed and delivered the Fiduciary Purchase Agreement in form and substance satisfactory to Purchaser, the Fiduciary Purchase Agreement shall be in full force and effect and not terminated, and the "Closing" (as defined in the Fiduciary Purchase Agreement) shall occur simultaneously with, and shall be effective at the same time as, the First Closing under this Agreement. Each of the conditions to the Purchaser's obligation to close described in Section 6.1 of the Fiduciary Purchase Agreement shall be satisfied or waived by Purchaser as of the First Closing Date.

                        (k)      No Material Adverse Change.  There shall be no
                                 --------------------------
change, loss or diminution in value of the Assets, Business, or Investment Advisory or Broker-Dealer Contracts that has or would have after the Closing a Material Adverse Effect on Purchaser, any Seller or DNB.

                        (l)      No Injunction.  There shall be no Law or Order
                                 -------------
that prohibits or enjoins any of the transactions described in this Agreement or the Fiduciary Purchase Agreement.

                        (m)      No Proceeding.  There shall be no pending or
                                 -------------
threatened Actions or Proceedings against the Purchaser, any Seller, DNB, any party to the Fiduciary Purchase Agreement or any of their Affiliates (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions described in this Agreement or the Fiduciary Purchase Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions described in this Agreement or the Fiduciary Purchase Agreement.

                        (n)      No Prohibition.  Neither the consummation nor
                                 --------------
the performance of any of the transactions described in this Agreement or the Fiduciary Purchase Agreement will, directly or indirectly (with or without notice, lapse of time or both), materially contravene, or conflict with, or result in a material violation of, or cause the Purchaser, Sellers, DNB or any of their Affiliates to suffer any material adverse consequences under: (a) any applicable Law or Order, or (b) any Law or Order that has been published, introduced, or otherwise proposed by or before any Governmental or Regulatory Agency.

                        (o)      Client Lists.  The Sellers shall have delivered
                                 ------------
to Purchaser lists of Sellers' active Clients as of the Closing Date.

                        (p)      Sellers' Schedules.  The Sellers' disclosure
                                 ------------------
Schedules shall be satisfactory in form and substance to Purchaser and no such Schedule shall disclose any event, condition, fact or liability with respect to any of the Sellers that is unacceptable to Purchaser.

        6.2      Conditions Precedent to the Obligations of the Sellers and DNB
                 --------------------------------------------------------------
to Complete the Closings.  The obligations of each of the Sellers and DNB to
------------------------
enter into and compete the Applicable Closing are subject to the fulfillment on or prior to the Applicable Closing Date, of the following conditions, any one or more of which may be waived by the Sellers or DNB in their sole discretion:

                        (a)      Representations and Warranties.  The
                                 ------------------------------
representations, warranties and covenants of Purchaser shall be true, complete and correct in all material respects (as provided in the following sentence) as of the Applicable Closing Date with the same force and effect as though made on and as of the Applicable Closing Date (other than representations and warranties expressly made as of an earlier date, which shall have been true and correct as of such earlier date). For purposes of determining the satisfaction of the condition contained in this Section 6.2(a), no effect shall be given to any exception in such representations and warranties relating to Knowledge, materially or a Material Adverse Effect and such representations and warranties shall be deemed to be true and correct in all material respects only if the failure or failures of such representations and warrants to be so true and correct without regard to Knowledge, materiality and Material Adverse Effect exceptions do not represent in the aggregate a Material Adverse Effect with respect to Purchaser.

                        (b)      Covenants.  The Purchaser shall have performed
                                 ---------
and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Purchaser on or prior to the Applicable Closing Date.

                        (c)      Consents and Approvals.    The Purchaser shall
                                 ----------------------
have made or obtained, as the case may be, all regulatory and contractual notifications and consents required of it.

                        (d)      Investment Advisory or Broker-Dealer Contract
                                 ---------------------------------------------
Consents.  The number of Clients and the Annualized Gross Revenues of Clients
--------
for which Confirming Consents have been obtained by the First Closing Date shall be at least 95% of each of the total number of the Sellers' Clients and Annualized Gross Revenues determined in accordance with Section 2.6(a), respectively.

                        (e)      Orders and Laws.  There shall not be in effect
                                 ---------------
on the Applicable Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Related Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions described in this Agreement or any of the Related Agreements to the Sellers and DNB, and there shall not be pending or threatened on the Applicable Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Agency which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser, the Sellers or DNB or the transactions described in this Agreement or any of the Related Agreements of any such Law.

                        (f)      Operating Agreement.  The Operating Agreement
                                 -------------------
shall have been executed and delivered by the parties thereto.

                        (g)      Closing Certificates of Purchaser.  Purchaser
                                 ---------------------------------
shall have delivered to the Sellers and DNB a certificate signed by a duly authorized executive officer of Purchaser, dated the Applicable Closing Date, confirming the satisfaction of the conditions set forth in Section 6.2(a), (b) and (d), which certificate shall be in form and substance satisfactory to the Sellers and DNB.

                        (h)      Admission as Member.  The Sellers or their
                                 -------------------
Permitted Transferees shall have been admitted as members of Purchaser in accordance with the Purchaser's Operating Agreement, and the LLC Shares shall have been issued to them and reflected on Schedule A thereto, as described in this Agreement.

                        (i)      Employment Agreement.  Purchaser shall have
                                 --------------------
executed and delivered an Employment Agreement to each of David N. Bottoms and John Higgins.

                        (j)      Fiduciary Purchase Agreement.  The Purchaser,
                                 ----------------------------
Fiduciary and Unified shall have executed and delivered the Fiduciary Purchase Agreement in form and substance satisfactory to the Sellers and DNB, the Fiduciary Purchase Agreement shall be in full force and effect and not terminated, and the "Closing" (as defined in the Fiduciary Purchase Agreement) shall occur simultaneously with, and shall be effective at the same time as, the First Closing under this Agreement. Each of the conditions to the Purchaser's obligation to close described in Section 6.1 of the Fiduciary Purchase Agreement shall be satisfied or waived by Purchaser as of the First Closing Date.

                        (k)      No Material Adverse Change.  There shall be no
                                 --------------------------
change, loss or diminution in value of the Assets, Business, or Investment Advisory or Broker-Dealer Contracts that has or would have after the Applicable Closing a Material Adverse Effect on Purchaser, Sellers or DNB.

                        (l)      No Injunction.  There shall be no Law or Order
                                 -------------
that prohibits or enjoins any of the transactions described in this Agreement or the Fiduciary Purchase Agreement.

                        (m)      No Proceeding.  There shall be no pending or
                                 -------------
threatened Actions or Proceedings against the Purchaser, Sellers, DNB, any party to the Fiduciary Purchase Agreement or any of their Affiliates (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions described in this Agreement or the Fiduciary Purchase Agreement, or
(b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions described in this Agreement or the Fiduciary Purchase Agreement.

                        (n)      No Prohibition.  Neither the consummation nor
                                 --------------
the performance of any of the transactions described in this Agreement or the Fiduciary Purchase Agreement will, directly or indirectly (with or without notice, lapse of time or both), materially contravene, or conflict with, or result in a material violation of, or cause the Purchaser, Sellers, DNB or any of their Affiliates to suffer any material adverse consequences under: (a) any applicable Law or Order, or (b) any Law or Order that has been published, introduced, or otherwise proposed by or before any Governmental or Regulatory Agency.

                        (o)      Purchaser's Schedules.   The Purchaser's
                                 ---------------------
disclosure Schedules shall be satisfactory in form and substance to the Sellers and no such Schedule shall disclose any event, condition, fact or liability with respect to the Purchaser that is unacceptable to the Sellers.

                                   ARTICLE 7

                             POST-CLOSING COVENANTS
                             ----------------------

                  The parties covenant to take the following actions after the Applicable Closing Date:

        7.1      Further Information.  Following the Applicable Closing, each
                 -------------------
party will afford to the other party, its counsel and its accountants, during normal business hours, reasonable access to the Books and Records and other data of the Sellers relating to the Assets and Assumed Liabilities with respect to periods prior to the Applicable Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party (a) to facilitate the investigation, litigation and final disposition of any claims which may have been or may be made against any party or it Affiliates and (b) for any other reasonable business purpose.

        7.2 Record Retention. Each party agrees that for a period of not ----------------less than five (5) years following the
Applicable Closing Date, it shall not destroy or otherwise dispose of any of the Books and Records relating to the Assets in its possession with respect to periods prior to the Applicable Closing. Each party shall have the right to destroy all or part of such Books and Records after the fifth anniversary of the Applicable Closing Date or, at an earlier time by giving each other party hereto thirty (30) days prior written notice of such intended disposition and offering to deliver to one or more of the other parties, at such other party's or parties' expense, custody of such Books and Records as such party may intend to destroy if such other parties affirmatively indicate they want such Books and Records.

        7.3      Post-Closing Assistance.  The Sellers, on the one hand, and
                 -----------------------
Purchaser, on the other hand, will provide each other with such assistance as may reasonably be requested in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information that may be reasonably relevant to such return, audits or examination, proceedings or determination. The party requesting assistance shall reimburse the other party for reasonable out-of-pocket expenses (other than salaries or wages of any employees of the parties) incurred in providing such assistance.

        7.4      Post-Closing Consents.  The Sellers and DNB shall (a) keep
                 ---------------------
Purchaser informed of the status of obtaining additional Confirming Consents between the Applicable Closing Date and the Adjustment Date; (b) facilitate Purchaser's communication with Clients regarding such Confirming Consents; and
(c) deliver to Purchaser prior to the Adjustment Date copies of all executed Confirming Consents and Affidavits, if any, received between the Applicable Closing Date and the Adjustment Date and make available for inspection the originals of any such executed consents prior to the Adjustment Date.

        7.5      Employee Matters.
                 ----------------

                        (a)      Offers of Employment.  The parties agree that
                                 --------------------
Purchaser shall offer, as of the Applicable Closing, employment at will to each employee of the Sellers listed on Schedule 6.1(g); provided, however, that
                                  ---------------  --------  -------
nothing herein shall require the continuation of any employment after the Applicable Closing and nothing herein shall cause an employee to be employed other than on an at will basis. The parties do not intend for any such employees to be third party beneficiaries of this Agreement, except as may otherwise be provided in Article 8. The Sellers and DNB shall be responsible for complying with the notice requirements of the Workers Adjustment and Retraining Notification Act with respect to any event or condition on or prior to the Applicable Closing. Notwithstanding any other provision of this Agreement, Purchaser shall not have any responsibilities for any legally mandated continuation of health care coverage with respect to those employees who do not accept employment with Purchaser, or for compliance with any related requirements for employees who do not accept employment with Purchaser or their dependents or beneficiaries who incur a loss of health care coverage due to a qualifying event occurring before or through the Applicable Closing.

                        (b)      Non-Transferred Employees.  Nothing in this
                                 -------------------------
Section 7.5 shall be deemed to impose upon Purchaser any liabilities or responsibilities regarding individuals who do not become employees of Purchaser pursuant to offers of employment made under Section 7.5(a) (including, without limitation, individuals to whom offers are not required to be made under Section 7.5(a)), including, without limitation, liabilities or responsibilities for (i) pension, retirement, profit-sharing, savings, medical, dental, disability income, life insurance or accidental death benefits, whether insured or self-insured, whether funded or unfunded, (ii) workers' compensation (both long term and short term) benefits, whether insured or self-insured, whether or not accruing or based upon exposure to conditions prior to the date of this Agreement or for claims incurred or for disabilities commencing prior to the Applicable Closing Date, or (iii) severance benefits.

                        (c)      Severance Expressly Excluded.  Without limiting
                                 ----------------------------
the generality of any other responsibilities of the Sellers and DNB, the Sellers and DNB shall be (prior to and after the date hereof) solely responsible for any severance pay obligations arising prior to or through the Applicable Closing Date.

                        (d)      Employment Tax Reporting.  Following the
                                 ------------------------
Applicable Closing, Purchaser, Sellers and DNB shall abide by the alternate procedure for employment tax reporting set forth in Section 5 of IRS Revenue Procedure 96-60 with respect to the filing of all applicable Form W-2s, 941s or other related employment tax filings for 2004.

        7.6      Non-Compete.
                 -----------

                        (a)      Covenants Against Competition.  The Sellers and
                                 -----------------------------
DNB acknowledge that Purchaser would not purchase the Assets but for the agreements and covenants of the Sellers and DNB contained in this Section 7.6. Accordingly, the Sellers and DNB covenant and agree that:

                                (i)      The Sellers and DNB shall not in the
United States of America, directly or indirectly, for a period commencing on the Applicable Closing Date and terminating on the date five (5) years following the Applicable Closing Date (the "Restricted Period"): (1) engage in the Businesses
                              -----------------
for the Seller's or DNB's own account; (2) render any services to any Person engaged in the Businesses; or (3) become interested in any such Person (other than Purchaser) as a partner, shareholder, principal, agent, trustee, consultant or in any other similar relationship or capacity; provided, however, that
                                                  --------  -------
notwithstanding the foregoing: (i) DNB and its Affiliates may engage in the Business as a trustee, including as a trustee for the Clients listed on
Schedule 7.6(a); (ii) DNB and its Affiliates may engage in the Business in
---------------
connection with the Bottoms Up Value Fund; and (iii) DNB and its Affiliates may engage in the present business of Fiduciary Administration Services, Inc.; and provided, further, that the Sellers or DNB may own, directly or indirectly,
--------  -------
solely as an investment, securities of any Person directly or indirectly engaged in the Businesses if such securities are traded on any national securities exchange or NASDAQ (or any equivalent non- U.S. securities markets) if the Sellers or DNB (A) is not a controlling Person or, or a member of a group which controls such Person and (B) does not, directly or indirectly, own 5% or more of any class of securities of such Person, and may invest without limit in securities of Persons who are not engaged directly or indirectly in the Businesses.

                                (ii)     During and after the Restricted Period,
the Sellers and DNB shall keep secret and retain in strictest confidence, and shall not use for their own benefit or the benefit of others, all confidential information with respect to the Assets or learned by the Sellers and DNB heretofore or hereafter directly or indirectly from the Purchaser, including, without limitation, information with respect to (A) prospective clients, (B) fees, (C) profit margins and (D) Client lists (collectively, the "Confidential
                                                                  ------------
Company Information"), and shall not disclose such Confidential Company
-------------------
Information to anyone outside of Purchaser and its Affiliates except with Purchaser's express written consent and except for Confidential Company Information which (x) is at the time of receipt or thereafter becomes publicly known through no wrongful act of either of the Sellers or DNB or (y) is received from a third party not under an obligation to keep such information confidential and without breach of this Agreement.

                                (iii)    During the Restricted Period, the
Sellers and DNB shall not, directly or indirectly, knowingly (A) solicit or encourage to leave the employment of Purchaser, any employee of Purchaser or hire any employee who has left the employment of Purchaser after the date of this Agreement within two (2) years of the termination of such employee's employment with Purchaser, (B) solicit any Client of the Purchaser to use the services of any other Person to render advice or services regarding investment or securities transactions, to invest assets in any fund or product not managed by the Purchaser, or to reduce the amount of assets being managed by the Purchaser or the amount of services being provided by the Purchaser.

                        (b)      Rights and Remedies Upon Breach.  If the
                                 -------------------------------
Sellers or DNB breaches, or threatens to commit a breach of, any of the provisions of Section 7.6 (the "Restrictive Covenants"), Purchaser shall have
                                ---------------------
the following rights and remedies (upon compliance with any necessary prerequisites imposed by law upon the availability of such remedies), each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Purchaser under law or in equity:

                                (i)      The right and remedy to have the
Restrictive Covenants specifically enforced (without posting any bond) by any court having equity jurisdiction, including, without limitation, the right to an entry against the Sellers or DNB of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Purchaser and that money damages will not provide adequate remedy to Purchaser.

                                (ii)     Subject to Section 10.10, the right and
remedy to require the Sellers or DNB to account for and pay over to Purchaser all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by such Person as the result of
                --------
any transactions constituting a breach of any of the Restrictive Covenants, and such Person shall account for and pay over such Benefits to Purchaser.

                        (c)      Severability of Covenants.  If any court or
                                 -------------------------
arbitrator determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. In addition, if any court or arbitrator of any one or more of jurisdictions holds the Restrictive Covenants wholly or partially unenforceable, it is the intention of Purchaser and the Sellers and DNB that such determination not bar or in any way affect Purchaser's right to the relief provided above in the courts of or before an arbitrator in any other jurisdiction as to breaches of such Restrictive Covenants in such other jurisdictions.

        7.7      Transfer of Payments Received by the Sellers.  Notwithstanding
                 --------------------------------------------
anything contained in this Agreement that may be construed to the contrary, the Sellers may assign, transfer or distribute any LLC Shares, payments or other consideration it receives or has the right to receive pursuant to this Agreement to any Permitted Transferee, provided that such Permitted Transferee shall
                             --------
become liable for the Sellers' obligations under this Agreement (other than its indemnification obligation pursuant to Section 8.2), and provided, further, that
                                                         --------  -------
no assignment or transfer shall relieve the Sellers of its obligations under this Agreement.

        7.8      Payments Received After Applicable Closing.  If , after the
                 ------------------------------------------
Applicable Closing, any of the Sellers receives any fees, payments or revenues from any Transferred Clients on account of services rendered before or after the Applicable Closing, the Sellers shall promptly (and in any event within ten (10) Business Days) remit such fees, payments or revenues to the Purchaser (less any costs, fees or commissions necessarily payable to other Persons by the Sellers on account thereof).

                                   ARTICLE 8

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
           -----------------------------------------------------------

        8.1      Survival of Representations, Warranties, Covenants and
                 ------------------------------------------------------
Agreements.  Except to the extent otherwise set forth herein, the
----------
representations, warranties, covenants and agreements of the Sellers, DNB and the Purchaser will survive the Applicable Closing (a) for a period of one (1) year with respect to the matters covered by the representations and warranties set forth in Articles 3 and 4, (b) until sixty (60) days after the expiration of the applicable statue of limitations (including all periods of extension, whether automatic or permissive) with respect to the covenants and agreements related to the Excluded Liabilities or (c) with respect to each other covenant or agreement contained in this Agreement, in accordance with its terms; provided
                                                                        --------
however, that subject to Section 8.7, no party shall be precluded from pursuing
-------
a recovery in respect of any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (a) or (b) above if a Claim Notice shall have been given under this Article 8 or Notice of a Dispute shall have been provided to the other party on or prior to such termination date, until the related claim for indemnification or, in the case of the Sellers or DNB, other recovery, has been satisfied or otherwise resolved as provided in this Article 8 and/or Section 10.10.

        8.2      Indemnification of Purchaser.   Subject to the limitations
                 ----------------------------
contained in this Article 8, the Sellers and DNB, jointly and severally, shall indemnify, defend and hold harmless Purchaser and each of its members and Affiliates and their respective directors, officers, partners, employees, agents, successors and assigns from and against any and all losses, liabilities (including punitive or exemplary damages to third parties and fines or penalties and any interest thereon), expenses (including reasonable fees and disbursements of counsel and expenses of investigation and defense), claims, liens or other obligations of any nature whatsoever (hereinafter individually, a "Loss" and
                                                                   ----
collectively, "Losses") which, directly or indirectly, arise out of, result from
               ------
or relate to (a) an inaccuracy in or any breach of any then surviving representation or warranty of the Sellers or DNB contained in this Agreement, or
(b) any Excluded Liability; provided, however, that to the extent any Losses
                            --------  -------
result in a Shortfall Amount under Section 2.9, such Losses, to the extent of such Shortfall Amount, shall not be subject to or covered by this Section 8.2.

        8.3      Indemnification of Sellers and DNB.  Subject to the limitations
                 ----------------------------------
contained in this Article 8, the Purchaser shall indemnify, defend and hold harmless the Sellers, DNB and each of their members and Affiliates and their respective directors, officers, partners, employees, agents, successors and assigns from and against any and all Losses, which, directly or indirectly, arise out of, result from or relate to (a) an inaccuracy in or any breach of any surviving representation or warranty of Purchaser contained in this Agreement, or (b) any Assumed Liability.

        8.4      Method of Asserting Claims.  The party making a claim under
                 --------------------------
this Article 8 is referred to as the "Indemnified Party" and the party against
                                      -----------------
whom such claims are asserted under this Article 8 is referred to as the "Indemnifying Party". All claims by an Indemnified Party under this Article 8
 ------------------
shall be asserted and resolved as follows:

                        (a) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted or sought to be collected from such Indemnified Party by a third party, such Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim or demand, specifying the basis for such claim or demand, and the amount or the estimated amount thereof to the extent determinable (which estimate shall not be conclusive of the final amount of such claim or demand) (such notice is referred to as the "Claim Notice"); provided,
                                                     ------------    --------
however, that any failure to give such Claim Notice will not be deemed a waiver
-------
of any rights of the Indemnified Party except to the extent the rights of the Indemnifying Parties are actually prejudiced by such failure. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel (who shall be reasonably acceptable to the Indemnified Party) to represent the Indemnified Party and shall pay the reasonable fees and disbursements of such counsel with regard thereto; provided, however, that any Indemnified Party is hereby
                --------  -------
authorized prior to the date on which it receives written notice from the Indemnifying Party designating such counsel, to retain counsel, whose fees and expenses shall be at the expense of the Indemnifying Party, to file any motion, answer or other pleading and take such other action which such Indemnified Party shall deem necessary to protect its interests or those of the Indemnifying Party until the date on which the Indemnified Party receives such notice from the Indemnifying Party. After the Indemnifying Party shall retain such counsel, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (x) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (y) the named parties of any proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not, in connection with any proceedings or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one such firm for the Indemnified Party (except to the extent the Indemnified party retained counsel to protect its (or the Indemnifying Party's) rights prior to the selection of counsel by the Indemnifying Party). If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party defends. A claim or demand may not be settled by the Indemnifying Party without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld) unless, as part of such settlement, the Indemnified Party shall receive a full and unconditional release satisfactory to the Indemnified Party.

                        (b) In the event any Indemnified Party shall have a claim against any Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a Claim Notice with respect to such claim to the Indemnifying Party.

                        (c) After delivery of a Claim Notice, so long as any right to indemnification exists pursuant to this Article 8, the affected parties each agreed to retain all Books and Records related to such Claim Notice. In each instance pertaining to a claim by a third party, the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party and its legal counsel with respect to any legal proceedings. Any information or documents made available to any party hereunder and designated as confidential by the party providing such information or documents and which is not otherwise generally available to the public and not already within the knowledge of the party to whom the information is provided (unless otherwise covered by the confidentiality provisions of any other agreement among the parties hereto, or any of them), and except as may be required be required by applicable law, shall not be disclosed to any third Person (except for the representatives of the party being provided with the information, in which event the party being provided with the information shall request its representatives not to disclose any such information which it otherwise required hereunder to be kept confidential).

                        (d) An Indemnified Party shall first seek indemnification from the Sellers pursuant to this Article 8, but shall send DNB copies of all correspondence sent to the Sellers pursuant to Section 8.4. To the extent that the Sellers do not fulfill their indemnification obligation for any reason with thirty (30) days of its receipt of Purchaser's demand for payment (or, if such demand is contested pursuant to Section 10.10 of this Agreement, within fifteen (15) days of the resolution of such contest), the Purchaser may seek indemnification from DNB, subject to the limitations set forth in Section 8.5.

        8.5      Limitations on Indemnification.  Notwithstanding anything to
                 ------------------------------
the contrary contained in this Agreement, neither the Sellers nor DNB shall have any liability or be subject to any claim under Section 8.2: (a) unless and until the amount of any Losses subject to Section 8.2 exceeds $25,000 in the aggregate, and then only to the extent of such excess, (b) in an amount that exceeds the Purchase Price (as adjusted pursuant to Section 2.9) in the aggregate, minus any amount previously paid by the Sellers or DNB pursuant to this Article 8, or (c) if the Losses or claim arise out of an inaccuracy in or breach of any representation or warranty of the Sellers or DNB and the Claim Notice was not delivered within one (1) year after the Closing Date.

        8.6      Set-Off Rights.  If amounts become payable by the Sellers or
                 --------------
DNB to Purchaser pursuant to Section 8.2, the Purchaser, Sellers or DNB may elect, in lieu of paying or accepting cash, to deliver to Purchaser LLC Shares (valued at $1,000 per LLC Share if the time of delivery is on or prior to December 31, 2004 and at Fair Value if thereafter) having a value equal to the amount payable to the Purchaser. Any election by the Purchaser, Sellers or DNB to exercise their rights under this Section 8.6 shall be made by written notice given to the other within ten (10) days after any demand for payment by Purchaser has been made pursuant to Section 8.2 following resolution of such claim, if contested. Payment shall be due within five (5) Business Days thereafter. Failure to give such notice or make such payment shall be deemed an irrevocable election not to exercise the rights granted to the Purchaser, Sellers and DNB pursuant to this Section 8.6. For purposes of this Section 8.6, "Fair Value" means the fair value per LLC Share as mutually agreed by the
 ----------
Purchaser and the Sellers within ten (10) Business Days of the date the Purchaser or Sellers notify the other in writing that they will pay any amounts under this Article 8 with LLC Shares. If the Purchaser and Sellers cannot agree on the fair value within such period, then the Purchaser and Sellers shall mutually select an appraiser who shall appraise the fair value per LLC Share using the same principles used to determine the Purchase Price and taking into account, if appropriate, the Losses giving rise to the claim under this Article
8. The fees of the appraiser shall be paid one-half (1/2) each by the Purchaser and the Sellers.

        8.7      Sole Remedy.  The indemnification in Section 8.2 hereof shall
                 -----------
be the sole and exclusive remedy of the Purchaser for any Loss arising out of the failure of any representation or warranty contained in Article 3 not being true or arising in respect of an Excluded Liability.

                                   ARTICLE 9

                            TERMINATION OF AGREEMENT
                            ------------------------

        9.1      Termination.  This Agreement may be terminated at any time
                 -----------
prior to the First Closing as follows:

                        (a) by Purchaser, on the one hand, or by the Sellers and DNB, on the other hand, by written notice to the other parties hereto, in the event that the First Closing shall not have occurred on or prior to the close of business on June 30, 2004 (unless the failure of the First Closing to occur has been caused by a breach of this Agreement by the party seeking such termination);

                        (b) at any time on or prior to the First Closing Date, by mutual written agreement of Purchaser, the Sellers and DNB;

                        (c) at any time before the First Closing, by Purchaser, on the one hand, or the Sellers and DNB, on the other hand, in the event (i) of a material breach hereof by the non-terminating party if such non-terminating party fails to cure such breach within ten (10) Business Days following notification thereof by the terminating party or (ii) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party's obligations to close under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; and

                        (d) by the Purchaser, on the one hand, or the Sellers and DNB, on the other hand, if Purchaser fails to obtain any required Governmental or Regulatory Agency Order, registration or approval to conduct investment advisory business.

        9.2      Survival.  In the event this Agreement is terminated pursuant
                 --------
to Section 9.1: (a) this Agreement shall become null and void and of no further force and effect, except for the provisions of Section 10.2 as to expenses and of Section 10.7 relating to the obligation to keep confidential certain information and this Section 9.2 and (b) there shall be no liability on the part of the Sellers, DNB or Purchaser, their Affiliates or their respective members, partners, officers, directors, employees or agents; provided, however, that if
                                                    --------  -------
such termination shall result from the willful or bad faith breach by a party of the provisions contained in this Agreement, such party shall be fully liable for any and all damages, costs and expenses sustained or incurred as a result of such breach by the other parties hereto; provided further, that such damages
                                         -------- -------
shall not include punitive or exemplary damages or foregone profits, damages arising from alleged diminution of the value of a Person's business (including losses calculated on multiples of earnings or book value) or any other consequential damages.

                                   ARTICLE 10

                                  MISCELLANEOUS
                                  -------------

        10.1     Effect of Disclosure on Schedules.  Any item disclosed on any
                 ---------------------------------
Schedule to this Agreement shall only be deemed to be disclosed in connection with (a) the specific representation and warranty to which such Schedule is expressly referenced, (b) any specific representation and warranty which expressly cross-references such Schedule, and (c) any specific representation and warranty to which any other Schedule to this Agreement expressly cross-references such Schedule. Nothing in a Schedule shall be deemed adequate disclosure of an exception to a representation or warranty herein unless the
Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representative or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

        10.2     Expenses.  Each of the parties hereto shall pay its own
                 --------
expenses (including, without limitation, attorney's and accountants' fees and out-of-pocket expenses) incident to this Agreement and the transactions contemplated hereby.

        10.3     Further Assurances.  At any time and from time to time after
                 ------------------
the Closing Date at the request of Purchaser, and without further consideration, the Sellers and DNB will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as Purchaser may reasonably deem necessary or desirable in order to transfer, convey and assign more effectively to Purchaser the Assets, to put Purchaser in actual possession and operating control of the Assets and to provide reasonable assistance to Purchaser in exercising all rights with respect thereto.

        10.4 Notices. All notices, requests, demands and other -------communications required or permitted to be given hereunder shall be in writing and shall be given personally or sent by prepaid express courier or certified, registered or express mail, postage prepaid. Any such notice shall be deemed to have been given (a) when received, if delivered in person or sent by prepaid air courier or express mail or (b) three (3) Business Days following the mailing thereof, if mailed by certified or registered mail, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this
Section 10.4):

         If to the Sellers:

                  c/o David N. Bottoms
                  Oaktree Asset Management, Inc.
                  30 Wall Street, Suite 1203
                  New York, New York 10005


         With a copy, which shall not constitute notice, to:

                  Marc G. Rosenberg, Esq.
                  McLaughlin & Stern, LLP
                  260 Madison Avenue
                  18th Floor
                  New York, New York 10016

         If to DNB:

                  c/o David N. Bottoms
                  Oaktree Asset Management, Inc.
                  30 Wall Street, Suite 1203
                  New York, New York 10005

         With a copy, which shall not constitute notice, to:

                  Marc G. Rosenberg, Esq.
                  McLaughlin & Stern, LLP
                  260 Madison Avenue
                  18th Floor
                  New York, New York 10016


         If to the Purchaser:

                  DNB Acquisition Corp.
                  30 Wall Street, Suite 1203
                  New York, New York 10005
                  Attention:  David Bottoms

                  Fiduciary Counsel, Inc.
                  36 West 44th, Suite 1310
                  New York, New York 10036
                  Attn:  Jack Orben

                  Unified Financial Services, Inc.
                  2353 Alexandria Drive
                  Lexington, Kentucky 40504
                  Attn:  John S. Penn

        10.5     Publicity.  No publicity release or announcement concerning
                 ---------
this Agreement or the transactions described herein shall be made without advance approval thereof by Purchaser and the Sellers.

        10.6     Entire Agreement.  This Agreement (including the Exhibits and
                 ----------------
Schedules), the Related Agreements, and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

        10.7     Confidentiality.  Each party hereto will hold, and will use its
                 ---------------
best efforts to cause its Affiliates, and their respective representatives to hold, in strict confidence from any Person (other than any such Affiliate or representative), unless (a) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Agencies) or by other requirements of Law or (b) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (i) previously known by the party receiving such documents or information, (ii) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (iii) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Applicable
                                        --------
Closing the foregoing restrictions will not apply to Purchaser's use of documents and information concerning the Businesses furnished by the Sellers and DNB hereunder. In the event the First Closing is not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates and their respective representatives to, promptly redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its representatives.

        10.8     Waivers and Amendments.  This Agreement may be amended,
                 ----------------------
superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. The rights and remedies of any parties based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties as to which there is no inaccuracy or breach).

        10.9     Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of New York.

        10.10    Dispute Resolution.
                 ------------------

                        (a) The parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, except for actions to seek temporary restraining orders or injunctions related to the purposes of this Agreement, or suit to compel compliance with the dispute resolution provision, the parties agree to use the following alternative dispute procedure as their sole remedy with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

                        (b) At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The parties intend that these negotiations be conducted by non-lawyer, business representatives. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives.

                        (c) Upon agreement between the parties, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for the purposes of these negotiations shall be treated as confidential information developed for the purposes of settlement, exempt from discovery and production, which shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of both parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may if otherwise admissible, be admitted in the evidence in the arbitration or lawsuit.

                        (d) If the negotiations do not resolve the dispute within sixty (60) days after the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the CPR Institute Rules for Non-Administered Arbitration. A party may demand such arbitration in accordance with procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this Section. Each party may submit in writing to a party, and that party shall respond, to a maximum of any combination of thirty-five (35) (none of which may have subparagraphs) of the following: interrogatories, demands to produce documents, and requests for admission. Each party is also entitled to take the oral deposition of two individuals of the other party. Additional discovery may be permitted upon mutual agreement of the parties.

                        (e) The parties shall contract with the arbitrator to commence the arbitration hearing within sixty (60) days of the demand for arbitration. The arbitration shall be held in New York, New York (or other mutually acceptable site). The arbitrator shall control the scheduling so as to process the matter expeditiously. The parties may submit written briefs. The parties may require the arbitrator to rule on the dispute by issuing a written opinion within thirty (30) days after the close of the hearings. The times specified in this Section may be extended upon showing of a good cause.
Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                        (f) Each party shall bear its own cost of these procedures. The parties shall equally split the fees of the mediation. If arbitrated, the arbitrator shall be given the authority to award fees and costs to the prevailing party.

        10.11    Binding Effect; No Assignment.  This Agreement shall be binding
                 -----------------------------
upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto except by operation of law and any other purported assignment shall be null and void.

        10.12    Variations in Pronouns.  All pronouns and any variations
                 ----------------------
thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

        10.13    Counterparts.  This Agreement may be executed by the parties
                 ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all the parties hereto.

        10.14    Exhibits and Schedules.  The Exhibit and Schedules are
                 ----------------------
incorporated into and a part of this Agreement as if fully set forth herein.

        10.15    Headings.  The headings in this Agreement are for reference
                 --------
only, and shall not affect the interpretation of this Agreement.

        10.16    Invalid Provisions.  If any provision of this Agreement is held
                 ------------------
to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                              S I G N A T U R E S :
                              ---------------------

         The parties have executed this Agreement as of the date set forth in the caption.



                                                  OAKTREE ASSET MANAGEMENT, LLC


                                                  By:  /s/John S. Penn
                                                    ----------------------------
                                                     Name: John S. Penn
                                                         -----------------------
                                                     Title:  Manager
                                                         -----------------------



                                                  OAKTREE ASSET MANAGEMENT, INC.


                                                  By:  /s/David N. Bottoms
                                                    ----------------------------
                                                     Name: David N. Bottoms
                                                         -----------------------
                                                     Title: President
                                                         -----------------------


                                                  PIN OAK CAPITAL, INC.


                                                  By: /s/David N. Bottoms
                                                    ----------------------------
                                                     Name: David N. Bottoms
                                                         -----------------------
                                                     Title: President
                                                         -----------------------


                                                  FINANCIAL ASSETS CORP.


                                                  By:   /s/David N. Bottoms
                                                    ----------------------------
                                                    Name: David N. Bottoms
                                                        ------------------------
                                                    Title: President
                                                        ------------------------


                                                  DNB ACQUISITION CORP.


                                                  By:  /s/David N. Bottoms
                                                    ----------------------------
                                                    Name: David N. Bottoms
                                                        ------------------------
                                                    Title: President
                                                        ------------------------

================================================================================



                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                          OAKTREE ASSET MANAGEMENT, LLC

                              DATED EFFECTIVE AS OF

                                  MARCH 2, 2004










 THE INTERESTS DESCRIBED AND REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, REGULATIONS AND RULES (COLLECTIVELY, "SECURITIES LAWS") AND MAY BE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER THE SECURITIES LAWS. TO THE EXTENT THAT THE INTERESTS CONSTITUTE SECURITIES, THEY MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER THE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


================================================================================

                            LIMITED LIABILITY COMPANY
                                  AGREEMENT OF
                          OAKTREE ASSET MANAGEMENT, LLC

         THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") is made and entered into effective as of March 2, 2004 by and among OAKTREE ASSET MANAGEMENT, LLC, a Delaware limited liability company (the "Company"), FIDUCIARY COUNSEL, INC., a Delaware corporation ("Fiduciary"), OAKTREE ASSET MANAGEMENT, INC., a Florida corporation ("Oaktree"), PIN OAK CAPITAL, INC., a Missouri corporation ("Pin Oak"), FINANCIAL ASSETS CORP., a New York corporation ("Financial"), and any Additional or Substitute Unitholders admitted to this Company from time to time.

                                   ARTICLE 1
                                   ---------

                        FORMATION; PURPOSES; DEFINITIONS
                        --------------------------------

        1.1      Formation of Company.  Carol Record acted as organizer to form
                 --------------------
a limited liability company under the laws of the State of Delaware by filing a Certificate of Formation (the "Certificate of Formation") for Oaktree Asset Management, LLC pursuant to the Delaware Limited Liability Company Act. This Agreement is subject to, and governed by, the Delaware Limited Liability Company Act and the Certificate of Formation. In the event of a direct conflict between the provisions of this Agreement and the mandatory provisions of the Act or the provisions of the Certificate of Formation, such provisions of the Act or the Certificate of Formation shall be controlling.

        1.2      Purposes.  The purposes of the Company shall be to (i) engage
                 --------
in the business of providing investment management and advisory services and securities broker-deal services, (ii) carry on any lawful business, purpose or activity permitted by the Act, and (iii) do all things necessary or convenient to transact its businesses, purposes or activities.

        1.3      Defined Terms.  The terms used in this Agreement with their
                 -------------
initial letters capitalized shall, unless the context otherwise requires or unless otherwise expressly provided herein, have the meanings specified in this
Section 1.3 or elsewhere in this Agreement. When used in this Agreement, the following terms shall have the meanings set forth below:

                (a) "Act" means the Delaware Limited Liability Company Act, Title 6 Delaware Code, Section 18-101 et seq., as it may be amended from time to
                                      ------
time.

                (b) "Additional Unitholder" means any Person admitted as a Unitholder pursuant to Section 3.3 of this Agreement.

                (c) "Affiliate" means (i) in the case of a natural person, the spouse, lineal ancestor or descendant (by birth or adoption), spouse of a lineal ancestor or descendant, sibling, spouse of a sibling, or lineal descendant of a sibling, of that natural person, or a trust or other entity formed by the natural person for his or her benefit or the benefit of his or her spouse or lineal descendants (by birth or adoption) and in which day-to-day voting control is directly or indirectly held by the natural person, and (ii) in the case of a Person other than a natural person (A) any Person directly or indirectly controlling, controlled by, or under common control with such Person,
(B) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (C) any officer, director, or general partner of such Person, or (D) any Person who is an officer, director, general partner, trustee or holder of ten percent (10%) or more of the voting interests of any Person described in clauses (A) through (C) of this sentence. For purposes of this definition, the term "controls," "is controlled by," or "is under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                (d) "Agreement" means this Limited Liability Company Agreement, as originally executed and as amended from time to time.

                (e) "Available Cash" of the Company means all cash funds of the Company on hand from time to time (other than cash funds obtained as Capital Contributions by the Unitholders and cash funds obtained as loans to the Company) after (i) payment of all operating expenses of the Company as of such time, (ii) provision for payment of all outstanding and unpaid current obligations of the Company as of such time, and (iii) provision for reasonable reserves in accordance with this Agreement.

                (f) "Capital Account" means the individual accounts established and maintained pursuant to Section 3.4 of this Agreement.

                (g) "Capital Contribution" means the total value of cash and agreed fair market value of property contributed and agreed to be contributed to the Company by each Unitholder, as shown in Exhibit A, as the
                                                           ---------
same may be amended from time to time. Any reference in this Agreement to the Capital Contribution of a then Unitholder shall include a Capital Contribution previously made by any prior Unitholder for the Interest of such then Unitholder, reduced by any distribution to such Unitholder in return of its Capital Contribution.

                (h) "Code" means the Internal Revenue Code of 1986, as amended. All references herein to sections of the Code shall include any corresponding provision or provisions of succeeding law.

                (i) "Company" means Oaktree Asset Management, LLC, a Delaware limited liability company.

                (j) "DNB Purchase Agreement" means the Asset Purchase and Contribution Agreement dated March 2, 2004 among the Company, Oaktree, Pin Oak, Financial and DNB Acquisition Corp.

                (k) "Fiduciary Purchase Agreement" means the Asset Purchase and Contribution Agreement dated March 2, 2004 among the Company, Fiduciary and Unified Financial Services, Inc.

                (l) "Interest" means the entire limited liability company interest (as such term is defined in the Act) of a Unitholder in the Company at any particular time, including but not limited to the Unitholder's rights in its Capital Account, to allocations of net profits, net losses and capital gains, to distributions of Available Cash and net assets, to participate in the management and affairs of the Company, to vote on, consent to or otherwise participate in any decision or action of the Unitholders, and any other benefits to which a Unitholder may be entitled under this Agreement or the Act.

                (m) "Manager" or "Managers" means the Company's managing directors designated in this Agreement or elected by the Members from time to time under Section 4.1. The managing directors shall be the Company's "managers" within the meaning of the Act.

                (n) "Person" means any natural person, association, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, joint stock association, joint venture, firm, trust, business trust, cooperative or other entity, domestic or foreign.

                (o) "Substitute Unitholder" means any Person who is admitted as a Unitholder of the Company pursuant to Section 10.8 of this Agreement.

                (p) "Unitholders" means the Unitholders of the Company from time to time, including the initial Unitholders and any Additional or Substitute Unitholders that may be admitted to the Company in accordance with the terms of this Agreement. The Unitholders shall be the Company's "members" within the meaning of the Act.

                (q) "Units of Participation" or "Units" shall mean the units of Interest in the Company described in Article 3. Distributions made in proportion to or in accordance with the Units of Participation shall be based upon relative Units of Participation as of the record date for distributions and in accordance with IRC 706(c) and (d).

                                   ARTICLE 2
                                   ---------

                      MANAGEMENT AND CONTROL OF THE COMPANY
                      -------------------------------------

        2.1      Management Vested in the Managers.  Except for cases in which
                 ---------------------------------
the vote, consent or approval of the Unitholders is expressly required by this Agreement or nonwaivable provisions of the Act and subject to Section 4.1 (d), management of the Company shall be exclusively vested in the Manager or Managers, who shall have the authority to direct, manage and control the business and affairs of the Company in accordance with the terms of this Agreement and the Act.

        2.2      Major Decisions. Notwithstanding anything contained in this
                 ---------------
Agreement which may be construed to the contrary, the vote, consent or approval of Unitholders holding at least a majority of the then outstanding Units entitled to vote shall be required to take any of the following actions: (i) to authorize a merger, consolidation or reorganization involving the Company, whether or not the Company is the surviving entity, (ii) to authorize the sale of all or substantially all of the assets of the Company, (iii) to authorize or approve a change in the amount or character of the Unitholder's Capital Contributions, (iv) to authorize any Manager or Unitholder to do any act on behalf of the Company that contravenes this Agreement, (v) to amend the Company's Certificate of Formation or this Agreement, if the amendment would:
(1) change the management of the Company from the Managers to Unitholders or from Unitholders to Managers; (2) increase or decrease the aggregate number of authorized Units; (3) effect an exchange or reclassification of all or part of the Units; (4) change the designation, rights, preferences, or limitations of all or part of the Units; (5) change all or part of the Units into a different number of units or other ownership interests of the same class; (6) create a new class of units having rights or preferences with respect to distribution or to dissolution that are prior, superior, or substantially equal to the Units; (7) increase the rights, preferences, or number of authorized units of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the Units; (8) create any preemptive rights for the benefit of Unitholder; (9) cancel or otherwise affect rights to distributions or dividends that have accumulated but not yet been declared on all or part of the Units; (10) change the manner of electing Managers described in Section 4.1(b);
(11) change the provisions of Section 4.1(d) in any way; or (12) limit or deny the appraisal rights of the Unitholders described in Section 3.23.


                                   ARTICLE 3
                                   ---------

                       UNITHOLDERS AND OWNERSHIP OF UNITS
                       ----------------------------------

        3.1      Authorization.  The Company is authorized to issue Ten Thousand
                 -------------
(10,000) Units of Participation, all of which shall be of a single class and shall have the voting and other rights, powers, privileges and authority described in this Agreement or given to members of a manager-managed limited liability company under mandatory provisions of the Act or permissive provisions of the Act not overridden by this Agreement.

        3.2      Names, Addresses and Capital Contributions of Unitholders.  The
                 ---------------------------------------------------------
Unitholders, their respective addresses, their initial Capital Contributions to the Company, and their respective Units of Participation in the Company are set forth on Exhibit A attached hereto. Exhibit A shall be updated and amended from
         ---------                   ---------
time to time by the Company's President or Secretary as Additional or Substitute Unitholders are admitted to the Company or other information thereon changes.

        3.3      Issuance of Additional Units of Participation and Admission of
                 --------------------------------------------------------------
Additional Unitholders.
----------------------

                (a) Subject to any vote of the Unitholders required by this Agreement, the Managers shall have the discretion to issue Units of Participation, so long as the Company receives adequate consideration in the form of cash, other property or services for such Units or such other consideration as may be permitted by the Act. Subject to any vote of the existing Unitholders required by this Agreement, the Managers may issue Units with economic or voting preferences. If preferred Units are issued, then the President will provide each Unitholder with a description of the Company's capitalization after such issuance, including the relative rights and preferences of each class of the Company's Units. The provisions of this Agreement addressing distributions and allocations are subject to modification through the issuance of preferred Units. In connection with the issuance of additional Units of Participation, Managers will have the right to admit additional Persons as Unitholders. A prerequisite to admission to ownership of Units in this Company shall be the written agreement by the additional Unitholder to be bound by the terms of this Agreement. Additional Unitholders shall be allocated gain, loss, income or expense by such method as may be specified in this Agreement, and if no method is specified herein, then as may be permitted by Section 706(d) of the Code.

                (b) Unitholders shall not have any preemptive rights to acquire any additional Units or Interests of any class or series that may be issued or become subject to issuance from time to time or to make any additional Capital Contributions, except as expressly provided by the Managers in connection with the issuance of such additional Units or Interests or the making of additional Capital Contributions.

        3.4      Capital Accounts.
                 ----------------

                (a) An individual capital account (the "Capital Account") shall be established and maintained on behalf of each Unitholder, including any Additional or Substitute Unitholder who shall hereafter receive an Interest in the Company. The Capital Account of each Unitholder shall consist of (i) the amount of cash such Unitholder has contributed to the Company, plus (ii) the agreed fair market value of any property or services such Unitholder has contributed or agreed to contribute to the Company, net of any liabilities assumed by the Company or to which such property is subject, plus (iii) the amount of profits or income (including tax-exempt income) allocated to such Unitholder, less (iv) the amount of losses and deductions allocated to such Unitholder, less (v) the amount of all cash distributed to such Unitholder, less
(vi) the fair market value of any property distributed to such Unitholder, net of any liability assumed by such Unitholder or to which such property is subject, less (vii) such Unitholder's share of any other expenditures which are not deductible by the Company for federal income tax purposes or which are not allowable as additions to the basis of Company property, and (viii) subject to such other adjustments as may be required under the Code. The Capital Account of a Unitholder shall not be affected by any adjustments to basis made pursuant to Section 743 of the Code but shall be adjusted with respect to adjustments to basis made pursuant to Section 734 of the Code. The manner in which the Capital Accounts are to be maintained pursuant to this Section is intended to comply with Code Section 704(b) and the Treasury Regulations promulgated thereunder.

                (b) No Unitholder shall have the right to withdraw such Unitholder's Capital Contribution or to demand and receive property of the Company or any distribution in return for his Capital Contribution, except as may be specifically provided in this Agreement or required by law or as may be approved by action of the Managers. No Unitholder shall receive out of Company property any part of such Unitholder's Capital Contribution until (i) all liabilities of the Company, except liabilities to Unitholders on account of their Capital Accounts, have been paid or there remains property of the Company sufficient to pay such liabilities, and (ii) the approval by action of the Managers is obtained, unless the return of the Capital Contribution may be otherwise rightfully demanded under this Agreement or the Act.

                (c) No Unitholder shall have any liability or obligation to restore a negative or deficit balance in such Unitholder's Capital Account.

        3.5      Additional Contributions.  Unitholders may make any additional
                 ------------------------
Capital Contributions as described in the Fiduciary Purchase Agreement and Financial Purchase Agreement. No Unitholder will be required to make an additional Capital Contributions without such Unitholder's consent.

        3.6      Unitholder Loans or Services.  Loans or services by any
                 ----------------------------
Unitholder to the Company shall not be considered Capital Contributions to the Company.

        3.7      Certificates for Unitholder Interests.  The Unitholders'
                 -------------------------------------
Interests in the Company may be represented by "Unit Certificates." The exact contents of Unit Certificates shall be determined by the Managers.

        3.8      Annual Meeting.  The Company shall hold an annual meeting of
                 --------------
Unitholders on the first Monday in May of each year, beginning with the year 2005, at the hour of 10:00 a.m., local time, or on such other date and at such other time as may be designated from time to time by the Managers. If the day fixed for the annual meeting is a legal holiday, the meeting shall be held on the next business day. At the annual meeting, the Unitholders shall elect Managers and transact such other business as may properly come before the meeting. If the election of Managers is not held on the day designated for an annual meeting, or at any adjournment thereof, the Managers shall cause the election to be held at a special meeting of the Unitholders or by written consent of Unitholders as soon thereafter as may be convenient. The failure to hold an annual meeting at the time stated in or fixed in accordance with this Agreement shall not affect the validity of any Company action.

        3.9      Special Meetings.  Special meetings of the Unitholders may be
                 ----------------
called by the President or the Managers for any purpose or purposes, and shall be called by the President at the written request of the holders of at least 25% of all the votes entitled to be cast on any issue proposed to be considered at the special meeting.

        3.10     Place of Meeting.  The Managers may designate any place, either
                 ----------------
within or without the State of New York, as the place of meeting for any annual meeting. The Managers or President may designate any place, either within or without the State of New York, as the place of meeting for any special meeting called by them. A waiver of notice signed by all Unitholders entitled to vote at a meeting may designate any place, either within or without the State of New York, as the place for the holding of such meeting. If no designation is made, or if a special meeting is held by Unitholder demand, the place of meeting shall be the principal office of the Company.

        3.11     Notice of Meeting.  The Company shall notify Unitholders of the
                 -----------------
date, time, and place of each annual and special Unitholders' meeting no fewer than 10 nor more than 60 days before the meeting date; provided, however, that
                                                       --------  -------
unless otherwise required by law or the Certificate of Formation, the Company shall not be required to give notice to Unitholders not entitled to vote at the meeting.

                (a) Notice of a special meeting shall state the purpose or purposes for which the meeting is called. Unless otherwise required by law or the Certificate of Formation, notice of an annual meeting shall not be required to state the purpose or purposes of the meeting.

                (b) Notice of annual and special meetings shall be in writing unless oral notice is reasonable under the circumstances. Notice may be communicated in person, by telephone, telegraph, teletype, other form of wire or wireless communication, United States mail, private carrier, or any other means permitted by law.

        3.12     Waiver of Notice.
                 ----------------

                (a) A Unitholder may waive any notice required by law, the Certificate of Formation, or this Agreement before or after the time stated in the notice by delivering a signed waiver to the Secretary of the Company.

                (b) A Unitholder's attendance at a meeting shall waive: (i) objection to lack of notice or defective notice of the meeting, unless the Unitholder at the beginning of the meeting objects to holding the meeting or transacting business at it; and (ii) objection to consideration of a matter at the meeting that is not within the purpose or purposes stated in the notice of the meeting, unless the Unitholder objects to considering the matter when it is presented.

        3.13     Fixing of Record Date.
                 ---------------------

                 For the purpose of determining Unitholders of any voting group entitled to notice of or to vote at any meeting of Unitholders, or Unitholders entitled to receive payment of any distribution or dividend, or in order to make a determination of Unitholders for any other proper purpose, the Managers may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the date on which the particular action requiring such determination of Unitholders is to be taken. If no record date is so fixed by the board for the determination of Unitholders entitled to notice of, or to vote at a meeting of Unitholders, or Unitholders entitled to receive a Unit dividend or distribution, the record date for determination of such Unitholders shall be at the close of business on:

                (a) With respect to an annual Unitholder meeting or any special Unitholder meeting called by the Managers or any person specifically authorized by the Managers or this Agreement to call a meeting, the day before the first notice is delivered to Unitholders;

                (b) With respect to a special Unitholder's meeting demanded by the Unitholders, the date the first Unitholder signs the demand;

                (c) With respect to the payment of a Unit dividend, the date the Managers authorize the Unit dividend;

                (d) With respect to actions taken in writing without a meeting (pursuant to Section 3.19), the date the first Unitholder signs a consent;

                (e) And with respect to a distribution to Unitholders (other than one involving a repurchase or reacquisition of Units), the date the Managers authorizes the distribution.

         When a determination of Unitholders entitled to vote at any meeting of Unitholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Managers fix a new record date which they must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

        3.14     Unitholders' List for Meeting.
                 -----------------------------

                (a) After fixing a record date for a meeting, the Company's officers or agents having charge of its Unitholder records shall prepare a list of the names of all Unitholders who are entitled to notice of the meeting. The list shall be arranged by voting group and show the address of and number of Units held by each Unitholder.

                (b) The Unitholders' list shall be available for inspection by any Unitholder beginning at least five business days before the meeting and continuing through the meeting. The list may be inspected during the period available at the Company's principal office or at any place in the city where the meeting will be held and identified for such purpose in the notice of the meting. The list may also be inspected during the meeting and any adjournment of it.

        3.15     Quorum.
                 ------

                (a) Unitholders may take action on a matter (other than adjournment) at a meeting only if a quorum of Units entitled to vote on the matter exists. A majority of the Units entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Unitholders.

                (b) Once a Unit is represented for any purpose at a meeting, it shall be deemed present for quorum purposes for the remainder of the meeting and any adjournment of it, unless a new record date is or must be set for the adjourned meeting.

                (c) If a quorum does not exist at a meeting, a majority of the Units present and entitled to vote may adjourn the meeting up to 120 days without further notice other than announcement at the meeting of the date, time and place of the adjourned meeting. If a quorum exists at such an adjournment, any business may be transacted which might have been transacted at the original meeting. If a new record date must be fixed because the adjournment is for more than 120 days, or is fixed for any other reason, then notice of the adjourned meeting shall be given to Unitholders as of the new record date.

        3.16     Voting.
                 ------

                (a) Except as expressly provided otherwise in this Agreement or by the Certificate of Formation or law, each outstanding Unit, regardless of class, is entitled to one vote on each matter voted on at a Unitholders' meeting.

                (b) If a quorum exists, action on a matter (other than the election of Managers) is approved if the votes cast by the Unitholders entitled to vote in favor of the action exceed those opposing the action, unless a greater number of affirmative votes is required by the Certificate of Formation or applicable law. If the Certificate of Formation or applicable law provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in this Section or by law. If the Articles of Organization or applicable law provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in this Section or by law.

        3.17     Proxies.
                 -------

                (a) A Unitholder may vote his, her or its Units in person or by proxy.

                (b) A Unitholder may appoint a proxy to vote or otherwise act for him, her or its by signing an appointment form, either personally or by his, her or its attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. An appointment is valid for 11 months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the Unitholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. An irrevocable appointment is revocable when the interest with which it is coupled is extinguished, but the revocation shall not be effective until the Secretary has received written notice of the revocation.

                (c) The death or incapacity of the Unitholder appointing a proxy does not affect the right of the Company to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment.

                (d) Subject to any express limitation on the proxy's authority appearing on the face of the appointment form and other limitations provided by law, the Company is entitled to accept the proxy's vote or other action as that of the Unitholder making the appointment.

        3.18     Voting of Units by Certain Holders.
                 ----------------------------------

                (a) Units standing in the name of a corporation may be voted either by the president of such corporation or by proxy appointed by him or her, unless the board of directors of such corporation authorizes another person to vote such Units. Any person authorized to vote Units of another corporation shall not be required to produce a copy of the resolution of the board of directors of such corporation authorizing him or her to vote such Units unless requested to do so by the Secretary or agent of this Company responsible for tabulating votes.

                (b) Units held by an administrator, executor, guardian, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such Units into his or her name. Units standing in the name of a trustee may be voted by him or her, either in person or by proxy, but only upon a transfer of such Units into his or her name.

                (c) Units held jointly by three or more fiduciaries shall be voted in the manner determined by the majority of the fiduciaries, unless the instrument or order appointing the fiduciaries or applicable law otherwise directs.

                (d) Units standing in the name of a receiver may be voted by the receiver, and Units held by or under the control of a receiver may be voted by the receiver, without the transfer of them into his or her name if authority to do so is contained in an appropriate order of the court by which the receiver was appointed.

                (e) A Unitholder whose Units are pledged shall be entitled to vote such Units until the Units have been transferred into the name of the pledgee, at which time the pledgee shall be entitled to vote the Units so transferred.

        3.19     Action by Unitholders Without a Meeting.
                 ---------------------------------------

                (a) Except as provided in the Certificate of Formation, any action required or permitted to be taken at a meeting of the Unitholders may be taken without a meeting if one or more written consents describing the action taken are signed by Unitholders entitled to vote on the action and holding at least the minimum number of Units required to take the action, and such consents are delivered to the Company for filing in the Company records. Action taken without a meeting in this manner shall be effective when consents representing the votes necessary to take the action are delivered to the Company, unless a different date is specified in the consent.

                (b) Any Unitholder giving a consent may revoke it in a writing received by the Company prior to the time consents representing votes sufficient to take the action have been delivered to the Company.

                (c) Prompt notice of the taking of any action by Unitholder without a meeting by less than unanimous consent shall be given to those Unitholders entitled to vote who did not deliver a written consent.

                (d) If this Agreement or applicable law requires the giving of notice of proposed action to nonvoting Unitholders and the action will be taken by consent without a meeting, the Company shall give nonvoting Unitholders and voting Unitholders whose consent is not solicited at least ten(10) days notice before the action is taken. The notice shall contain or be accompanied by the same material that this Agreement or applicable law would have required to be sent to nonvoting Unitholders in a notice of a meeting at which the proposed action would have been submitted to Unitholders.

        3.20     Meetings by Telephone.   Unitholders may participate in a
                 ---------------------
regular or special meeting by any means of communication by which all Unitholders participating may simultaneously hear each other during the meeting. A Unitholder participating in a meeting by this means shall be deemed to be present in person at the meeting.

        3.21     Unitholder's Rights to Inspect Company Records.
                 ----------------------------------------------

                (a) The Company shall keep as permanent records minutes of all meetings of its Unitholders and Managers, a record of all actions taken by the Unitholders or Managers without a meeting, and a record of all actions taken by a committee of the Managers in place of the Managers on behalf of the Company. The Company shall maintain appropriate accounting records.

                (b) If a Unitholder gives the Company a written demand at least five business days before the date on which it wishes to inspect and copy, such Unitholder (or its agent or attorney) has the right to inspect and copy, during regular business hours, any of the following records, all of which the Company shall keep at its principal office:

                        (i) its Certificate of Formation and all amendments currently in effect;

                        (ii) its Limited Liability Company Agreement and all amendments currently in effect;

                        (iii) resolutions adopted by its Managers creating one or more classes or series of Units, and fixing their relative rights, preferences, and limitations, if Units issued pursuant to those resolutions are outstanding;

                        (iv) the minutes of all Unitholders' meetings and records of all action taken by Unitholders without a meeting, for the past three years;

                        (v) all written communications to Unitholders generally within the past three years, including the financial statement furnished for the past three years to the Unitholders;

                        (vi) a list of the names and business addresses of its current Managers and officers; and

                        (vii) its most recent annual report delivered to the Delaware Secretary of State.

                (c) In addition, if a Unitholder gives the Company a written demand, made in good faith and for a proper purpose reasonably related to the Unitholder's interest as a Unitholder, at least five business days before the date on which such Unitholder wishes to inspect and copy, describes with reasonable particularity the purpose and the records it wishes to inspect, and the records are directly connected with its purpose, a Unitholder of the Company (or its agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Company, any of the following records of the Company:

                        (i) excerpts from minutes of any meeting of the Managers, records of any action of a committee of the Managers on behalf of the Company, minutes of any meeting of the Unitholders, and records of action taken by the Unitholders or Managers without a meeting, to the extent not subject to inspection under subsection (b) of this Section;

                        (ii)     accounting records of the Company;

                        (iii) the record of Unitholders (compiled no earlier than the date of the Unitholder's demand);

                        (iv) promptly after becoming available, copies of the Company's federal, state and local income tax returns for each year;

                        (v) true and full information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Unitholder and which each Unitholder has agreed to contribute in the future, and the date on which each Unitholder became a Unitholder; and

                        (vi) any other information regarding the business and affairs of the Company as is just and reasonable.

                (d) The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Company may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the Unitholder. The charge may not exceed the estimated cost of production or reproduction of the records.

                (e) For purposes of this Section 3.21, the term "Unitholder" shall include a beneficial owner whose Units are held in a voting trust or by a nominee on his, her or its behalf.

                (f) Notwithstanding anything herein to the contrary, the Managers shall have the right to keep confidential from the Unitholders for such period of time as the Managers deem reasonable, any information which the Managers reasonably believe to be in the nature of trade secrets or other information the disclosure of which the Managers in good faith believe is not in the best interest of the Company or could damage the Company or its business or which the Company is required by law or by agreement with a third party to keep confidential.

        3.22     Financial Statements Shall be Furnished to the Unitholders.
                 ----------------------------------------------------------

                (a) The Company shall furnish its Unitholders annual audited financial statements, which may be consolidated or combined statements of the Company and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of changes in Unitholders' equity for the year unless that information appears elsewhere in the financial statements.

                (b) The annual financial statements shall be reported upon by a certified public accountant selected by Fiduciary or its permitted transferee and such person's report must accompany them.

                (c) The Company shall mail the annual financial statements to each Unitholder within 120 days after the close of each fiscal year. Thereafter, on written request from a Unitholder who was not mailed the statements, the Company shall mail such Unitholder the latest financial statements.

        3.23     Appraisal Rights.  Each Unitholder shall have the right to
                 ----------------
dissent from and to obtain payment for its Units when so authorized by the Act, the Certificate of Formation, this Agreement, or in a resolution of the Managers. For purposes of this Agreement, the Unitholders shall be deemed to have the same appraisal rights as the shareholders of a corporation organized under the Delaware General Corporation Law, and the appraisal rights provisions of the Delaware General Corporation Law, as amended or in effect from time to time, shall be deemed to be incorporated into this Agreement the same as if set forth at length herein.

        3.24     No Authority to Bind Company.  No Unitholders shall have the
                 ----------------------------
power or authority to bind the Company unless the Unitholder has been authorized in writing by an authorized officer of the Company to act as agent of the Company.

        3.25     Limitation on Liability.  No Unitholder, Manager, officer,
                 -----------------------
employee or agent of the Company shall be personally liable by reason of being a Unitholder, Manager, officer, employee or agent of the Company under a judgment, decree or order of a court, agency or tribunal of any type, or in any other manner, or on any other basis, for a debt, obligation or liability of the Company, whether arising in contract, tort or otherwise, except as specifically set forth in the Act. The status of a Person as a Unitholder, Manager, officer, employee or agent of the Company shall not subject the person to personal liability for the acts or omissions, including without limitation any negligence, wrongful act or actionable misconduct, of any other Unitholder, Manager, officer, employee or agent of the Company. No Unitholder shall be required to loan any funds to the Company. No Unitholder shall be required to make any Capital Contribution to the Company by reason of any negative balance in such Unitholder's Capital Account, nor shall any negative balance in a Unitholder's Capital Account create any liability on the part of the Unitholder to any third party.

                                   ARTICLE 4
                                   ---------

                                    MANAGERS

        4.1      Number, Election and Tenure.
                 ---------------------------

                (a)      The number of Managers of the Company shall be three
(3), but may be increased or decreased from time to time by amendment to this
Section 4.1, but in no instance shall there be less than one Manager. No decrease in the number of Managers shall have the effect of shortening the term of any incumbent Manager.

                (b) The initial DNB Manager shall be David N. Bottoms and the initial Unified Managers shall be Jack Orben and John S. Penn. The initial Managers shall serve until the first annual meeting of Unitholders or until their successors have been elected and qualified, subject to their earlier resignation or removal.

                (c) Other than the initial Managers, the Managers of the Company shall be elected as follows:

                        (i) The Managers shall be divided into two (2) classes. One such class shall be designated as the "Unified Managers"; and the other such class shall be designated as the "DNB Manager."

                        (ii) The number of Unified Mangers shall be two (2). The number of DNB Managers shall be one (1).

                        (iii) The Unified Managers shall be elected by plurality vote, consent or approval of Fiduciary or its permitted transferees. The DNB Managers shall be elected by plurality vote of Oaktree, Pin Oak and Financial or their permitted transferees.

                        (iv) Managers shall be elected for a term of one (1) year and until their successors are elected and qualified, subject to their earlier resignation or removal.


                (d)      (i)      The Unified Managers shall each have one (1)
                vote on any matter submitted to the vote, consent or approval of the Managers. The DNB Manager shall have two (2) votes on any matter submitted to the vote, consent or approval of the Managers. A Manager may vote in person or by proxy.

                           (ii)     Except as provided in this Section 4.1(d)
                (ii), the Managers shall vote, consent and act as a single voting group and no class of Managers shall be entitled to vote, consent or act as a separate voting group on any matter submitted to the Managers for their vote, consent, approval or action. Notwithstanding anything in this Agreement to the contrary: (i) the Unified Managers shall not vote, consent or act, and shall abstain, with respect to any decision, determination, action, inaction, claim, notice or other matter under, arising out of or related to the Fiduciary Purchase Agreement; and (ii) the DNB Managers shall not vote, consent or act, and shall abstain, with respect to any decision, determination, action, inaction, claim, notice or other matter under, arising out of or related to the DNB Purchase Agreement.

        4.2      Regular Meetings.  A regular meeting of the Managers shall be
                 ----------------
held without other notice than this Section 4.2, immediately after, and at the same place as, the annual meeting of Unitholders. The Managers may provide, by resolution, the time and place, either within or without the State of New York, for the holding of additional regular meetings without other notice than such resolution.

        4.3      Special Meetings.  Special meetings of the Managers may be
                 ----------------
called by or at the request of the President or any of the Managers. The person or persons authorized to call special meetings of the Managers may fix any place, either within or without State of New York, as the place for holding any special meeting of the Managers called by them.

        4.4      Notice.
                 ------

                (a) Notice of the date, time and place (but not necessarily the purpose) of any special meeting shall be given at least two days prior to the meeting. Notice of a special meeting shall be in writing, unless oral notice is reasonable under the circumstances. Notice may be communicated in any manner allowed by law.

                (b) Any Manager may waive notice of any meeting before or after the time stated in the notice. Except as provided below or by law, a waiver shall be in writing, signed by the Manager, and filed with the minutes of the meeting or in the Company records. A Manager's attendance at or participation in a meeting shall constitute a waiver of notice of such meeting, unless the Manager at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or to the transaction of any business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

                (c) Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Manager need be specified in the notice or waiver of notice of the meeting.

        4.5      Quorum.  A majority of the Managers fixed by Section 4.1 shall
                 ------
constitute a quorum for the transaction of business at any meeting of the Managers, but if less than a quorum is present at a meeting, a majority of the Managers present may adjourn the meting from time to time without further notice.

        4.6      Manner of Acting.  A majority of the votes entitled to be cast
                 ----------------
by Managers present at a meeting at which a quorum is present shall be the act of the Managers.

        4.7      Meetings by Telephone.  The Managers may permit any or all
                 ---------------------
Managers to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all Managers participating may simultaneously hear each other during the meeting. A Manager participating in a meeting by this means shall be deemed to be present in person at the meeting.

        4.8      Presumption of Assent.  A Manager who is present at a meeting
                 ---------------------
of the Managers when Company action is taken is deemed to have assented to the action taken unless (i) he or she objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or transacting business at the meeting, (ii) his or her dissent or abstention from the action taken is entered in the minutes of the meeting, or (iii) he or she delivered written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Company immediately after adjournment of the meeting. The right of dissent or abstention shall not be available to a Manager who votes in favor of the action taken.

        4.9      Action Without a Meeting.  Any action required or permitted to
                 ------------------------
be taken by the Managers, or by a committee thereof, at a meeting may be taken without a meeting if one or more written consents describing the action shall be signed by all of the Managers or by all of the members of the committee, as the case may be. Such consent shall be effective when the last Manager signs it, unless a different effective date is specified in the consent, and shall have the same effect as a unanimous vote at a meeting. Such consent shall be filed with the records of the Company.

        4.10     Vacancies.  Any vacancy occurring in the number of Managers may
                 ---------
be filled only by those Unitholders entitled to elect the Manager creating the vacancy as set forth in Section 4.1. A Manager elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any vacancy in the number of Managers to be filled by reason of an increase in the number of Managers may be filled by the Managers, but the term of office of the new Manager shall continue only until the next election of Managers by the Unitholders. A vacancy that will occur at a specific later date (such as by resignation) may be filled before the vacancy occurs but the new Manager may not take office until the vacancy occurs.

        4.11     Manager Compensation.  The initial Managers named in this
                 --------------------
Agreement shall not be compensated for their services as Managers. The Managers may fix the compensation of any other Managers. Each Manager may be paid the expenses, if any, of attendance at each meeting of the Managers or any committee of the Managers. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation for doing so.

        4.12     Manager Committees.  The Managers, by resolution adopted by a
                 ------------------
majority of the Managers, may create one or more committees and appoint Managers to serve on them. Each committee shall have two or more members, who shall serve at the pleasure of the Managers. To the extent specified by the Managers, each committee may exercise the authority of the Managers, but no committee shall: authorize distributions; approve or propose to Unitholders action required by law to be approved by Unitholders; fill vacancies on the Managers or on any committee; amend the Certificate of Formation; adopt, amend or repeal revisions or additions to this Agreement; approve a plan of merger not requiring Unitholder approval; authorize or approve reacquisition of Units of Participation (except according to a formula or method prescribed by the Managers); authorize or approve the issuance, sale or contract for sale of Units of Participation ; or determine the designation and relative rights, preferences, and limitations of a class or series of Units of Participation (except as authorized to do so within limits specifically prescribed by the Managers).

        4.13     Resignation and Removal of Managers.  A Manager may resign at
                 -----------------------------------
any time by delivering written notice to the other Managers or the Company. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. The Unitholders may remove one or more Managers with or without cause. If a Manager is elected by a voting group of Unitholders, only the Unitholders of that voting group may participate in the vote to remove him or her. A Manager shall be removed by the Unitholders only at a meeting called for the purpose of removing him or her and the meeting notice shall state that the purpose of the meeting is the removal of a Manager.

        4.14     Manager Standards of Conduct.
                 ----------------------------

                (a) A Manager shall discharge his or her duties as Manager, including his or her duties as a member of a committee:

                        (i)      In good faith;

                        (ii)     On an informed basis; and

                        (iii) In a manner he or she honestly believes to be in the best interests of the Company.

                (b) A Manager shall be considered to discharge his or her duties on an informed basis if he or she makes, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, inquiry into the business and affairs of the Company, or into a particular action to be taken or decision to be made.

                (c) In discharging his or her duties, a Manager shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

                        (i) One or more officers or employees of the Company whom the Manager honestly believes to be reliable and competent in the matters presented;

                        (ii) Legal counsel, public accountants, or other persons as to matters the Manager honestly believes are within the person's professional or expert competence; or

                        (iii) A committee of the Managers of which he or she is not a member, if the director honestly believes the committee merits confidence.

                (d) A Manager shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that makes reliance otherwise permitted by this Section unwarranted.

                (e) No Manager shall be personally liable to the Company or its Unitholders for monetary damages for breach of his or her duties as a Manager except for:

                        (i) Any transaction in which the Manager's personal financial interest is in conflict with the financial interests of the Company;

                        (ii) Acts or omissions not in good faith or which involve intentional misconduct or are known to the Manager to be a violation of law;

                        (iii) Any vote or asset to an unlawful distribution to the Unitholders prohibited by the Act; or

                        (iv) Any transaction from which the Manager derived an improper personal benefit.

        4.15     Conflict of Interest Transactions.
                 ---------------------------------

                (a) A conflict of interest transaction shall be a transaction with the Company in which a Manager of the Company has a direct or indirect interest (as defined below). A conflict of interest transaction shall not be voidable by the Company solely because of the Manager's interest in the transaction if any one of the following is true:

                        (i) The material facts of the transaction and the Manager's interest were disclosed or known to the Managers or a committee of the Managers and the Managers or committee authorized, approved or ratified the transaction;

                        (ii) The material facts of the transaction and the Manager's interest were disclosed or known to the Unitholders entitled to vote and they authorized, approved or ratified the transaction; or

                        (iii)    The transaction was fair to the Company.

                (b) For purposes of this Section, a Manager of the Company shall have an indirect interest in a transaction if an Affiliate of the Manager is a party to the transaction.

                (c) For purposes of this Section, a conflict of interest transaction shall be considered authorized, approved, or ratified if it receives the affirmative vote of a majority of the Managers (or on the committee) who have no direct or indirect interest in the transaction. If a majority of the Managers who have no direct or indirect interest in the transaction vote to authorize, approve or ratify the transaction, a quorum shall be present for the purpose of taking action under this Section. The presence of, or a vote cast by, a Manager with a direct or indirect interest in the transaction shall not affect the validity of any action taken under this Section if the transaction is otherwise authorized approved, or ratified as provided in Section.

                (d) For purposes of this Section, a conflict of interest transaction shall be considered authorized, approved or ratified if it receives the vote of Unitholders holding a majority of the Units of Participation. Units owned by or voted under the control of a Manager who has a direct or indirect interest in the transaction, and Units owned by or voted under the control of an Affiliate of a Manager who has a direct or indirect interest in a transaction, may not be counted in a vote of the Unitholders to determine whether to authorize, approve or ratify a conflict of interest transaction under this Section. The vote, consent or approval of Unitholders holding a majority of the Units of Participation that are entitled to be counted in a vote under this Section shall constitute a quorum for the purpose of taking action under this Section.

                                   ARTICLE 5
                                   ---------

                                    OFFICERS

        5.1      Required Officers.  The Company shall have a President,
                 -----------------
Secretary and Treasurer and such other officers as may be appointed by the Managers, including, if desired, a Chairman, Chief Executive Officer, and one or more Vice Presidents or Assistant Secretaries, who shall perform the duties prescribed by the Managers or by direction of an officer authorized by the Managers to prescribe the duties of such other officers.

        5.2      Election and Term of Office.  Each officer of the Company shall
                 ---------------------------
be elected by the Managers and shall serve at the pleasure of the Managers and until his or her successor shall have been chosen and qualified, or until his or her earlier death, resignation or removal. The same individual may simultaneously hold more than one office. Election or appointment of an officer shall not of itself create any contractual or employment rights.

        5.3      Resignation and Removal of Officers.  An officer may resign at
                 -----------------------------------
any time by delivering notice to the Company. A resignation is effective when the notice is delivered, unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Company accepts the future effective date, the Managers may fill the pending vacancy before the effective date if the successor does not take office until the effective date. The Managers may remove any officer at any time with or without cause and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

        5.4      Duties and Powers.
                 -----------------

                (a)      Chairman - The Chairman shall be subject to the control
                         --------
of the Managers. Unless otherwise provided by the Managers, the Chairman shall preside at all meetings of the Unitholders of the Company. He or she shall have and exercise such other and further authority as the Managers may from time to time specifically delegate to him or her. The office of Chairman may be held only by a Manager of the Company.

                (b)      Chief Executive Officer - The Chief Executive Officer
                         -----------------------
shall be subject to the control of the Managers and, in the absence of the Chairman, shall have the same duties as the Chairman, unless otherwise specified. In the absence of the Chairman, the Chief Executive Officer shall preside at all meetings of the Managers of the Company. The Chief Executive Officer shall have the responsibility for the general management and supervision of the activities of the Company, for ensuring that all orders and resolutions of the Managers and Unitholders are carried into effect, and for performing all other duties that are incidental to the office of Chief Executive Officer, and for performing such other duties as the Managers may from time to time prescribe. The Chief Executive Officer shall have authority to enter into contracts on behalf of the Company and shall preside at all meetings of the Unitholders of the Company.

                (c)      President - The President shall be subject to the
                         ---------
control of the Managers. In the absence of the Chairman and the Chief Executive Officer, the President shall preside at all meetings of the Managers and Unitholders.

                (d)      Vice President - The Vice President (or if there is
                         --------------
more than one, the Vice Presidents in the order determined by the Managers, or if not so determined, in the order of their election) shall have the responsibility for performing the duties and exercising the powers of the President in the absence or disability of the President, and shall have the responsibility for performing such other duties and shall have such other powers as the Managers or the President may from time to time prescribe.

                (e)      Secretary - The Secretary shall:  (1) keep the minutes
                         ---------
of the proceedings of the Unitholders and of the Managers in one or more books provided for that purpose; (2) see that all notices are duly given in accordance with the provisions of this Agreement or as required by law; (3) be custodian of the Company's records and of any seal of the Company and if there is a seal of the Company, see that it is affixed to all documents the execution of which on behalf of the Company under its seal is required; (4) when requested or required, authenticate any records of the Company; (5) keep a register of the post office address of each Unitholder which shall be furnished to the Secretary by such Unitholder; (6) sign with the president, or a vice-president, certificates for Units of Participation of the Company, the issuance of which shall have been authorized by resolution of the Managers; (7) have general charge of the unit transfer books of the Company; and (8) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the President or by Managers.

                (f)      Treasurer - The Treasurer shall:  (1) have charge and
                         ---------
custody of and be responsible for all funds of the Company; (2) receive and give receipts for moneys due and payable to the Company from any source whatsoever, and deposit all such moneys in the name of the Company in such banks, trust companies, or other depositaries as shall be selected by the Managers; and (3) in general perform all of the duties incident to the office of the treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Managers. If required by the Managers, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Managers shall determine.

                (g)      Assistant Secretaries and Assistant Treasurers - The
                         ----------------------------------------------
Assistant Secretaries, when authorized by the Managers, may sign with the President or a Vice-President Unit Certificates of the Company the issuance of which shall have been authorized by a resolution of the Managers. The Assistant Treasurers, if required by the Managers, shall give bonds for the faithful discharge of their duties in such sums and with such sureties as the Managers shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or Treasurer, respectively, or by the President or the Managers.

        5.5      Compensation of Officers.  The Managers shall fix the
                 ------------------------
compensation of officers, and may provide for reimbursement of their business expenses.

                                   ARTICLE 6
                                   ---------

                                INDEMNIFICATION.

        6.1      Indemnification.  The Company shall, to the fullest extent
                 ---------------
permitted by applicable law, indemnify any Unitholder or Manager of the Company from and against any and all reasonable costs and expenses (including, but not limited to, attorneys' fees) and any liabilities (including, but not limited to, judgments, fines, penalties and reasonable settlements) paid by or on behalf of, or imposed against, such person in connection with any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including any appeal relating thereto), whether formal or informal, and whether made or brought by or in the right of the Company or otherwise, in which such person is, was or at any time becomes a party or witness, or is threatened to be made a party or witness, or otherwise, by reason of the fact that such person is, was or at any time becomes a Unitholder or Manager of the Company or, at the Company's request, a manager, member, director, officer, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise; provided, however, that this Article
                                           --------  -------
6 shall not apply to any claims for indemnity or otherwise under the Fiduciary Purchase Agreement or the DNB Purchase Agreement.

        6.2      Not Exclusive.  The indemnification authorized by this Article
                 -------------
6 shall not be exclusive of any other right of indemnification which any such person may have or hereafter acquire under any provision of this Agreement, vote of disinterested Unitholders or disinterested Managers or otherwise. The Company may take such steps as may be deemed appropriate by the Managers to provide and secure indemnification to any such person, including, without limitation, the execution of agreements for indemnification between the Company and individual Unitholders, Managers, officers, employees or agents which may provide rights to indemnification which are broader or otherwise different than the rights authorized by this Article 6.

        6.3      Indemnification of Officers, Employees and Agents.
                 -------------------------------------------------

                (a) An officer of the Company who is not a Manager shall be entitled to mandatory indemnification to the same extent as an officer of a corporation under the Delaware General Corporation Act.

                (b) The Company may indemnify and advance expenses to an officer, employee, or agent of the Company who is not a Manger to the same extent as to a Manager.

                (c) The Company may also indemnify and advance expenses to an officer, employee, or agent who is not a Manager to the extent, consistent with public policy, that may be provided in this Agreement, general or specific action of the Managers, or contract.

        6.4      Insurance.
                 ---------

         The Company may purchase and maintain insurance on behalf of any Person who is or was a Unitholder, Manager, officer, employee or agent of the Company, or who, while a Unitholder, Manager, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, manager, member, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, manager, member, officer, employee or agent, whether or not the Company would have power to indemnify him or her against the same liability.

        6.5      Application and Notice.
                 ----------------------

                (a) The indemnification and advancement of expenses provided by, or granted pursuant to, this Agreement shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any other agreement, vote of the Unitholders or disinterested Managers, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

                (b) This Article 6 shall not limit the Company's power to pay or reimburse expenses incurred by a Manager in connection with his or her appearance as a witness at a proceeding at a time when he or she has not been made a named defendant or responded to the proceeding.

                (c) If the Company indemnifies or advances expenses to a Manager under this Agreement in connection with a proceeding by or in the right of the Company, the Company shall report the indemnification or advance in writing to the Unitholders with or before the notice of the next Unitholders' meeting.


                                   ARTICLE 7
                                   ---------

                                 CONFIDENTIALITY

        7.1      Confidential Information.  Each Unitholder acknowledges that as
                 ------------------------
a consequence of its relationship with the Company, trade secrets and information of a proprietary or confidential nature relating to the business of the Company will be disclosed to and developed by such Unitholder, including but not necessarily limited to information about products, services, costs, techniques, protocols, plans for future development, market analysis, information regarding the Company's financial status, customers, profits, profit margins, pricing information, costs, and any other information that may not be known generally or publicly outside the Company (collectively referred to as "Confidential Information").

        7.2      Acknowledgment.  Each Unitholder acknowledges that such
                 --------------
Confidential Information is generally not known in the trade, and is of considerable importance to the Company and agrees that such Unitholder's relationship to the Company with respect to such information shall be fiduciary in nature. It is expressly agreed between the Company and each Unitholder that it will hold in confidence and not disclose and not make use of, during the period such Unitholder is a Unitholder in the Company plus ten (10) years after such Unitholder ceases for any reason to be a Unitholder of the Company, any such Confidential Information, except as required in the course of its relationship with the Company.

                                   ARTICLE 8
                                   ---------

                             ACCOUNTING AND RECORDS

        8.1      Records and Accounting.  The President shall keep books and
                 ----------------------
records of the Company and the financial position and the results of its operations. The books and records of the Company shall reflect all Company transactions and shall be appropriate and adequate for the Company's business. The fiscal year of the Company for financial reporting and for federal income tax purposes shall be the calendar year.

        8.2      Annual and Tax Information.  The Manager shall use reasonable
                 --------------------------
efforts to cause the Company to deliver to the Unitholders within 60 days after the end of each fiscal year all information necessary for the preparation of the Unitholders' federal income tax returns.

        8.3      Accounting Decisions.  All decisions as to accounting matters,
                 --------------------
except as otherwise specifically set forth herein, shall be made by the Managers. The Managers may rely upon the advice of the Company's accountants as to whether such decisions are in accordance with accounting methods followed for federal income tax purposes.

        8.4      Federal Income Tax Elections.  The Company shall elect to be
                 ----------------------------
taxed as partnership for federal income tax purposes. The Managers may make all other elections for federal income tax purposes, including, but not limited to, the following:

                (a) To the extent permitted by applicable law and regulations, elect to use an accelerated depreciation method on any depreciable unit of the assets of the Company; and

                (b) In case of a transfer of all or part of the Interest of any Unitholder, the Company may elect, pursuant to Section 734, 743, and 754 of the Code, as amended (or corresponding provisions of future law) to adjust the basis of the assets of the Company.

        8.5      Tax Matters Partner.  The Unitholders shall designate one of
                 -------------------
the Unitholders as the "tax matters partner" of the Company pursuant to Section 6231(a)(7) of the Code. Any Unitholder designated as tax matters partner shall take such action as may be necessary to cause each other Unitholder to become a "notice partner" within the meaning of Section 6223 of the Code. Any Unitholder who is designated tax matter partner may not take any action contemplated by Sections 6222 through 6232 of the Code without the action of the Unitholders holding at least a majority of the Units.

                                   ARTICLE 9
                                   ---------

                          ALLOCATIONS AND DISTRIBUTIONS

        9.1      Allocation of Net Income, Net Loss or Capital Gains.  Except as
                 ---------------------------------------------------
may be expressly provided otherwise in this Article 9, and subject to the provisions of Section 704(c) of the Code and applicable regulations thereunder, the net income, net loss or capital gains of the Company for each fiscal year of the Company shall be allocated to the Unitholders, pro rata in accordance with their Units.

        9.2      Special Allocations to Capital Accounts.  No allocations of
                 ---------------------------------------
loss, deduction, or expenditures described in Code Section 705(a)(2)(B) shall be charged to the Capital Account of any Unitholder if such allocation would cause such Unitholder to have a Deficit Capital Account. The amount of the loss, deduction, or Code Section 705(a)(2)(B) expenditure which would have caused a Unitholder to have a Deficit Capital Account shall instead be charged to the Capital Account of any Unitholders who would not have a Deficit Capital Account as a result of the allocation, in proportion to their respective Capital Contributions, or, if no such Unitholders exist, then to the Unitholders in accordance with their interests in Company profits pursuant to Section 9.1 above.

                (a) If any Unitholder unexpectedly receives any adjustments, allocations or distributions described in Treas. Reg. 1.704-1(b)(2)
(ii)(d)(4), (5), or (6), which create or increase a Deficit Capital Account of the Unitholder, then items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for such year and, if necessary, for subsequent years) shall be specially credited to the Capital Account of the Unitholder in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Deficit Capital Account so created as quickly as possible. It is the intent that this 9.2(a) be interpreted to comply with the alternate test for economic effect set forth in Treas. Reg. 1.704-1(b)(2)(ii)(d).

                (b) If any Unitholder would have a Deficit Capital Account at the end of any Company taxable year which is in excess of the sum of any amount that the Unitholder is obligated to restore to the Company under Treas. Reg. 1.704-1 (b) (2) (ii) (c) and the Unitholder's share of minimum gain as defined in Treas. Reg. 1.704-2(g)(1) (which is also treated as an obligation to restore in accordance with Treas. Reg. 1.704-1(b)(2)(ii)(d)), the Capital Account of the Unitholder shall be specially credited with items of income (including gross income) and gain in the amount of the excess as quickly as possible.

                (c) Notwithstanding any other provision of this 9.2, if there is a net decrease in the Company's minimum gain as defined in Treas. Reg. 1.704-2(d) during a taxable year of the Company, the Capital Accounts of each Unitholder shall be allocated items of income (including gross income) and gain for such year (and if necessary for subsequent years) equal to that Unitholder's share of the net decrease in Company minimum gain. This 9.2 is intended to comply with the minimum gain chargeback requirement of Treas. Reg. 1.704-2 and shall be interpreted consistently therewith. If in any taxable year that the Company has a net decrease in the Company's minimum gain, if the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Unitholders and it is not expected that the Company will have sufficient other income to correct that distortion, the Unitholders may in their discretion (and shall, if requested to do so by a Unitholder) seek to have the IRS waive the minimum gain chargeback requirement in accordance with Treas. Reg. 1.704-2(f)(4).

                (d) Items of Company loss, deduction, and expenditures described in Code Section 705(a)(2)(B) which are attributable to any non-recourse debt of the Company and are characterized as partner (Unitholder) non-recourse deductions under Treas. Reg. 1.704-2(i) shall be allocated to the Unitholders' Capital Accounts in accordance with said Treas. Reg. 1.704-2(i).

                (e) Beginning in the first taxable year in which there are allocations of "non-recourse deductions" (as described in Treas. Reg. 1.704-2
(b)) those deductions shall be allocated to the Unitholders in accordance with, and as a part of, the allocations of Company profit or loss for that period.

                (f) In accordance with Code Section 704(c)(1)(A) and Treas. Reg. 1.704-1(b)(2)(i) through (iv), if a Unitholder contributes property with a fair market value that differs from its adjusted basis at the time of contribution, income, gain, loss, and deductions for the property shall, solely for federal income tax purposes, be allocated among the Unitholders so as to take account of any variation between the adjusted basis of the property to the Company and its fair market value at the time of contribution.

                (g) Pursuant to Code Section 704(c)(1)(B), if any contributed property is distributed by the Company other than to the contributing Unitholder within seven years of being contributed, then, except as provided in Code Section 704(c)(2), the contributing Unitholder shall be treated as recognizing gain or loss from the sale of the property in an amount equal to the gain or loss that would have been allocated to the Unitholder under Code
Section 704(c)(1)(A) if the property had been sold at its fair market value at the time of the distribution.

        9.3      Distribution of Available Cash.
                 ------------------------------

                (a) Upon the vote, consent or approval of the Managers, the Company shall periodically distribute Available Cash to the Unitholders, pro rata in accordance with their Units. Available Cash of the Company shall not be distributed to the extent that such cash is required for a reasonable reserves for the Company, the amount of such reserves to be determined by the Managers.

                (b) The Managers may cause the Company to make tax distributions to the Unitholders at any time or from time to time; provided,
                                                                   --------
however, the Managers shall cause the Company to make tax distributions to the
-------
Unitholders in amounts equal to the product of (x) the maximum marginal federal, state and local ordinary income tax rates applicable to any of the Unitholders or their equityholders, as applicable, and (y) the profits less the losses
                                       ---
allocated to the Unitholders for the applicable tax period for which the tax distribution is made. Such tax distributions shall be made no less often than quarterly to the Unitholders at least two (2) business days prior to the date the Unitholders are required to submit quarterly federal tax payments.


        9.4      Allocation of Income and Loss and Distributions in Respect of
                 -------------------------------------------------------------
Interests Transferred.
---------------------

        (a) If any Interest in the Company is transferred, or is increased or decreased by reason of the admission of an Additional Unitholder or otherwise, during any fiscal year of the Company, each item of income, gain, loss, deduction, or credit of the Company for such fiscal year shall be assigned pro rata to each day in the particular period of such fiscal year to which such item is attributable (i.e., the day on or during which it is accrued or otherwise incurred) and the amount of each such item so assigned to any such day shall be allocated to the Unitholders based upon their Units at the close of such day. For the purpose of accounting convenience and simplicity, the Company may treat a transfer of, or an increase or decrease in, an Interest in the Company which occurs at any time during a semi-monthly period (commencing with the semi-monthly period including the date hereof) as having been consummated on the first day of such semi-monthly period, regardless of when during such semi-monthly period such transfer, increase, or decrease actually occurs (i.e., sales and dispositions made during the first 15 days or any month will be deemed to have been made on the 16th day of the month).

        (b) Distributions of Company assets in respect of Interests in the Company shall be made only to the Unitholders who, according to the books and records of the Company, are the holders of record of the Interests in respect of which such distributions are made on the actual date of distribution. Neither the Company nor any Unitholder shall incur any liability for making distributions in accordance with the provisions of the preceding sentence, whether or not the Company or the Unitholder has knowledge or notice of any transfer or purported transfer of an Interest in violation of this Agreement. Notwithstanding any provision above to the contrary, gain or loss of the Company realized in connection with a sale or other disposition of any of the assets of the Company shall be allocated solely to the parties owning Interests in the Company as of the date such sale or other disposition occurs.

                                   ARTICLE 10
                                   ----------

                   CESSATION OF MEMBERSHIP; PURCHASE OF UNITS

        10.1     Cessation of Membership.
                 -----------------------

                (a) A Person shall cease to be a member, Interest holder or Unitholder of the Company upon the occurrence of any of the following events:

                        (i) On application by the Company, or another Unitholder, the Unitholder's expulsion by judicial determination because the Unitholder: (A) engaged in illegal or wrongful conduct that adversely and materially affected the Company's business; (B) willfully or persistently committed a material breach of this Agreement or of a duty owed to the Company or other Unitholders under this Agreement or the Act; or (C) committed an act or omission which makes it reasonably impossible or impractical to carry on the Company's business with the Unitholder.

                        (ii) The bankruptcy (as defined in the Act) of a Unitholder.

                        (iii) In the case of a Unitholder who is a natural person: (A) the Unitholder's death or (B) the entry of an order by a court of competent jurisdiction adjudicating the Unitholder incompetent to manage his or her person or estate.

                        (iv) In the case of a Unitholder who: (i) is a trust or is acting as a Unitholder by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee); (ii) is a limited liability company, the dissolution and commencement of winding up of such company; (iii) is a corporation, the filing of articles of dissolution or the equivalent for the corporation or its administrative dissolution or the equivalent without reinstatement within ninety (90) days thereafter; or (iv) is an estate, the distribution by the fiduciary of the estate's entire Interest in the Company.

                (Items (i) through (iv) above are referred to hereinafter as "Cessation Events.")

                        (v) The Unitholder transfers or assigns all of its Units.

                (Item (v) above shall not be a "Cessation Event" as such term is used in this Agreement, but shall nonetheless result in cessation of a Unitholder's membership and ownership of Units in the Company.)

                (b) Except as expressly provided in this Agreement, no Unitholder may resign or withdraw from the Company and no Cessation Event, resignation or withdrawal of a Unitholder shall cause the Company to be dissolved.

        10.2     Restriction Against Transfers of Units.
                 --------------------------------------

                (a) No Unitholder shall sell, transfer, assign (as such term is used or defined in the Act or otherwise), pledge, grant a security interest in, encumber, alienate, or otherwise dispose of any of its Units, whether now owned or hereafter acquired, or any legal or beneficial interest therein, whether voluntarily or involuntarily, for value or by gift, will, bequest, devise, operation of law, divorce decree, marital separation agreement, levy, attachment, execution, lien, court order, or otherwise, or as a result of or in connection with any Cessation Event, without the prior consent or approval of the Managers, except through a transfer permitted by, or which satisfies all of the requirements of, this Agreement.

                (b) Any purported transfer in violation of any provision of this Agreement shall be null, void and ineffective, and shall not operate to transfer any interest or title to the purported transferee. In the event of a transfer not in compliance with this Agreement, the Company shall not be required to recognize the purported transferee as the legal or beneficial owner of any interest in the purportedly transferred Units for any purpose.

                (c) The Unitholders acknowledge and agree that the restrictions on transfers of the Units contained in this Agreement are for valid, mutually beneficial and reasonable purposes and are reasonable to accomplish those purposes.

                (d) The provisions of this Article 10 are applicable in the event of any voluntary or involuntary sale, assignment, transfer, pledge, grant of a security interest in, encumbrance, alienation or other disposition of Units or any legal or beneficial interest therein, including but not limited to a transfer or encumbrance for value or by gift, operation of law, levy, attachment, execution, lien, divorce decree, marital separation agreement, assignment (as such term used or defined in the Act or otherwise), or the like, or as a result of or in connection with any Cessation Event (all of the foregoing being collectively referred to in this Article 10 as a "transfer"), but excluding a transfer to the Company or other Unitholders pursuant to Section 10.3, a transfer to a Unitholder's Affiliate pursuant to Section 10.7(b), or a transfer or exchange of Units pursuant to a sale, merger, exchange, reorganization or similar transaction involving the Company which has been approved by action of the Unitholders holding at least a majority of the Units or such higher percentage as may be required by applicable law or this Agreement.

        10.3     Purchase Options in the Event of a Cessation Event or Transfer.
                 --------------------------------------------------------------

                (a) If the Managers do not approve a transfer under Section 10.2(a), then the Company shall have, in accordance with the terms and conditions set forth in this Section 10.3, the first option and right of first refusal, but not the obligation, to purchase any Units subject to the proposed transfer or held by any Unitholder whose membership in the Company has ceased due to the occurrence of a Cessation Event, except a transfer to other Unitholders pursuant to this Section 10.3, a transfer to a Unitholder's Affiliate pursuant to Section 10.8(b), or a transfer pursuant to a sale, merger, exchange, reorganization or similar transaction involving the Company and approved by the Unitholders as required by applicable law or this Agreement.

                (b) In the event of a Cessation Event or proposed transfer of all or any portion of a Unitholder's Units covered by Section 10.3(a) above (the "Offered Units"), or any legal or beneficial interest therein, the Unitholder who owns the Offered Units (referred to as a "Former Unitholder") or its personal representative shall deliver written notice of the Cessation Event or proposed transfer to the Company and the other Unitholders. The notice shall specify the Former Unitholder's name and current address and, as the case may be, the nature of the Cessation Event or the identity of the proposed transferee(s), the amount of Offered Units, the purchase price and other material terms and conditions of the proposed transfer.

                (c) If the Company elects to purchase the Offered Units pursuant to its right of first refusal, it shall deliver notice of its intention to do so to the Former Unitholder within 30 days after receipt of the Former Unitholder's notice of the proposed transfer.

                (d) If the Company elects to exercise its right of purchase, the purchase price for the Offered Units shall equal (i) in the case of a proposed transfer to a third party without a Cessation Event, the purchase price applicable to the proposed transaction with the third party; or, (ii) in the case of a Cessation Event, the fair value of the Offered Units, as determined by agreement between the Former Unitholder (or, if applicable, the representatives of the Former Unitholder) and the Company within 30 days of the applicable Cessation Event, or in case of failure to agree within such time period, as determined by an appraiser mutually acceptable to the Company and the Former Unitholder (or its representatives). The fair value of the Former Unitholder's Units shall equal a percentage of Company's fair value equal to a fraction, the numerator of which is the number of the Former Unitholder's Units and the denominator of which is the total number of the Company's Units then outstanding. The appraiser shall not apply any discounts for minority interests or lack of liquidity. The fees of the appraiser shall be paid one-half by the Company and one-half by the Former Unitholder or its successors.

                (e) The Company may pay the purchase price in any of the following ways as it may choose in its sole discretion: (i) in the case of a proposed transfer to a third party without a Cessation Event, on the same terms and conditions of payment of the proposed transaction with the third party; or
(ii) either: (i) ten percent (10%) down at the time of closing with the balance due in 60 equal monthly installments of principal together with interest on the unpaid balance, commencing to accrue from the date of closing, at the then current Mid-Term Applicable Federal Rate (the "AFR") under Section 1274(d) of the Code for the month in which the closing occurs (or a rate per annum equal to what the AFR would be for such month under Section 1274(d) of the Code if the AFR is no longer published) to fully amortize such balance over the 60 payments, with the first payment being due and payable on the first day of the month following the month of the closing and the subsequent payments due and payable on the first day of each and every month thereafter until paid in full, or (ii) in full, without interest, at the closing of the purchase.

                (f) If the Company does not elect to exercise its first option and right to purchase all of the Offered Units of a Former Unitholder in the event of a Cessation Event or proposed transfer, then the other Unitholders shall have a second option and right, but not the obligation, to purchase any of the Offered Units of the Former Unitholder not purchased by the Company on the same terms and conditions applicable to the Company described in this Section 10.3; provided, however, that (i) the other Unitholders' right to purchase shall
      --------  -------
commence on the date the Company's right to purchase expires and shall continue for 30 days and (ii) the other Unitholders shall have the right to purchase the Offered Units on a pro rata basis in accordance with the percentages that the Units owned by each such other Unitholder bear to the total Units then owned by all of the other Unitholders, or in such other percentages as they shall agree. In the event that less than all of the other Unitholders elect to exercise such option, then the electing Unitholders shall have the right to purchase the Offered Units on a pro rata basis in accordance with the percentages which the Units owned by each of them bear to the total number of Units then owned by all of the electing Unitholders, or in such other percentages as they shall agree.

                (g) If the Company and the other Unitholders do not exercise their rights to purchase all of the Offered Units, the Former Unitholder shall thereafter be free to transfer any remaining Offered Units, but only on the terms and conditions set forth in the notice of the Cessation Event or proposed transfer. If the transfer is not consummated within 90 days after the election not to purchase by the Company and the other Unitholders, or the terms of such transfer change in any material respect, the Offered Units must again be offered to the Company and other Unitholders pursuant to this Agreement. If the transfer is not consummated for any reason, the Former Unitholder and the Offered Units shall remain bound by this Agreement.

                (h) The Company's right to purchase shall commence on the date it first receives notice of any such Cessation Event or transfer if it occurred without the Former Unitholder giving written notice as described in
Section 10.3(b). If, contrary to the provisions of this Agreement, any Unit is voluntarily, involuntarily or by operation of law transferred without compliance with this Section 10.3, the options referred to herein shall be to purchase the Units from the transferee.

        10.4     Co-Sale Rights.
                 --------------

                (a)      Subject to the rights of first refusal contained in
Section 10.3 of this Agreement, which shall be prior and superior to the co-sale rights contained in this Section 10.4, the Former Unitholder's notice described in Section 10.3 of this Agreement shall also be deemed an offer by the Former Unitholder to cause to be included with the Offered Units (to the extent not purchased under the rights of first refusal in Section 10.3), on an equal basis and on the same terms and conditions, the Units held by the other Unitholders.

                (b) If the other Unitholders have not accepted the Former Unitholder's co-sale offer in writing within ten (10) days from the date the rights of first refusal in Section 10.3 terminate, then the Former Unitholder shall thereafter be free for a period of ninety (90) days to sell the Offered Units, at a price no greater than the price set forth in such notice and on otherwise no more favorable terms to the Former Unitholder than as set forth in such notice, without any further obligation to the other Unitholders in connection with such sale. In the event that the Former Unitholder fails to consummate the sale within such 90 day period, the Units specified in the notice shall continue to be subject to this Section 10.4.

                (c) If the other Unitholders accept the co-sale offer in writing within the ten (10) day period described above, such acceptance shall be irrevocable unless the Former Unitholder shall be unable to cause to be included in such sale the Units held by the other Unitholders subject to the written acceptance. In that event, the Former Unitholder and the other Unitholders shall participate in the sale on a pro rata basis in accordance with the percentages that the Units offered for sale by each such selling Unitholder bear to the total number of Units offered for sale by all of the selling Unitholders or in such other percentages as they shall agree.

        10.5     Deadlock Offer.  Subject to the rights of first refusal
                 --------------
contained in Section 10.3 of this Agreement, which shall be prior and superior to the offer rights contained in this Section 10.5:

                (a) If at any time after December 31, 2005 the Managers shall become deadlocked with respect to a vote, consent or approval on any matter, the deadlock makes it reasonably impractical to carry on the Company's business in conformity with this Agreement, and the Unitholders are unable to break the deadlock by a vote of Unitholders, then any Unitholder (hereinafter referred to as an "Offering Unitholder") may deliver a written notice (an
"Offer Notice") to the other Unitholders making an offer to sell all of the Offering Unitholder's Units to the other Unitholders or to buy all of the other Unitholder's Units, in either case at the price set forth in the Offer Notice, and giving the other Unitholders the right to choose whether to sell their Units or to buy the Offering Unitholder's Units at that price.

                (b) Delivery of an Offer Notice shall constitute a binding offer by the Offering Unitholder to either sell its Units or to buy the other Unitholder's Units at the price set forth in the Offer Notice and at the election of the other Unitholders. The offer shall be irrevocable for a period of ninety (90) days after the date the Offer Notice is delivered to the other Unitholders.

        (c) Within ninety (90) days after delivery of an Offer Notice, the other Unitholders may deliver a written notice (an "Acceptance Notice") to the Offering Unitholder stating whether the other Unitholders elect to sell their Units or to buy the Offering Unitholder's Units under the Offer Notice. If the other Unitholders do not deliver an Acceptance Notice within such 90 day period, then the Offering Unitholder may, within ten (10) days after expiration of such 90 day period, deliver a written notice (an "Offering Unitholder's Acceptance Notice") to the other Unitholders stating that the Offering Unitholder will either sell its Units to the other Unitholders or buy the other Unitholders' Units in accordance with the Offer Notice. Upon delivery of an Acceptance Notice or Offering Unitholders' Acceptance Notice, as the case may be, a binding and enforceable contract shall exist between the Offering Unitholder and the other Unitholders under the Offer Notice and Acceptance Notice or Offering Unitholder's Acceptance Notice, as the case may be, and the Offering Unitholder and other Unitholders shall be obligated to buy or sell Units in accordance with the Offer Notice and Acceptance Notice or Offering Unitholder's' Acceptance Notice, as the case may be, and this Agreement. If neither an Acceptance Notice or Offering Unitholder's Acceptance Notice is delivered within the required time periods, then the offer contained in the Offer Notice shall be deemed rejected and terminated.

                (d) The determination by the other Unitholders whether to buy or sell in response to an Offer Notice shall be made by the vote, consent or approval of the other Unitholders holding at least a majority of Units of the other Unitholders entitled to vote (and specifically excluding for such purposes the Units of the Offering Unitholder); provided, however, that in the event of a
                                       --------  -------
deadlock of the other Unitholders, then the Offering Unitholder shall have the right to notify the other Unitholders as to whether the Offering Unitholder will buy or sell. The determination of other Unitholders holding at least a majority of the Units entitled to vote shall be conclusive and binding on all of the other Unitholders, except as otherwise provided in Section 10.5(e) below.

                (e) If the other Unitholders elect to buy the Offering Unitholder's Units, then the other Unitholders shall purchase the Offering Unitholder's Units on a pro rata basis in accordance with the percentages that the Units owned by each such other Unitholder bears to the total Units owned by all of the other Unitholders, or in such other percentages as they shall agree.

                (f) Notwithstanding anything in this Agreement to the contrary:

                        (i) No Unitholder may deliver an Offer Notice during the period after another Unitholder has delivered an Offer Notice and before the first to occur of the closing of the sale or purchase under the prior Offer Notice or the expiration of the time periods to deliver an Acceptance Notice or Offering Unitholder's Acceptance Notice.

                        (ii) Any Offer Notice must apply to all of the Units of the Offering Unitholder and the other Unitholders, and no Offer Notice to buy or sell less than all of the Offering Unitholder's Units or other Unitholder's Units shall be valid or enforceable.

                        (iii) Any Offer Notice must state the price in terms of a total price for each Unit to be bought or sold. No Offer Notice may state different prices for Units depending on their sale or purchase.

                        (iv) The provisions of this Section 10.5 shall be binding on any transferee or assignee of a Unit.

                (g)      The purchase price in a purchase under this Section
10.5 shall be paid by the Offering Unitholder or other Unitholders, as the case may be, at the closing by delivery of a cashier's check or wire transfer of immediately available funds for the full amount of the purchase price.

                (h) Except as otherwise mutually agreed by the parties, the closing of a purchase under this Section 10.5 shall take place within 30 days following the delivery of an Acceptance Notice or Offering Unitholder's Acceptance Notice, as the case may be. The date, time and place (not outside New York, New York) of the closing shall be as specified in the Acceptance Notice or Offering Unitholder's Acceptance Notice, as the case may be. At the closing, the buyers shall deliver the purchase price in accordance with this
Section 10.5, and any Unit Certificates of the selling Unitholders, duly endorsed, shall be delivered by the selling Unitholders (or their representatives).



        10.6     Cooperation.  Upon exercise by the Company or the Unitholders
                 -----------
of their rights to purchase as described above, the Former Unitholder or its heirs, executors, administrators, estate, legal representatives, successors or assigns, as the case may be, shall be obligated to sell the Units on the terms and conditions set forth in this Agreement and to take such actions and to deliver such documents as the Company or other Unitholders may reasonably request to consummate the sale of the Units.

        10.7     Further Restrictions on Transfer.  No Unitholder shall
                 --------------------------------
transfer, all or any part of such Unitholder's Interest in the Company: (a) without registration under federal and state securities laws, if applicable, or unless such Unitholder delivers an opinion of counsel satisfactory to the Company that registration under such laws is not required; or (b) if the Interest to be transferred, when added to the total of all other Interests transferred in the preceding twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Code.

        10.8     Substitute Unitholders.
                 ----------------------

                (a) Subject to Section 10.8(b), a transferee of an Interest shall have the right to become a Substitute Unitholder only if (i) the requirements of this Article 10 are met; (ii) at least a majority of the Managers consent to admission of the transferee as a Substitute Unitholder;
(iii) such Person executes an instrument satisfactory to the Company and the Managers accepting and adopting the terms and provisions of this Agreement;
(iv) such Person satisfies the requirements of any investment adviser, broker-dealer or other law or registration requirement applicable to the Company; and
(v) such Person pays any reasonable expenses in connection with his or her admission as a Substitute Unitholder.

                (b) Notwithstanding anything contained herein that may be construed to the contrary, a Unitholder may, subject to Section 10.7, freely transfer any Units to an Affiliate of the Unitholder and such Affiliate transferee shall be admitted as a Substitute Member by complying solely with the provisions of Section 10.8(a)(iii), (iv) and (v).

        10.9     Effect of Transfer.
                 ------------------

                (a) Any permitted transfer of all or any portion of a Unitholder's Units in the Company will take effect on the first day of the month following receipt by the Company of written notice of transfer. Any transferee of Units shall take subject to the restrictions on transfer imposed by this Agreement.

                (b) Upon (i) any transfer of Units in violation of this Agreement or (ii) any transfer of Units in compliance with this Agreement to a transferee who is not an existing Unitholder and who has not become a Substitute Unitholder pursuant to Section 10.8, the transferee shall have no right to participate in the management of the business and affairs of the Company, to vote, consent or approve with respect to any matter submitted to the vote, consent or approval of Unitholders, to elect Managers or participate in the election of Managers, to exercise any rights of a Unitholder, or to become a Unitholder, but such transferee shall only be entitled to receive the distributions and return of Capital Contributions to which the transferor of such Interest would otherwise be entitled.

                (c) A transfer of Units shall not by itself dissolve the Company. Unless otherwise agreed by the Managers, a Former Unitholder shall cease to be a Unitholder of the Company effective upon the occurrence of a transfer (or, if the transfer occurs without notice to the Company, upon the Company's receipt of notice of the transfer) of all of the Former Unitholder's Units, regardless of whether or not the transferee is admitted as a Substitute Unitholder, and such Former Unitholder shall have no right or power to exercise any rights of a Unitholder.

        10.10 Except as permitted in Sections 7.6(a)(i) of the DNB Purchase Agreement and Fiduciary Purchase Agreement, as applicable, with respect to the initial Members and their Affiliates (including without limitation, their Affiliates to whom their Units may be transferred), for a period of five (5) years after the purchase of a Unitholder's Units under this Article 10, the selling Unitholder shall not, without the prior written consent of Company, directly or indirectly:

                        (i) Acting alone or as a member of a joint venture or partnership, or as a member, manager, director, officer, employee, agent, consultant or representative of any person, consult with, advise, or engage in any business which competes with the Company in North America in the Company's business;

                        (ii) Finance, extend credit to, or act as surety or guarantor for (for value or by gift) or own, hold or acquire a direct, indirect or beneficial interest in, any person who competes with the Company in North America in the Company's business (except a Unitholder may invest in competitive, publicly traded business enterprises if its investment represents 2% or less of the enterprise's ownership interests); or

                        (iii) Solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of the Company.



                                   ARTICLE 11
                                   ----------

                                   DISSOLUTION

        11.1     Dissolution of the Company.
                 --------------------------

                (a) The Company shall be dissolved, its assets disposed of, and its affairs wound up upon the happening of the first to occur of the following:

                        (i) A vote or consent by Unitholders holding a majority of the Units entitled to vote that the Company should be dissolved.

                        (ii) The stated date for dissolution of the Company, if any, set forth in the Certificate of Formation.

                        (iii) The occurrence of a Cessation Event if at the time the Company has only one Unitholder, except as otherwise provided in the Act.

                        (iv) A dissolution event as may be provided by applicable law, to the extent not overridden by this Agreement.


                (b) Except as otherwise expressly provided in this Agreement, the occurrence of a Cessation Event or the resignation or withdrawal of a Unitholder shall not cause the Company to be dissolved.

                (c) Upon dissolution, the Company shall continue its existence but shall not carry on any business except that appropriate to wind up and liquidate its business and affairs, including without limitation collecting its assets, disposing of its properties not to be distributed in kind to its Unitholders, discharging or making provision for discharging its liabilities, distributing its remaining property among its Unitholders according to their interests, and doing any other act necessary to wind up and liquidate its business and affairs.

        11.2     Winding Up, Liquidation and Distribution of Assets.  Upon
                 --------------------------------------------------
dissolution, an accounting shall be made of the accounts of the Company and of the Company's assets, liabilities, and operations. The Managers shall immediately proceed to wind up the affairs of the Company. If the Company is dissolved and its affairs are to be wound up, the Managers shall:

                (a) Collect, sell or otherwise liquidate all of the Company's assets as promptly as practicable (except to the extent the Managers may determine to distribute any assets to the Unitholders in kind).

                (b) Allocate any net profit or net loss resulting from such sales to the Unitholders in accordance with Article 5 above.

                (c) Discharge or make provision for the discharge of all liabilities of the Company, including liabilities to Unitholders who are creditors, to the extent permitted by law, other than liabilities to Unitholders for distributions, and establish such reserves as may be reasonably necessary to provide for contingencies or liabilities of the Company (for purposes of determining the Capital Accounts of the Unitholders, the amounts of such reserves shall be deemed to be an expense of the Company).

                (d)      Distribute the remaining assets in the following order:

                        (i) If any assets of the Company are to be distributed in kind, the net fair market value of those assets as of the date of termination shall be determined by independent appraisal or by agreement of the Unitholders. Those assets shall be deemed to have been sold as of the date of dissolution for their fair market value, and the Capital Accounts of the Unitholders shall be adjusted pursuant to the provisions of this Agreement to reflect such deemed sale.

                        (ii) The positive balance (if any) of each Unitholder's Capital Account (as determined after taking into account all Capital Account adjustments for the Company's taxable year during which the liquidation occurs) shall be distributed to the Unitholders, either in cash or in kind, with any assets distributed in kind being valued for this purpose at their fair market value as determined pursuant to this Section. Any such distributions to the Unitholders in respect of their Capital Accounts shall be made in accordance with the time requirements set forth in Treas. Reg. 1.704-1(b)(2)(ii)(b)(2).

                (e) Do every other act or thing necessary or appropriate to wind up and liquidate the Company's business and affairs.

        11.3     Deficit Capital Accounts upon Liquidation.  Notwithstanding
                 -----------------------------------------
anything to the contrary in this Agreement, upon a liquidation within the meaning of Treas. Reg. 1.704-1(b)(2)(ii)(g), if any Unitholder has a deficit in its Capital Account (after giving effect to all contributions, distributions, allocations, and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), the Unitholder shall have no obligation to make any Capital Contribution, and the negative balance of the Unitholder's Capital Account shall not be considered a debt owed by the Unitholder to the Company or to any other person for any purpose whatsoever.

        11.4     Final Dissolution.  Upon completion of the winding up,
                 -----------------
liquidation and distribution of the business affairs, assets and liabilities of the Company, it shall be deemed finally dissolved.

        11.5     Certificate of Dissolution.  After the dissolution of the
                 --------------------------
Company, a certificate of dissolution shall be executed and delivered to the Delaware Secretary of State for filing in accordance with the Act. The Managers or other appropriate party shall have authority to distribute any Company property discovered after dissolution, to convey real estate, and to take such other action as may be necessary on behalf of and in the name of the Company.

        11.6     Return of Contribution Nonrecourse to Other Unitholders.
                 -------------------------------------------------------
Except as provided by law or as expressly provided in this Agreement, upon dissolution, each Unitholder shall look solely to the assets of the Company for the return of its Capital Contribution. If the Company property remaining after the payment, discharge or provision for the discharge of the debts and liabilities of the Company is insufficient to return the Capital Contribution of one or more Unitholders, the Unitholders shall have no recourse against any other Unitholder.

                                   ARTICLE 12
                                   ----------

                           INVESTMENT REPRESENTATIONS

                Each Unitholder hereby represents, warrants and agrees that:
(1) the Interests evidenced by this Agreement have not been registered under the Securities Act of 1933 or any state securities laws (the "Securities Acts") because the Company is issuing these Interests in reliance upon exemptions from the registration requirements of the Securities Acts providing for issuance of securities not involving a public offering, (2) the Company has relied upon the fact that the Interests are to be held by each Unitholder for investment, and
(3) exemption from registrations under the Securities Acts would not be available if the Interests were acquired by a Unitholder with a view to distribution or resale.

                Each Unitholder further acknowledges, covenants and agrees: (i) the Unitholder is acquiring the Interests for its own account, for investment and not with a view to the resale or distribution thereof; (ii) not to transfer, sell or offer for sale any portion of the Interests unless there is an effective registration or other qualification relating thereto under the Securities Act or unless the holder of Interests delivers to the Company an opinion of counsel, satisfactory to the Company, that such registration or other qualification under the Securities Acts is not required in connection with such transfer, offer or sale; (iii) the Company is under no obligation to register the Interests or to assist such Unitholder in complying with any exemption from registration under the Securities Acts if such Unitholder should at a later date wish to dispose of its Interest; and (iv) the Interests are unlikely to qualify for disposition under Rule 144 of the Securities and Exchange Commission unless such Unitholder is not an "affiliate" of the Company and the Interest has been beneficially owned and fully paid for by such Unitholder for at least three years.

                The Unitholder, prior to acquiring an Interest, has made an investigation of the Company and its business, and the Company has made available to the Unitholder all information with respect to the Company which the Unitholder needs to make an informed decision to acquire the Interest. The Unitholder considers itself to be a person possessing experience and sophistication as an investor that are adequate for the evaluation of the merits and risks of such Unitholder's investment in the Company.



                                   ARTICLE 13
                                   ----------

                                  MISCELLANEOUS

        13.1     Complete Agreement.  This Agreement and the Certificate of
                 ------------------
Formation constitute the complete and exclusive agreement among the Unitholders with respect to the subject matter hereof. This Agreement and the Certificate of Formation supersede all prior written and oral statements, and no representation, statement, or condition or warranty not contained in this Agreement or the Certificate of Formation will be binding on the Unitholders or have any force or effect whatsoever, with respect to the subject matter hereof.

        13.2     Governing Law.  This Agreement and the rights of the parties
                 -------------
hereunder will be governed by, interpreted and enforced in accordance with the laws of the State of Delaware.

        13.3     Binding Effect.  Subject to the provisions of this Agreement
                 --------------
relating to transfers of Units, this Agreement will be binding upon and inure to the benefit of the Unitholders, Mangers and their respective heirs, estates, personal representatives, successors and assigns.

        13.4     Terms.  Common nouns and pronouns refer to the masculine,
                 -----
feminine, neuter, singular and plural, as the identity of the Person may in the context require. Any reference to the Act, Code or other statutes or laws include all amendments, modifications, or replacements of the specific sections and provisions concerned.

        13.5 Headings. All headings herein are inserted only for --------convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

        13.6     Severability.  If any provision of this Agreement is held to be
                 ------------
illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, such provision will be fully severable; this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

        13.7     Multiple Counterparts.  This Agreement may be executed in
                 ---------------------
several counterparts, each of which will be deemed an original but all of which will constitute one and the same instrument. However, in making proof hereof it will be necessary to produce only one copy hereof signed by the party to be charged.

        13.8     Additional Documents and Acts.  Each Unitholder agrees to
                 -----------------------------
execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

        13.9     No Third Party Beneficiary.  This Agreement is made solely and
                 --------------------------
specifically among and for the benefit of the parties hereto and their respective successors and assigns, subject to the express provisions hereof relating to successors and assigns, and no other person will have any rights, interests, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

        13.10    References to this Agreement.  Numbered or lettered articles,
                 ----------------------------
sections and subsections used in this Agreement refer to articles, sections and subsections of this Agreement unless otherwise expressly stated. The terms "herein," "hereof," "hereunder," "hereby," and the like refer to this Agreement as a whole and not to particular Articles, Sections, subsections or provisions of this Agreement.

        13.11    Notices.  Any notice to be given or to be served upon the
                 -------
Company or any party hereto in connection with this Agreement must be in writing and will be deemed to have been given and received when delivered to the address specified by the party to receive the notice. Such notices will be given to a Unitholder at its address specified in Exhibit A hereto. Any Unitholder or the Company may designate any other address in substitution of the foregoing address to which such notice will be given.

        13.12    Amendments.  This Agreement may be amended by vote of the
                 ----------
Unitholders holding at least a majority of the Units; provided, however, that
                                                      --------  -------
any amendments adjusting the Capital Contributions of a Unitholder, creating any liability for a Unitholder, removing any limitation on liability for a Unitholder, changing the manner of electing Managers, or modifying Section 4.1
(d), shall not be effective against any Unitholder who does not vote for such amendment.

        13.13    Title to Company Property.  Legal title to all property of the
                 -------------------------
Company will be held and conveyed in the name of the Company.

        13.14    Reliance on Authority of Person Signing Agreement.  In the
                 -------------------------------------------------
event that a Unitholder is not a natural person, neither the Company nor any Unitholder will (a) be required to determine the authority of the individual signing this Agreement or to make any commitment or undertaking on behalf of such Person or to determine any fact or circumstance bearing upon the existence of the authority of such individual or (b) be required to see to the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such Person.

        13.15    Specific Performance.  The provisions of this Agreement shall
                 --------------------
be specifically enforceable by the Company and Unitholders.

                              S I G N A T U R E S :
                              - - - - - - - - - -


         The undersigned have executed this Agreement on the dates set forth beneath their signatures, but effective as of the date set forth in the caption.


                                                  OAKTREE ASSET MANAGEMENT, LLC

                                                  By:    /s/David N. Bottoms
                                                    ----------------------------

                                                  Printed Name: David N. Bottoms
                                                              ------------------

                                                  Title: Manager
                                                         -----------------------

                                                  Date:   March 2, 2004
                                                      --------------------------


                                                  By:    /s/John S. Penn
                                                    ----------------------------

                                                  Printed Name: John S. Penn
                                                              ------------------

                                                  Title: Manager
                                                        ------------------------

                                                  Date:    March 2, 2004
                                                      --------------------------



                                                  FIDUCIARY COUNSEL, INC.

                                                  By: /s/John S. Penn
                                                    ----------------------------

                                                  Printed Name: John S. Penn
                                                              ------------------

                                                  Title:    Director
                                                       -------------------------

                                                  Date:      March 2, 2004
                                                      --------------------------

                                                  OAKTREE ASSET MANAGEMENT, INC.

                                                  By: /s/David N. Bottoms
                                                    ----------------------------

                                                  Printed Name: David N. Bottoms
                                                              ------------------

                                                  Title:   President
                                                       -------------------------

                                                  Date:  March 2, 2004
                                                      --------------------------


                                                  PIN OAK CAPITAL, INC.

                                                  By:     /s/David N. Bottoms
                                                    ----------------------------

                                                  Printed Name: David N. Bottoms
                                                              ------------------

                                                  Title:    President
                                                       -------------------------

                                                  Date:   March 2, 2004
                                                      --------------------------


                                                  FINANCIAL ASSETS CORP.

                                                  By:   /s/David N. Bottoms
                                                    ----------------------------

                                                  Printed Name: David N. Bottoms
                                                              ------------------

                                                  Title:  President
                                                       -------------------------

                                                  Date:  March 2, 2004
                                                      --------------------------

                                    EXHIBIT A

                                   UNITHOLDERS
                                   -----------

                                                                                                           NO. OF
NAMES OF UNITHOLDERS              ADDRESSES                         INITIAL CAPITAL CONTRIBUTIONS         UNITS
--------------------              ---------                          -----------------------------         ------

Fiduciary Counsel, Inc.         c/o John S. Penn                     The "Purchased Assets" defined
                                2353 Alexandria Drive                and described in the Fiduciary        _____
                                Lexington, Kentucky 40504            Purchase Agreement, subject to
                                                                     the "Assumed Liabilities"
                                                                     defined and described therein.

Oaktree Asset Management, Inc.  30 Wall Street                       The "Purchased Assets" of
                                Suite 1203                           Oaktree defined and described         _____
                                New York, NY, 10005                  in the DNB Purchase Agreement,
                                                                     subject to the "Assumed
                                                                     Liabilities" of Oaktree defined
                                                                     and described therein.

Pin Oak Capital, Inc.           30 Wall Street                       The "Purchased Assets" of Pin
                                Suite 1203                           Oak defined and described in          _____
                                New York, NY, 10005                  the DNB Purchase Agreement,
                                                                     subject to the "Assumed
                                                                     Liabilities" of Pin Oak defined
                                                                     and described therein.
Financial Assets Corp.          30 Wall Street                       The "Purchased Assets"  of
                                Suite 1203                           Financial defined and described       _____
                                New York, NY, 10005                  in the DNB Purchase Agreement,
                                                                     subject to the "Assumed
                                                                     Liabilities" of Financial
                                                                     defined and described therein.
